JPMORGAN TRUST IV

J.P. Morgan Funds

JPMorgan SmartSpending 2015SM Fund

JPMorgan SmartSpending 2020SM Fund

(Class R2, Class R3, Class R4, Class R5 and Class R6 Shares)

(each, a “Fund” and collectively, the “Funds”)

Supplement dated January 10, 2022 to the current

Prospectuses, as supplemented

Integration of SmartRetirement 2020-2060 and SmartSpending strategies. As previously supplemented on December 1, 2021 and November 1, 2021, on or around March 18, 2022, each of the JPMorgan SmartRetirement 2020-2060 Funds (the “SR Funds”) anticipates modifying its investment strategy after it reaches its respective target retirement year (the year in its name) to incorporate the methodology used by the JPMorgan SmartSpending Funds, thereby integrating the two strategies.

Each of the SR Funds is intended for investors expecting to retire around its target retirement year. Each SR Fund provides exposure to a variety of asset classes through investments in underlying funds, and over time adjusts its asset allocation strategy according to its “glide path”. Upon reaching its target retirement year, each SR Fund is expected to be at or near its most conservative asset allocation, substantially similar to the JPMorgan SmartRetirement Income Fund and, prior to modifying its strategy, would have been merged into that Fund shortly thereafter.

Each JPMorgan SmartSpending Fund is intended for investors who retired on or around its target retirement year and intend to withdraw a portion of their investment in the Fund each year until 35 years after the target retirement year (target maturity year). Each JPMorgan SmartSpending Fund seeks to achieve a level of total return that supports shareholders systematically withdrawing a portion of their investment in the Fund each year until the target maturity year.

Each integrated SR Fund will be intended for investors who plan to retire around its target retirement year and then withdraw their investment in the Fund over time, throughout retirement until the target maturity year. The integrated SR Funds will use an asset allocation strategy designed with two main goals in mind: promoting asset accumulation prior to the target retirement year, which is the “Savings Phase”, and supporting investors withdrawing a portion of their investment in the integrated SR Fund each year over a 35-year period until the Fund’s target maturity year, which is the “Spending Phase”. As a result, each integrated SR Fund’s asset class allocations will change over time, generally becoming more conservative as the Fund approaches the target retirement year and then remaining relatively stable afterwards, throughout the Spending Phase. This means the strategy during the Savings Phase will generally start with a greater emphasis on global equity investments and gradually shift to a greater emphasis on global fixed income investments. During the Spending Phase, each integrated SR Fund will generally retain an emphasis on global fixed income investments. In addition, during the Spending Phase, the Adviser will produce an annual “sample withdrawal amount” that will be posted on the integrated SR Funds’ website. The sample withdrawal amount is a generic hypothetical example that seeks to estimate a percentage of an investor’s investment in the integrated SR Fund as of the beginning of the year that theoretically could be redeemed by an investor during that year while still allowing for redemptions in future years through the target maturity year. The sample withdrawal amount attempts to balance income needs in the current year against the need for income in the future. Investors may use the sample withdrawal amount as a consideration in determining how much of their investment to withdraw each year during the Spending Phase.

SUP-SR-1121-3

The integrated SR Funds will follow the glide path shown below.

Following its respective target retirement year, each integrated SR Fund’s glide path will be extended out 35 years past the target retirement year, covering the Spending Phase, instead of being merged into the SmartRetirement Income Fund at or around the target retirement year under its current strategy. During the Spending Phase, each integrated SR Fund will seek to achieve certain long-term risk and return targets that allow investors to withdraw a portion of their investment in the fund each year until the target maturity year. The integrated SR Funds are designed to be liquidated or merged into the JPMorgan SmartRetirement Income Fund at or around the target maturity year (or prior to the target maturity date if assets decline and the Advisor can no longer manage the Fund in-line with its investment goal).

The integrated SR Funds will periodically assess the asset allocations shown in the glide path taking into account various factors, such as past market performance, assumptions regarding future market performance, time horizon and data on the savings and spending behavior of investors, and may make adjustments. Based on those assessments, adjustments may be made to the glide path that include, among other things, modifying the existing allocations among asset classes, adding or removing asset classes or maintaining asset allocations for longer or shorter periods of time. As a result, the integrated SR Funds’ actual allocations may differ from what is shown in the glide path by +/- 15% and, if conditions are not favorable and substantial de-risking is necessary to preserve capital, by greater than +/- 15%.

JPMorgan SmartRetirement Income Fund

The JPMorgan SmartRetirement Income Fund is not part of the integration of strategies described above, other than the possibility of the integrated SR Funds being merged into the JPMorgan SmartRetirement Income Fund at or around the target maturity year, well in the future. The JPMorgan SmartRetirement Income Fund will not incorporate the methodology used by the JPMorgan SmartSpending Funds, or produce a sample withdrawal amount. Similar to the integrated SR Funds, however, the SmartRetirement Income Fund will invest in underlying funds and establish its asset allocations by focusing on various factors, such as past market performance, assumptions regarding future market performance, time horizon and data on the savings and spending behavior of investors. The Fund will have the ability to adjust its asset allocations by +/- 15% and, if conditions are not favorable and substantial de-risking is necessary to preserve capital, by greater than +/- 15%.

Changes to Current Strategic Target Allocations

The Adviser reviews the SR Funds’ and SmartRetirement Income Fund’s strategic target allocations at least annually and may make adjustments in its discretion, consistent with each Fund’s investment strategy. As part of this standard process, the Adviser recently reviewed the strategic target allocations and determined to adjust the overall allocation to equity from 91% to 94% at the start of the glide path and from 32.5% to 40% at the target retirement date and after. The Adviser also added a sub-asset class for U.S. Mid-Cap Equity, which was previously encompassed within the U.S. Small Cap Equity sub-asset class. In addition, the overall allocation to fixed income will decrease from 9% to 6% at the start of the glide path and from 62.5% to 55% at the target retirement date and after. The revised strategic target allocations for the SR Funds and the SmartRetirement Income Fund are noted below.

Years to Target Date	40+	35	30	25	20	15	10	5	0	-10	-20	-35
Equity	94.00%	94.00%	94.00%	94.00%	87.00%	78.00%	66.00%	53.00%	40.00%	40.00%	40.00%	40.00%
U.S. Large Cap Equity	46.05%	46.05%	46.05%	46.05%	42.65%	38.25%	32.35%	25.95%	19.60%	19.60%	19.60%	19.60%
U.S. Mid Cap Equity	5.65%	5.65%	5.65%	5.65%	5.20%	4.70%	3.95%	3.20%	2.40%	2.40%	2.40%	2.40%
U.S. Small Cap Equity	4.70%	4.70%	4.70%	4.70%	4.35%	3.90%	3.30%	2.65%	2.00%	2.00%	2.00%	2.00%
REITs	3.75%	3.75%	3.75%	3.75%	3.50%	3.10%	2.65%	2.10%	1.60%	1.60%	1.60%	1.60%
International Equity	23.05%	23.05%	23.05%	23.05%	21.30%	19.10%	16.15%	13.00%	9.80%	9.80%	9.80%	9.80%
Emerging Markets Equity	10.80%	10.80%	10.80%	10.80%	10.00%	8.95%	7.60%	6.10%	4.60%	4.60%	4.60%	4.60%
Fixed Income	6.00%	6.00%	6.00%	6.00%	13.00%	22.00%	34.00%	47.00%	55.00%	55.00%	55.00%	55.00%
U.S. Fixed Income	4.80%	4.80%	4.80%	4.80%	10.40%	17.60%	27.20%	34.60%	36.50%	36.50%	36.50%	36.50%
Inflation Managed	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	3.00%	7.50%	7.50%	7.50%	7.50%
High Yield Fixed Income	0.85%	0.85%	0.85%	0.85%	1.80%	3.10%	4.75%	6.60%	7.70%	7.70%	7.70%	7.70%
Emerging Markets Debt	0.35%	0.35%	0.35%	0.35%	0.80%	1.30%	2.05%	2.80%	3.30%	3.30%	3.30%	3.30%
Money Market Funds/Cash and Cash Equivalents	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	5.00%	5.00%	5.00%	5.00%
Money Market Funds/Cash and Cash Equivalents	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	5.00%	5.00%	5.00%	5.00%

The Adviser will implement these changes over time with the anticipated completion date coinciding with the integration of the strategies described above in March 2022. The overall allocations to equity, fixed income and cash and cash equivalent asset classes shown in the integrated SR Funds’ glide paths above reflect these changes.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUSES FOR FUTURE REFERENCE

JPMORGAN TRUST IV

J.P. Morgan Funds

JPMorgan SmartSpending 2015SM Fund

JPMorgan SmartSpending 2020SM Fund

(Class R2, Class R3, Class R4, Class R5 and Class R6 Shares)

(each, a “Fund” and collectively, the “Funds”)

Supplement dated January 10, 2022 to the current

Prospectuses, as supplemented

Integration of SmartRetirement Blend 2020-2060 and SmartSpending strategies. As previously supplemented on December 1, 2021 and November 1, 2021, on or around March 18, 2022, each of the JPMorgan SmartRetirement Blend 2020-2060 Funds (the “SR Blend Funds”) anticipates modifying its investment strategy after it reaches its respective target retirement year (the year in its name) to incorporate the methodology used by the JPMorgan SmartSpending Funds, thereby integrating the two strategies.

Each of the SR Blend Funds is intended for investors expecting to retire around its target retirement year. Each SR Blend Fund provides exposure to a variety of asset classes through investments in underlying funds and direct investments, and over time adjusts its asset allocation strategy according to its “glide path.” In addition, each SR Blend Fund uses underlying funds and strategies that attempt to replicate performance of various indexes as well as actively-managed underlying funds and strategies. Upon reaching its target retirement year, each SR Blend Fund is expected to be at or near its most conservative asset allocation, substantially similar to the JPMorgan SmartRetirement Blend Income Fund and, prior to modifying its strategy, would have been merged into that Fund shortly thereafter.

Each JPMorgan SmartSpending Fund is intended for investors who retired on or around its target retirement year and intend to withdraw a portion of their investment in the Fund each year until 35 years after the target retirement year (target maturity year). Each JPMorgan SmartSpending Fund seeks to achieve a level of total return that supports shareholders systematically withdrawing a portion of their investment in the Fund each year until the target maturity year.

Each integrated SR Blend Fund will be intended for investors who plan to retire around its target retirement year and then withdraw their investment in the Fund over time, throughout retirement until the target maturity year. The integrated SR Blend Funds will use an asset allocation strategy designed with two main goals in mind: promoting asset accumulation prior to the target retirement year, which is the “Savings Phase”, and supporting investors withdrawing a portion of their investment in the integrated SR Blend Fund each year over a 35-year period until the Fund’s target maturity year, which is the “Spending Phase”. As a result, each integrated SR Blend Fund’s asset class allocations will change over time, generally becoming more conservative as the Fund approaches the target retirement year and then remaining relatively stable afterwards, throughout the Spending Phase. This means the strategy during the Savings Phase will generally start with a greater emphasis on global equity investments and gradually shift to a greater emphasis on global fixed income investments. During the Spending Phase, each integrated SR Blend Fund will generally retain an emphasis on global fixed income investments. In addition, during the Spending Phase, the Adviser will produce an annual “sample withdrawal amount” that will be posted on the integrated SR Blend Funds’ website. The sample withdrawal amount is a generic hypothetical example that seeks to estimate a percentage of an investor’s investment in the integrated SR Blend Fund as of the beginning of the year that theoretically could be redeemed by an investor during that year while still allowing for redemptions in future years through the target maturity year. The sample withdrawal amount attempts to balance income needs in the current year against the need for income in the future. Investors may use the sample withdrawal amount as a consideration in determining how much of their investment to withdraw each year during the Spending Phase.

SUP-SRB-1121-3

The integrated SR Blend Funds will follow the glide path shown below.

Following its respective target retirement year, each integrated SR Blend Funds’ glide path will be extended out 35 years past the target retirement year, covering the Spending Phase, instead of being merged into the SmartRetirement Blend Income Fund at or around the target retirement year under its current strategy. During the Spending Phase, each integrated SR Blend Fund will seek to achieve certain long-term risk and return targets that allow investors to withdraw a portion of their investment in the fund each year until the target maturity year. The integrated SR Blend Funds are designed to be liquidated or merged into the JPMorgan SmartRetirement Blend Income Fund at or around the target maturity year (or prior to the target maturity date if assets decline and the Adviser can no longer manage the Fund in-line with its investment goal).

The integrated SR Blend Funds will periodically assess the asset allocations shown in the glide path taking into account various factors, such as past market performance, assumptions regarding future market performance, time horizon and data on the savings and spending behavior of investors, and may make adjustments. Based on those assessments, adjustments may be made to the glide path that include, among other things, modifying the existing allocations among asset classes, adding or removing asset classes or maintaining asset allocations for longer or shorter periods of time. As a result, the integrated SR Blend Funds’ actual allocations may differ from what is shown in the glide path by +/- 15% and, if conditions are not favorable and substantial de-risking is necessary to preserve capital, by greater than +/- 15%.

JPMorgan SmartRetirement Blend 2020 Fund and JPMorgan SmartSpending 2020 Fund

In connection with the integration of the strategies described above, it is expected that the JPMorgan SmartSpending 2020 Fund will be merged into the JPMorgan SmartRetirement Blend Fund in March 2022, subject to Board approval, with the combined fund following the strategy and glide path shown above. If approved by the Board, an Information Statement will be mailed to JPMorgan SmartSpending 2020 Fund shareholders closer to the merger date providing further details. It is anticipated that the merger will not require shareholder approval.

JPMorgan SmartSpending 2015 Fund

In connection with the integration of the strategies described above, the JPMorgan SmartSpending 2015 Fund will be renamed the JPMorgan SmartRetirement Blend 2015 Fund. The Fund, which is in the Spending Phase, will follow the strategy and glide path as noted above. In addition, upon completion of the integration, the same portfolio management team that manages the SRB Funds will manage the renamed JPMorgan SmartRetirement Blend 2015 Fund. The portfolio managers that will manage the JPMorgan SmartRetirement Blend 2015 Fund upon completion of the integration are set forth below:

Portfolio Manager	Primary Title with Investment Adviser
Daniel Oldroyd	Managing Director
Silvia Trillo	Managing Director
Jeffrey A. Geller	Managing Director

JPMorgan SmartRetirement Blend Income Fund

The JPMorgan SmartRetirement Blend Income Fund is not part of the integration of strategies described above, other than the possibility of the integrated SR Blend Funds being merged into the JPMorgan SmartRetirement Blend Income Fund on or around the target maturity year, well in the future. The JPMorgan SmartRetirement Blend Income Fund will not incorporate the methodology used by the JPMorgan SmartSpending Funds, or produce a sample withdrawal amount. Similar to the integrated SR Blend Funds, however, the SmartRetirement Blend Income Fund will invest in underlying funds and establish its asset allocations by focusing on various factors, such as past market performance, assumptions regarding future market performance, time horizon and data on the savings and spending behavior of investors. The Fund will have the ability to adjust its asset allocations by +/- 15% and, if conditions are not favorable and substantial de-risking is necessary to preserve capital, by greater than +/- 15%.

Changes to Current Strategic Target Allocations

The Adviser reviews the SR Blend Funds’ and SmartRetirement Blend Income Fund’s strategic target allocations at least annually and may make adjustments in its discretion, consistent with each Fund’s investment strategy. As part of this standard process, the Adviser recently reviewed the strategic target allocations and determined to adjust the overall allocation to equity from 91% to 94% at the start of the glide path and from 32.5% to 40% at the target retirement date and after. The Adviser also added a sub-asset class for U.S. Mid-Cap Equity, which was previously encompassed within the U.S. Small Cap Equity sub-asset class. In addition, the overall allocation to fixed income will decrease from 9% to 6% at the start of the glide path and from 62.5% to 55% at the target retirement date and after. The revised strategic target allocations for the SR Blend Funds and the SmartRetirement Blend Income Fund are noted below.

Years to Target Date	40	35	30	25	20	15	10	5	0	-10	-20	-35
Equity	94.00%	94.00%	94.00%	94.00%	87.00%	78.00%	66.00%	53.00%	40.00%	40.00%	40.00%	40.00%
U.S. Large Cap Equity	46.05%	46.05%	46.05%	46.05%	42.65%	38.25%	32.35%	25.95%	19.60%	19.60%	19.60%	19.60%
U.S. Mid Cap Equity	5.65%	5.65%	5.65%	5.65%	5.20%	4.70%	3.95%	3.20%	2.40%	2.40%	2.40%	2.40%
U.S. Small Cap Equity	4.70%	4.70%	4.70%	4.70%	4.35%	3.90%	3.30%	2.65%	2.00%	2.00%	2.00%	2.00%
REITs	3.75%	3.75%	3.75%	3.75%	3.50%	3.10%	2.65%	2.10%	1.60%	1.60%	1.60%	1.60%
International Equity	23.05%	23.05%	23.05%	23.05%	21.30%	19.10%	16.15%	13.00%	9.80%	9.80%	9.80%	9.80%
Emerging Markets Equity	10.80%	10.80%	10.80%	10.80%	10.00%	8.95%	7.60%	6.10%	4.60%	4.60%	4.60%	4.60%
Fixed Income	6.00%	6.00%	6.00%	6.00%	13.00%	22.00%	34.00%	47.00%	55.00%	55.00%	55.00%	55.00%
U.S. Fixed Income	4.80%	4.80%	4.80%	4.80%	10.40%	17.60%	27.20%	34.60%	36.50%	36.50%	36.50%	36.50%
Inflation Managed	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	3.00%	7.50%	7.50%	7.50%	7.50%
High Yield Fixed Income	0.85%	0.85%	0.85%	0.85%	1.80%	3.10%	4.75%	6.60%	7.70%	7.70%	7.70%	7.70%
Emerging Markets Debt	0.35%	0.35%	0.35%	0.35%	0.80%	1.30%	2.05%	2.80%	3.30%	3.30%	3.30%	3.30%
Money Market Funds/Cash and Cash Equivalents	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	5.00%	5.00%	5.00%	5.00%
Money Market Funds/Cash and Cash Equivalents	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	5.00%	5.00%	5.00%	5.00%

The Adviser will implement these changes over time with the anticipated completion date coinciding with the integration of the strategies described above in March 2022. The overall allocations to equity, fixed income and cash and cash equivalent asset classes shown in the integrated SR Blend Funds’ glide paths above reflect these changes.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

PROSPECTUSES FOR FUTURE REFERENCE

J.P. MORGAN FUNDS

JPMorgan SmartSpendingSM 2020 Fund (the “Fund”)

(Class R2, Class R3, Class R4, Class R5 and Class R6)

(a series of JPMorgan Trust IV)

Supplement dated January 10, 2022

to the current Prospectus, as supplemented

NOTICE OF LIQUIDATION OF THE JPMORGAN SMARTSPENDING 2020 FUND. As previously supplemented on December 1, 2021, and November 18, 2021, in connection with the planned modification of the investment strategy of each of the JPMorgan SmartRetirement 2020-2060 and JPMorgan SmartRetirement Blend 2020-2060 Funds to incorporate the methodology used by the JPMorgan SmartSpending Funds, the Board of Trustees (the “Board”) of JPMorgan Trust IV has approved the liquidation and dissolution of the Fund on or about April 25, 2022 (the “Liquidation Date”). Effective immediately, the Fund may depart from its stated investment objective and strategies as it increases its cash holdings in preparation for its liquidation. On the Liquidation Date (for settlement the date after the Liquidation Date), the Fund shall distribute pro rata to its shareholders of record all of the assets of the Fund in complete cancellation and redemption of all of the outstanding shares of beneficial interest, except for any proceeds from any securities that cannot be liquidated on the Liquidation Date, cash, bank deposits or cash equivalents in an estimated amount necessary to (i) discharge any unpaid liabilities and obligations of the Fund on the Fund’s books on the Liquidation Date, including, but not limited to, income dividends and capital gains distributions, if any, payable through the Liquidation Date, and (ii) pay such contingent liabilities as the officers of the Fund deem appropriate subject to ratification by the Board. Income dividends and capital gain distributions, if any, may be paid on or prior to the Liquidation Date. If you have a Fund direct IRA account, your shares will be exchanged for Morgan Shares of the JPMorgan U.S. Government Money Market Fund unless you provide alternative direction prior to the Liquidation Date. For all other IRA accounts, the proceeds will be invested based upon guidelines of the applicable Plan administrator.

Upon liquidation, shareholders may purchase any class of another J.P. Morgan Fund for which they are eligible with the proceeds of the liquidating distribution. At the time of the purchase you must inform your Financial Intermediary or the J.P. Morgan Funds that the proceeds are from the Fund.

PURCHASES OF FUND SHARES FROM NEW SHAREHOLDERS WILL NO LONGER BE ACCEPTED ON OR AFTER NOVEMBER 22, 2021.

PURCHASES OF ADDITIONAL SHARES FROM EXISTING SHAREHOLDERS WILL NO LONGER BE ACCEPTED ON OR AFTER APRIL 23, 2022. FOR GROUP RETIREMENT PLANS (AS DEFINED IN THE PROSPECTUS) THAT MADE THE FUND AVAILABLE TO PARTICIPANTS ON OR BEFORE NOVEMBER 17, 2021, PURCHASES WILL NO LONGER BE ACCEPTED FOR NEW PARTICIPANTS OR EXISTING PARTICIPANTS ON OR AFTER APRIL 23, 2022.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

PROSPECTUS FOR FUTURE REFERENCE

SUP-SS2020-LIQ-1121-3

Prospectus
J.P. Morgan Funds
Class R2, Class R3, Class R4, Class R5 & Class R6 Shares
November 1, 2021, as supplemented January 10, 2022
JPMorgan SmartSpendingSM 2015 Fund
Class/Ticker: R2/JTQEX; R3/JTQFX; R4/JTQGX; R5/JTQHX; R6/JTQJX
JPMorgan SmartSpendingSM 2020 Fund
Class/Ticker: R2/JTQMX; R3/JTQNX; R4/JTQOX; R5/JTQPX; R6/JTQQX
The Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

JPMorgan SmartSpendingSM 2015 Fund
Class/Ticker: R2/JTQEX; R3/JTQFX; R4/JTQGX; R5/JTQHX; R6/JTQJX
What is the goal of the Fund?
The Fund seeks to provide total return consisting of current income and some capital appreciation.
Fees and Expenses of the Fund
The following tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below. “Acquired Fund (Underlying Fund) Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, including affiliated money market funds, other mutual funds, exchange-traded funds and business development companies. The impact of Acquired Fund (Underlying Fund) Fees and Expenses is included in the total returns of the Fund. Acquired Fund (Underlying Fund) Fees and Expenses are not direct costs of the Fund, are not used by the Fund to calculate its net asset value per share and are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus.
ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class R2	Class R3	Class R4	Class R5	Class R6
Management Fees[1]	0.15%	0.15%	0.15%	0.15%	0.15%
Distribution (Rule 12b-1) Fees	0.50	0.25	NONE	NONE	NONE
Other Expenses	1.13	1.58	1.35	1.57	0.90
Service Fees	0.25	0.25	0.25	0.10	NONE
Remainder of Other Expenses[2]	0.88	1.33	1.10	1.47	0.90
Acquired Fund (Underlying Fund) Fees and Expenses[3]	0.19	0.19	0.19	0.19	0.19
Total Annual Fund Operating Expenses	1.97	2.17	1.69	1.91	1.24
Fee Waivers and/or Expense Reimbursements[4]	-1.03	-1.48	-1.25	-1.62	-1.05
Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements[4]	0.94	0.69	0.44	0.29	0.19
1
Management Fees have been restated to reflect current fees.
2
“Remainder of Other Expenses” has been calculated based on the actual other expenses incurred in the most recent fiscal year.
3
"Management Fees" has been restated to reflect current fees.
4
The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding Acquired Fund (Underlying Fund) Fees and Expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections, and extraordinary expenses) exceed 0.94%, 0.69% and 0.44% of the average daily net assets of Class R2, Class R3 and Class R4 Shares, respectively. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser, shareholder servicing agent and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s investment in such money market funds. These waivers are in effect through 10/31/22, at which time it will be determined whether such waivers will be renewed or revised. To the extent that the Fund engages in securities lending, affiliated money market fund fees and expenses resulting from the Fund’s investment of cash received from securities lending borrowers are not included in Total Annual Fund Operating Expenses and therefore, the above waivers do not apply to such investments.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 10/31/22, and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.
WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS R2 SHARES ($)	96	518	967	2,213
CLASS R3 SHARES ($)	70	536	1,028	2,386
CLASS R4 SHARES ($)	45	410	800	1,893
CLASS R5 SHARES ($)	30	442	880	2,100
CLASS R6 SHARES ($)	19	289	580	1,407
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses, or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 107% of the average value of its portfolio.
November 1, 2021  |  1

JPMorgan SmartSpendingSM 2015 Fund (continued)
What are the Fund’s main investment strategies?
The Fund is generally intended for investors who retired on or around the year 2015 and intend to spend down their holdings in the Fund. The Fund will invest in J.P. Morgan Funds and directly in securities and other financial instruments according to an investment strategy that seeks to achieve a level of total return that supports shareholders systematically redeeming, or spending down, a portion of their investment in the Fund each year until December 31, 2050 (the Fund’s maturity date). In implementing the Fund’s investment strategy, J.P. Morgan Investment Management Inc., the Fund’s investment adviser (the Adviser), will take into account both a “sample spend down amount” and a related long-term risk and return targets. The sample spend down amount is a generic hypothetical example produced by the Adviser each year that seeks to estimate a percentage of a shareholder’s investment in the Fund as of the beginning of the year that theoretically could be redeemed by a shareholder during that year while still allowing for redemptions in future years through the maturity date. It attempts to balance income needs in the current year against longevity needs (i.e., the need for income in the future). The related long-term risk and return targets represents the investment return the Adviser seeks to achieve over the long-term and the risk level (e.g., the balance between asset classes) the Adviser seeks to take to achieve that long-term return in light of the sample spend down amount. The sample spend down amount will be made available in January of each year on the Fund’s website at www.jpmorganfunds.com and by calling 1-800-480-4111.
In determining investments, the Adviser will employ a multi-step process that utilizes both quantitative and qualitative inputs. First, on a date within 60 days prior to the start of each calendar year (the calculation date), the Adviser will use a quantitative methodology that takes into account various factors, such as past market performance, assumptions regarding future market performance, remaining time to the maturity date and data on the spending behavior of retirees in the market, to produce a preliminary sample spend down amount and associated long-term risk and return targets for the Fund. Second, the Adviser will conduct a qualitative review of the preliminary sample spend down amount and long-term risk and return targets based on its capital market views, the yield and volatility environment and retiree spending habits in the market as of the relevant calculation date, among other things, and finalize each for the relevant year. The Adviser will then actively manage the Fund’s portfolio, including the allocations between asset classes and investments, in an effort to seek to achieve the long-term risk and return targets and provide for the sample spend down amount.
The process described above will be repeated on an annual basis. Because the Adviser will review the sample spend down amount and long-term risk and return targets on an annual basis taking into account the factors noted above, asset alloca tions are not expected to be static from year to year. Rather, the Adviser expects that allocations between asset classes will vary and typically fall within the following ranges:
Global Equity	20–50%
Global Fixed Income	50–70%
Alternatives	0–20%
Cash & Cash Equivalents	0–20%
In addition to the annual review, the Adviser will actively review the allocations between asset classes during the year in an effort to manage the Fund’s overall volatility. In doing so, the Adviser may deviate from the expected allocation ranges noted above by +/-15% based on the Adviser’s market outlook and/or in response to market conditions. For example, the Adviser may, among other things, seek to increase allocations to the global fixed income asset class based on its market outlook in an effort to decrease the Fund’s volatility and preserve capital. The Adviser may also, among other things, seek to increase allocations to the global equity asset class to take advantage of what it believes is an investment opportunity, provided the Adviser believes the Fund’s expected volatility level as a result of the investment will be at a level consistent with the long-term risk and return targets. In instances where the Adviser believes that conditions are not favorable and substantial de-risking is necessary to preserve capital, deviations beyond +/-15% may occur. Updated information concerning the Fund’s allocations will be available in the Fund’s shareholder reports and on the Fund’s website at www.jpmorganfunds.com from time to time.
The Fund gains exposure to the asset classes noted above through investments in mutual funds and exchange traded funds (ETFs) within the same group of investment companies (i.e., J.P. Morgan Funds), market cap weighted index ETFs that are managed by unaffiliated investment advisers for the limited purposes described below (unaffiliated passive ETFs) (collectively with the J.P. Morgan Funds, the underlying funds) and/or through direct investments in securities and other financial instruments. The Adviser currently anticipates that the Fund’s investments will consist mainly of J.P. Morgan Funds and unaffiliated passive ETFs, with a majority in J.P. Morgan Funds. However, the amount of the Fund’s assets allocated to J.P. Morgan Funds, unaffiliated passive ETFs and direct investments will vary over time and the Fund may be invested entirely in J.P. Morgan Funds, unaffiliated passive ETFs or direct investments at any given point in time. In selecting underlying funds, the Adviser expects to select J.P. Morgan Funds without considering or canvassing the universe of unaffiliated underlying funds available, even though there may (or may not) be one or more unaffiliated underlying funds that investors might regard as more attractive for the Fund or that have superior returns. For actively-managed underlying funds, the Adviser limits its selection to J.P. Morgan Funds. For passive ETFs, the Adviser expects to use a J.P. Morgan ETF unless the Adviser determines the investment is not available. To the extent the Adviser
2  |  J.P. Morgan Funds

determines in its sole discretion that an investment in a J.P. Morgan passive ETF is not available, only then will the Adviser consider an unaffiliated underlying fund. The Fund may invest in securities denominated in any currency.
With respect to its global equity investments, the Fund may invest in common stock, preferred stock, convertible securities, depositary receipts, warrants to buy common stocks, and underlying funds.
With respect to its global fixed income investments, the Fund may invest in bank obligations, convertible securities, U.S. government securities (including agencies and instrumentalities), asset-backed securities, mortgage-backed and mortgage-related securities (which may include securities that are issued by non-governmental entities), domestic and foreign corporate bonds, high yield securities (junk bonds), loan assignments and participations (Loans), debt obligations issued or guaranteed by a foreign sovereign government or its agencies, authorities or political subdivisions, floating rate securities, inflation-indexed bonds and inflation-linked securities such as Treasury Inflation Protected Securities (TIPS), and underlying funds.
The Fund’s alternative investments may include individual securities, underlying funds, and exchange traded notes (ETNs). The investments in this asset class may give the Fund exposure to: market neutral strategies, long/short strategies, merger arbitrage strategies, real estate (including real estate investment trusts (REITs)), currencies and commodities. The Fund may also invest in derivatives, which are instruments that have a value based on another instrument, exchange rate or index. The Fund may use derivatives, such as futures contracts, options and forwards, to more effectively gain targeted equity and fixed income exposure from its cash positions, to hedge investments, for risk management and to attempt to increase the Fund’s gain. For example, the Fund may utilize exchange traded futures and options to gain exposure to, or to overweight or underweight its investments among, the various asset classes and for interest rate risk management to adjust the duration position of the Fund. The Fund may also use exchange traded futures for cash management purposes. Forward currency transactions may be utilized to hedge exposure to non-dollar investments back to the U.S. dollar. Futures and options used to adjust the duration position of the Fund are not subject to or included as part of the Fund’s stated fixed income ranges. Underlying funds in which the Fund may invest may also use derivatives.
The Fund may enter into short sales. In short selling transactions, the Fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement. The underlying funds in which the Fund may invest may also enter into short sales.
The Fund is not a target date fund that follows a “glidepath” in which the mix of investments among asset classes becomes more conservative over time according to a predetermined path. Rather, the Fund’s allocations among asset classes will vary from year to year and may become more conservative or more aggressive in any given year based upon the Adviser’s annual review, but without regard to any particular shareholder’s behavior.
Because it is assumed that shareholders will be spending down amounts invested in the Fund each year until the maturity date, the Fund’s assets are expected to decline over time and approach zero on the maturity date, at which time it is expected that the Fund will be liquidated. The Adviser anticipates that the sample spend down amount will increase as a percentage of a shareholder’s investment in the several years immediately preceding the maturity date and that the sample spend down amount will be 100% of a shareholder’s investment in the year 2050. As a result, the Fund and the sample spend down amount may be less useful for those who invest closer to the maturity date.
The sample spend down amount is not expected to be level from year to year and instead will likely vary each year based upon changes in the underlying considerations noted above. The long-term risk and return targets of the Fund in any given year, including any income and gain from investments earned by the Fund, is not designed to be equal to or greater than the sample spend down amount for such year. This means that if you choose to follow the sample spend down amount, you will likely be redeeming shares and your investment in the Fund will be reduced. The sample spend down amount assumes the reinvestment of distributions in additional shares of the Fund. As a result, if distributions are not reinvested, following the sample spend down amount without adjusting for distributions not reinvested will increase the likelihood that a shareholder will (i) have insufficient shares for redemption in future years and (ii) exhaust his or her assets in the Fund prior to the maturity date. The sample spend down amount is not designed to comply with any required minimum distribution rules applicable to tax-deferred retirement accounts nor does it take into account any tax considerations to shareholders (including, for example, any early withdrawal penalties that may be imposed on shareholders in tax-deferred retirement accounts). Shareholders investing through a tax-deferred retirement account subject to a required minimum distribution who redeem shares of the Fund from such account will need to include such redemption amount, as appropriate, in the computation of any annual required minimum distribution. Many of the assumptions and factors upon which the sample spend down amount will be based are the result of estimates and judgment calls by the Adviser. If those assumptions and factors are inaccurate or incomplete, the sample spend down amount may not accurately reflect the amount that a shareholder could redeem during the year while still allowing for redemptions in future years. Shareholders should not consider the Fund as a complete solution for his or her investment or retirement income needs or
November 1, 2021  |  3

JPMorgan SmartSpendingSM 2015 Fund (continued)
as a guarantee of income. In making a decision about your investment in the Fund in your individual situation, or in assessing the adequacy of estimated distributions that you may receive at any particular time, you should consider all of your other assets, income and investments in addition to your investment in the Fund.
The provision of a sample spend down amount is for the purpose of outlining a possible theoretical course of action. The sample spend down amount is a generic hypothetical example as of a specific calculation date that does not consider, nor is it based upon, a shareholder’s specific circumstances including his or her age, financial needs, risk tolerance, required minimum distribution amount under the Internal Revenue Code with respect to any year, if any, other assets and overall investment objectives. No suggestion is offered herein that any particular redemption amount is advisable under the circumstances outlined in the sample spend down amount, and, more generally, there is no recommendation herein regarding any particular course of conduct in any particular situation or with respect to any particular shareholder. The sample spend down amount does not constitute and is not intended to constitute a suggestion, recommendation or impartial advice of any kind. Instead, it will be presented merely for educational purposes so as to give an indication as to the kinds of approaches that may be possible, and each investor should make an independent decision regarding how to proceed based on the investor’s own independent analysis, taking into account whatever independent advice from the investor’s professional adviser, tax adviser or other third parties that the investor may regard as necessary or appropriate to obtain.
The Fund’s Main Investment Risks
The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.
The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective. The Fund may be exposed to the risks summarized below through both its investments in underlying funds and its direct investments.
Sample Spend Down Amount Risk. The JPMorgan SmartSpending 2015 Fund is designed for investors in retirement who intend to spend down their holdings in the Fund. However, the Fund is not a complete retirement program, there is no guarantee that the Fund will provide sufficient retirement income, the sample spend down amount for any given year may be zero in order to preserve capital and you may lose money invested in the Fund. You should not rely solely on the Fund and the sample spend down amount in determining your retirement income needs. Prior to investing in the Fund, you should be aware of the following:
1.
The Fund is not designed for the accumulation of assets prior to retirement. If you choose to redeem shares in accordance with the sample spend down amount and the Fund outperforms after you have redeemed shares, you will not participate in the appreciation of assets on the amount you redeemed. The long-term risk and return target of the Fund in any given year, including any income and gain from investments earned by the Fund, is not designed to be equal to or greater than the sample spend down amount for such year. This means that, if you choose to follow the sample spend down amount, you likely will be redeeming shares and your investment in the Fund will be reduced.
2.
The Fund is not a target date Fund and while the Adviser will seek to manage the overall volatility of the Fund, it may not be successful in doing so and the Fund’s risk profile may be more or less aggressive from year to year. Your risk tolerance may change over time and the Adviser may change the Fund’s long-term risk and return target, including, but not limited to, in response to Fund performance. For example, to the extent the Fund underperforms (outperforms) the long-term risk and return target for a given year, it may lead to a decrease (increase) in the sample spend down amount or an increase (decrease) in the long-term risk and return target in subsequent years. It is important that you re-evaluate your investment in the Fund periodically.
3.
The sample spend down amount is calculated solely as of the applicable calculation date and does not take into account any subsequent changes to the basis upon which it is calculated, such as changes in the Adviser’s assumptions regarding future market performance. In this regard, once a sample spend down amount is set for a given year, the Adviser does not expect to modify it during the year. Rather, any changes to the sample spend down amount, including changes to account for unexpected investment performance, will be made in the next annual calculation.
4.
The sample spend down amount calculation assumes the reinvestment of distributions in additional shares of the Fund. As a result, if distributions are not reinvested, following the sample spend down amount without adjusting for distributions not reinvested will increase the likelihood that a shareholder will (i) have insufficient shares for redemption in future years and (ii) exhaust his or her assets in the Fund prior to the maturity date.
Investment Risk. The Fund’s share price will change daily based on the performance of its underlying investments. The ability of the Fund to meet its investment objective is directly related to
4  |  J.P. Morgan Funds

its asset allocation among underlying funds and its direct investments and the ability of the underlying funds to meet their investment objectives and for the direct investments to perform positively. If the Adviser’s asset allocation strategy does not work as intended, the Fund may not achieve its objective. If the Fund is unable to achieve its objective, the sample spend down amount may be zero and the amount you can redeem for use in retirement may be less than if you had not invested in the Fund.
Maturity Date and Redemption Risk. While assets invested in the Fund are expected to decline over time and equal zero on the maturity date, the Fund may be liquidated prior to the maturity date. For example, as assets decline and approach zero, there may be a point before the maturity date where the Adviser can no longer manage the Fund in-line with its investment goal and the Fund may be liquidated at the discretion of the Board of Trustees. In addition, as assets in the Fund decline, Fund expenses will be spread over a smaller asset base, potentially causing an increase in the Fund’s expense ratio. In order to accommodate investors redeeming shares, the Fund may sell securities at times when it would not otherwise do so, which may result in a loss to the Fund. These transactions may result in higher portfolio turnover, accelerate the realization of taxable income if sales of securities resulted in capital gains or other income and increase transaction costs, which may impact the Fund’s expense ratio. To the extent that such transactions result in short-term capital gains, such gains will generally be taxed at the ordinary income tax rate. It is possible for the Fund to suffer substantial investment losses and simultaneously experience additional asset reductions as a result of shareholders redeeming shares. Moreover, even if the Fund’s capital grows over short, intermediate, or long periods of time, the Fund is not designed for such growth to enable the Fund to allow for redemptions without returning capital to shareholders. Rather, the Fund expects that substantially all capital will be returned to shareholders by the maturity date.
Investments in Mutual Funds and ETF Risks. The Fund invests in other J.P. Morgan Funds and unaffiliated passive ETFs (underlying funds) as a primary strategy, so the Fund’s investment performance and risks are directly related to the performance and risks of the underlying funds. Shareholders will indirectly bear the expenses charged by the underlying funds. Because the Fund’s adviser or its affiliates provide services to and receive fees from certain of the underlying funds, the Fund’s investments in the underlying funds benefit the adviser and/or its affiliates. In addition, the Fund may hold a significant percentage of the shares of an underlying fund. As a result, the Fund’s investments in an underlying fund may create a conflict of interest. Certain ETFs and other underlying funds may not be actively managed. Securities may be purchased, held and sold by such funds when an actively managed fund would not do so. In addition, ETFs may trade at a price above (premium) or below (discount) their net asset value, especially during periods of significant market volatility or stress, causing investors to pay significantly more or less than the value of the ETF’s underlying portfolio. In addition, the adviser’s authority to allocate investments among J.P. Morgan Funds and unaffiliated passive ETFs creates conflicts of interest. For example, investing in J.P. Morgan Funds could cause the Fund to incur higher fees and will cause the adviser and/or its affiliates to receive greater compensation, increase assets under management or support particular investment strategies or J.P. Morgan Funds.
General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics.
For example, the outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world, including those in which the Fund invests. The effects of this pandemic to public health and business and market conditions, including exchange trading suspensions and closures, may continue to have a significant negative impact on the performance of the Fund’s investments, increase the Fund’s volatility, exacerbate pre-existing political, social and economic risks to the Fund, and negatively impact broad segments of businesses and populations. The Fund’s operations may be interrupted as a result, which may contribute to the negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund’s investment performance. The full impact of the COVID-19 pandemic, or other future epidemics or pandemics, is currently unknown.
Equity Securities Risk. Investments in equity securities (such as stocks) are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s or the underlying fund’s portfolio or the securities
November 1, 2021  |  5

JPMorgan SmartSpendingSM 2015 Fund (continued)
market as a whole, such as changes in economic or political conditions. When the value of such securities goes down, the Fund’s investment decreases in value.
Interest Rate and Credit Risk. The Fund’s investments in bonds and other debt securities will change in value based on changes in interest rates. If rates rise, the value of these investments generally declines. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. The Fund may invest in variable and floating rate Loans and other variable and floating rate securities. Although these instruments are generally less sensitive to interest rate changes than fixed rate instruments, the value of variable and floating rate Loans and other securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. The Fund may face a heightened level of interest rate risk due to certain changes in monetary policy. During periods when interest rates are low or there are negative interest rates, the Fund's yield (and total return) also may be low or the Fund may be unable to maintain positive returns. The Fund’s investments are subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely. Prices of the Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.
Industry and Sector Focus Risk. At times the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.
Foreign Securities, Emerging Markets and Currency Risk. The Fund may invest all of its assets in securities denominated in foreign currencies. Investments in foreign currencies, foreign issuers and foreign securities (including depositary receipts) are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely.
Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. These risks are magnified in countries in “emerging markets.” Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers. Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. In addition, the Fund is limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular, in emerging markets countries.
While the Fund may engage in various strategies to hedge against currency risk, it is not required to do so. Although the Fund may attempt to hedge its currency exposure into the U.S. dollar, it may not be successful in reducing the effects of currency fluctuations.
Derivatives Risk. Derivatives, including swaps, currency forwards and futures, may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives. Certain derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including the credit risk of the derivative counterparty. Certain derivatives are synthetic instruments that attempt to replicate performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk.
High Yield Securities and Loan Risk. The Fund invests in instruments including junk bonds, Loans and instruments that are issued by companies that are highly leveraged, less creditworthy or financially distressed. These investments are considered to be speculative and may be subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties and potential illiquidity. Such investments are subject to additional risks including subordination to other creditors, no collateral or limited rights in collateral, lack of a regular trading
6  |  J.P. Morgan Funds

market, extended settlement periods, liquidity risks, prepayment risks, potentially less protections under the federal securities laws and lack of publicly available information.
In recent years, there has been a broad trend of weaker or less restrictive covenant protections in both the Loan and high yield markets. Among other things, under such weaker or less restrictive covenants, borrowers might be able to exercise more flexibility with respect to certain activities than borrowers who are subject to stronger or more protective covenants. For example, borrowers might be able to incur more debt, including secured debt, return more capital to shareholders, remove or reduce assets that are designated as collateral securing Loans or high yield securities, increase the claims against assets that are permitted against collateral securing Loans or high yield securities or otherwise manage their business in ways that could impact creditors negatively. In addition, certain privately held borrowers might be permitted to file less frequent, less detailed or less timely financial reporting or other information, which could negatively impact the value of the Loans or high yield securities issued by such borrowers. Each of these factors might negatively impact the Loans and high yield instruments held by the Fund.
High yield securities and Loans that are deemed to be liquid at the time of purchase may become illiquid. No active trading market may exist for some Loans and other instruments and certain investments may be subject to restrictions on resale. In addition, the settlement period for Loans is uncertain as there is no standardized settlement schedule applicable to such investments. Certain Loans may take more than seven days to settle. The inability to dispose of the Fund’s securities and other investments in a timely fashion could result in losses to the Fund. Because some instruments may have a more limited secondary market, liquidity and valuation risk is more pronounced for the Fund than for funds that invest primarily in other types of fixed income instruments or equity securities. When Loans and other instruments are prepaid, the Fund may have to reinvest in instruments with a lower yield or fail to recover additional amounts (i.e., premiums) paid for these instruments, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. Certain Loans may not be considered securities under the federal securities laws and, therefore, investments in such Loans may not be subject to certain protections under those laws. In addition, the adviser may not have access to material non-public information to which other investors may have access.
Asset-Backed, Mortgage-Related and Mortgage-Backed Securities Risk. The Fund may invest in both residential or commercial mortgage-related and asset-backed securities including so called “sub-prime” mortgages that are subject to certain other risks including prepayment and call risks. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. In periods of either rising or declining interest rates, the Fund may be subject to extension risk, and may receive principal later than expected. As a result, in periods of rising interest rates, the Fund may exhibit additional volatility. During periods of difficult or frozen credit markets, significant changes in interest rates or deteriorating economic conditions, such securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Additionally, asset-backed, mortgage-related and mortgage-backed securities are subject to risks associated with their structure and the nature of the assets underlying the securities and the servicing of those assets. Certain asset-backed, mortgage-related and mortgage-backed securities may face valuation difficulties and may be less liquid than other types of asset-backed, mortgage-related and mortgage-backed securities, or debt securities.
Real Estate Securities Risk. The Fund’s investments in real estate securities, including REITs, are subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying real estate interests. These risks include default, prepayments, changes in value resulting from changes in interest rates and demand for real and rental property, and the management skill and credit-worthiness of REIT issuers. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.
Government Securities Risk. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae) or the Federal Home Loan Mortgage Corporation (Freddie Mac)). U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Fund. Securities issued or guaranteed by U.S. government related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government would provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future.
Inflation-Linked Securities Risk. Unlike conventional bonds, the principal or interest of inflation-linked securities such as TIPS is adjusted periodically to a specified rate of inflation (e.g., Consumer Price Index for all Urban Consumers (CPI-U)). There can be no assurance that the inflation index used will accurately
November 1, 2021  |  7

JPMorgan SmartSpendingSM 2015 Fund (continued)
measure the real rate of inflation. These securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index.
ETN Risk. Generally, ETNs are structured as senior, unsecured notes in which an issuer such as a bank agrees to pay a return based on the target commodity index less any fees. ETNs are synthetic instruments that allow individual investors to have access to derivatives linked to commodities and assets such as oil, currencies and foreign stock indexes. ETNs combine certain aspects of bonds and ETFs. Similar to ETFs, ETNs are traded on a major exchange (e.g., the New York Stock Exchange) during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s index factor. ETN returns are based upon the performance of a market index minus applicable fees. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced commodity. The value of the ETN may drop due to a downgrade in the issuer’s credit rating, even if the underlying index remains unchanged. Investments in ETNs are subject to the risks facing income securities in general including the risk that a counter-party will fail to make payments when due or default. In addition, investors in ETNs generally have no right with respect to the instruments underlying the index or any right to receive delivery of the instruments underlying the index.
Short Selling Risk. The Fund will incur a loss as a result of a short sale or other short equity position if the price of the security sold short increases in value between the date of the short sale and the date on which the fund purchases the security to replace the borrowed security or is required to pay under the swap agreement. In addition, when the Fund engages in short sales, a lender may request, or market conditions may dictate, that securities sold short be returned to the lender on short notice, and the Fund may have to buy the securities sold short at an unfavorable price. If this occurs, any anticipated gain to the Fund may be reduced or eliminated or the short sale may result in a loss. The Fund’s losses are potentially unlimited in a short sale transaction or other short equity position. Short sales or other short equity positions are speculative transactions and involve special risks, including greater reliance on the Adviser’s ability to accurately anticipate the future value of a security. Furthermore, taking short positions in securities results in a form of leverage, which may cause the Fund to be more volatile.
Convertible Securities Risk. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities.
Preferred Securities Risk. There are special risks associated with investing in preferred securities. Distributions to holders of preferred securities are typically paid before any distributions are paid to holders of common stock. However, preferred securities may include provisions that permit the issuer, at its discretion, to defer paying distributions. Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. Government securities. Preferred securities generally have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods. Preferred securities, in certain instances, may be redeemed by the issuer prior to a specified date, which may negatively impact the return of the security held by the Fund. Preferred securities may be highly sensitive to changes in long-term interest rates and/or changes in underlying issuer credit since preferred securities generally do not have a maturity date. In addition, the preferred securities the Fund invests in may be rated below investment grade, which could increase their risks.
Privately Placed Securities Risk. Privately placed securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities. The disposition of some of the securities held by the Fund may be restricted under federal securities laws. As a result, the Fund may not be able to dispose of such investments at a time when, or at a price at which, it desires to do so and may have to bear expenses of registering these securities, if necessary. These securities may also be difficult to value.
Sovereign Debt Risk. The Fund may invest in securities issued or guaranteed by foreign governmental entities (known as sovereign debt securities). These investments are subject to the risk of payment delays or defaults, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, large debt positions relative to the country’s economy or failure to implement economic reforms. There is no legal or bankruptcy process for collecting sovereign debt.
When-Issued, Delayed Settlement and Forward Commitment Transactions Risk. The Fund may purchase or sell securities which it is eligible to purchase or sell on a when-issued basis, may purchase and sell such securities for delayed delivery and may make contracts to purchase or sell such securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.
8  |  J.P. Morgan Funds

Floating and Variable Rate Securities Risk. Floating and variable rate securities provide for a periodic adjustment in the interest rate paid on the securities. The rate adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate. Floating and variable rate securities may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on the Fund’s ability to sell the securities at any given time. Such securities also may lose value.
Zero-Coupon, Pay-In-Kind and Deferred Payment Securities Risk. The market value of a zero-coupon, pay-in-kind or deferred payment security is generally more volatile than the market value of, and is more likely to respond to a greater degree to changes in interest rates than, other fixed income securities with similar maturities and credit quality that pay interest periodically. In addition, federal income tax law requires that the holder of a zero-coupon security accrue a portion of the discount at which the security was purchased as taxable income each year. The Fund may consequently have to dispose of portfolio securities under disadvantageous circumstances to generate cash to satisfy its requirement as a regulated investment company to distribute all of its net income (including non-cash income attributable to zero-coupon securities). These actions may reduce the assets to which the Fund’s expenses could otherwise be allocated and may reduce the Fund’s rate of return.
High Portfolio Turnover Risk. The Fund or an underlying Fund may engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains, including short-term capital gains that will generally be taxable to shareholders as ordinary income.
Transactions Risk. The Fund or an underlying fund is generally intended for investors in retirement who intend to redeem their holdings in the Fund. As the Fund approaches the maturity date, redemptions may increase. The Fund or an underlying fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, for both the Fund and underlying funds, large purchases of a fund’s shares may adversely affect the fund’s performance to the extent that the fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.
You could lose money investing in the Fund.
The Fund’s Past Performance
This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class R6 Shares has varied from year to year for the past four calendar years. The table shows the average annual total returns for the past one year and life of the Fund. The table compares the Fund’s performance to the performance of the Bloomberg U.S. Aggregate Index, the MSCI World Index (net of foreign withholding taxes), and the SmartSpending Composite Benchmark. The SmartSpending Composite Benchmark is a composite benchmark of unmanaged indexes comprised of 60% Bloomberg U.S. Aggregate Index and 40% MSCI World Index (net of foreign withholding taxes). Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.
YEAR-BY-YEAR RETURNS — CLASS R6 SHARES

Best Quarter	4th quarter, 2020	7.08%
Worst Quarter	1st quarter, 2020	-10.79%

The Fund’s year-to-date total return	through	9/30/21	was	4.13%	.
November 1, 2021  |  9

JPMorgan SmartSpendingSM 2015 Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2020)
	Past	Life of Fund since
	1 Year	12/30/2016
CLASS R6 SHARES
Return Before Taxes	4.81%	5.95%
Return After Taxes on Distributions	3.96	4.37
Return After Taxes on Distributions and Sale of Fund Shares	2.91	4.01
CLASS R2 SHARES
Return Before Taxes	4.02	5.16
CLASS R3 SHARES
Return Before Taxes	4.20	5.41
CLASS R4 SHARES
Return Before Taxes	4.51	5.68
CLASS R5 SHARES
Return Before Taxes	4.65	5.83
BLOOMBERG U.S. AGGREGATE INDEX (Reflects No Deduction for Fees, Expenses, or Taxes)	7.51	4.88
MSCI WORLD INDEX (Net of Foreign Withholding Taxes) (Reflects No Deduction for Fees, Expenses, or Taxes, Except Foreign Withholding Taxes)	15.90	13.39
SMARTSPENDING COMPOSITE BENCHMARK (Reflects No Deduction for Fees, Expenses, or Taxes, Except Foreign Withholding Taxes on MSCI World Index)	11.62	8.55
After-tax returns are shown only for the Class R6 Shares, and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
Management
J.P. Morgan Investment Management Inc. (the adviser)
Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Daniel Oldroyd	2019	Managing Director
Silvia Trillo	2019	Managing Director
Katherine Santiago	2016	Managing Director
Purchase and Sale of Fund Shares
Purchase minimums
There are no minimum or maximum purchase requirements with respect to Class R2, Class R3, Class R4 and Class R5 Shares.
For Class R6 Shares
To establish an account	$5,000,000 for Discretionary Accounts
$5,000,000 for Institutional Investors
$15,000,000 for Other Investors
To add to an account	No minimum levels
There is no minimum investment for other Class R6 eligible investors, as described in the “Investing with J.P. Morgan Funds — Choosing a Share Class — Eligibility” section.
In general, you may purchase or redeem shares on any business day:
•
Through your Financial Intermediary or the eligible retirement plan or college savings plan through which you invest in the Fund.
•
By writing to J.P. Morgan Funds Services, P.O. Box 219143, Kansas City, MO 64121-9143
•
After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in a 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
10  |  J.P. Morgan Funds

JPMorgan SmartSpendingSM 2020 Fund
Class/Ticker: R2/JTQMX; R3/JTQNX; R4/JTQOX; R5/JTQPX; R6/JTQQX
What is the goal of the Fund?
The Fund seeks to provide total return consisting of current income and some capital appreciation.
Fees and Expenses of the Fund
The following tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below. “Acquired Fund (Underlying Fund) Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, including affiliated money market funds, other mutual funds, exchange-traded funds and business development companies. The impact of Acquired Fund (Underlying Fund) Fees and Expenses is included in the total returns of the Fund. Acquired Fund (Underlying Fund) Fees and Expenses are not direct costs of the Fund, are not used by the Fund to calculate its net asset value per share and are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus.
ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class R2	Class R3	Class R4	Class R5	Class R6
Management Fees[1]	0.15%	0.15%	0.15%	0.15%	0.15%
Distribution (Rule 12b-1) Fees	0.50	0.25	NONE	NONE	NONE
Other Expenses	0.60	0.60	0.60	0.45	0.35
Service Fees	0.25	0.25	0.25	0.10	NONE
Remainder of Other Expenses[2]	0.35	0.35	0.35	0.35	0.35
Acquired Fund (Underlying Fund) Fees and Expenses[2]	0.19	0.19	0.19	0.19	0.19
Total Annual Fund Operating Expenses	1.44	1.19	0.94	0.79	0.69
Fee Waivers and/or Expense Reimbursements[3]	-0.50	-0.50	-0.50	-0.50	-0.50
Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements[3]	0.94	0.69	0.44	0.29	0.19
1
Management Fees have been restated to reflect current fees.
2
"Remainder of Other Expenses" and "Acquired Fund Fees and Expenses" are based on estimated amounts for the current fiscal year.
3
The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating
Expenses (excluding (1) dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections, and extraordinary expenses incurred by the Fund or an underlying fund and (2) Acquired Fund Fees and Expenses incurred by an underlying fund) exceed 0.94%, 0.69%, 0.44%, 0.29% and 0.19% of the average daily net assets of Class R2, Class R3, Class R4, Class R5 and Class R6 Shares, respectively. These waivers are in effect through 10/31/22, at which time it will be determined whether such waivers will be renewed or revised. To the extent that the Fund engages in securities lending, affiliated money market fund fees and expenses resulting from the Fund’s investment of cash received from securities lending borrowers are not included in Total Annual Fund Operating Expenses and therefore, the above waivers do not apply to such investments.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 10/31/22, and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.
WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS R2 SHARES ($)	96	590	1,110	2,540
CLASS R3 SHARES ($)	70	513	982	2,280
CLASS R4 SHARES ($)	45	436	852	2,014
CLASS R5 SHARES ($)	30	389	773	1,850
CLASS R6 SHARES ($)	19	358	720	1,740
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses, or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 95% of the average value of its portfolio.
What are the Fund’s main investment strategies?
The Fund is intended for investors who retired on or around the year 2020 and intend to spend down their holdings in the Fund. The Fund will invest in J.P. Morgan Funds and directly in securities and other financial instruments according to an investment strategy that seeks to achieve a level of total return that supports shareholders systematically redeeming, or spending down, a portion of their investment in the Fund each year until December 31, 2055 (the Fund’s maturity date). In implementing the Fund’s investment strategy, J.P. Morgan Investment
November 1, 2021  |  11

JPMorgan SmartSpendingSM 2020 Fund (continued)
Management Inc., the Fund’s investment adviser (the Adviser), will take into account both a “sample spend down amount” and related long-term risk and return targets. The sample spend down amount is a generic hypothetical example produced by the Adviser each year that seeks to estimate a percentage of a shareholder’s investment in the Fund as of the beginning of the year that theoretically could be redeemed by a shareholder during that year while still allowing for redemptions in future years through the maturity date. It attempts to balance income needs in the current year against longevity needs (i.e., the need for income in the future). The related long-term risk and return targets represent the investment return the Adviser seeks to achieve over the long-term and the risk level (i.e., the volatility of the Fund achieved by balancing between asset classes) the Adviser seeks to take to achieve that long-term return in light of the sample spend down amount. The sample spend down amount will be made available in January of each year on the Fund’s website at www.jpmorganfunds.com and by calling 1-800-480-4111.
In determining investments, the Adviser will employ a multi-step process that utilizes both quantitative and qualitative inputs. First, on a date within 60 days prior to the start of each calendar year (the calculation date), the Adviser will use a quantitative methodology that takes into account various factors, such as past market performance, assumptions regarding future market performance, remaining time to the maturity date and data on the spending behavior of retirees in the market, to produce a preliminary sample spend down amount and associated long-term risk and return targets for the Fund. Second, the Adviser will conduct a qualitative review of the preliminary sample spend down amount and long-term risk and return targets based on its capital market views, the yield and volatility environment and retiree spending habits in the market as of the relevant calculation date, among other things, and finalize each for the relevant year. The Adviser will then actively manage the Fund’s portfolio, including the allocations between asset classes and investments, in an effort to seek to achieve the long-term risk and return targets and provide for the sample spend down amount.
The process described above will be repeated on an annual basis. Because the Adviser will review the sample spend down amount and long-term risk and return targets on an annual basis taking into account the factors noted above, asset allocations are not expected to be static from year to year. Rather, the Adviser expects that allocations between asset classes will vary and typically fall within the following ranges:
Global Equity	20–50%
Global Fixed Income	50–70%
Alternatives	0–20%
Cash & Cash Equivalents	0–20%
In addition to the annual review, the Adviser will actively review the allocations between asset classes during the year in an effort to manage the Fund’s overall volatility. In doing so, the Adviser may deviate from the expected allocation ranges noted above by +/-15% based on the Adviser’s market outlook and/or in response to market conditions. For example, the Adviser may, among other things, seek to increase allocations to the global fixed income asset class based on its market outlook in an effort to decrease the Fund’s volatility and preserve capital. The Adviser may also, among other things, seek to increase allocations to the global equity asset class to take advantage of what it believes is an investment opportunity, provided the Adviser believes the Fund’s expected volatility level as a result of the investment will be at a level consistent with the long-term risk and return targets. In instances where the Adviser believes that conditions are not favorable and substantial de-risking is necessary to preserve capital, deviations beyond +/-15% may occur. Updated information concerning the Fund’s allocations will be available in the Fund’s shareholder reports and on the Fund’s website at www.jpmorganfunds.com from time to time.
The Fund gains exposure to the asset classes noted above through investments in mutual funds and exchange traded funds (ETFs) within the same group of investment companies (i.e., J.P. Morgan Funds), market cap weighted index ETFs that are managed by unaffiliated investment advisers for the limited purposes described below (unaffiliated passive ETFs) (collectively with the J.P. Morgan Funds, the underlying funds) and/or through direct investments in securities and other financial instruments. The Adviser currently anticipates that the Fund’s investments will consist mainly of J.P. Morgan Funds and unaffiliated passive ETFs, with a majority in J.P. Morgan Funds. However, the amount of the Fund’s assets allocated to J.P. Morgan Funds, unaffiliated passive ETFs and direct investments will vary over time and the Fund may be invested entirely in J.P. Morgan Funds, unaffiliated passive ETFs or direct investments at any given point in time. In selecting underlying funds, the Adviser expects to select J.P. Morgan Funds without considering or canvassing the universe of unaffiliated underlying funds available, even though there may (or may not) be one or more unaffiliated underlying funds that investors might regard as more attractive for the Fund or that have superior returns. For actively-managed underlying funds, the Adviser limits its selection to J.P. Morgan Funds. For passive ETFs, the Adviser expects to use a J.P. Morgan ETF unless the Adviser determines the investment is not available. To the extent the Adviser determines in its sole discretion that an investment in a J.P. Morgan passive ETF is not available, only then will the Adviser consider an unaffiliated underlying fund. The Fund may invest in securities denominated in any currency and may invest in both developed and emerging market countries. Developed countries include the United States, Australia, Canada, Japan, New Zealand, the United Kingdom, most of the countries of Western Europe and Hong Kong; emerging market countries include most of the other countries in the world.
12  |  J.P. Morgan Funds

With respect to its global equity investments, the Fund may invest in common stock, preferred stock, convertible securities, depositary receipts, warrants to buy common stocks, and underlying funds.
With respect to its global fixed income investments, the Fund may invest in bank obligations, convertible securities, U.S. government securities (including agencies and instrumentalities), asset-backed securities, mortgage-backed and mortgage-related securities (which may include securities that are issued by non-governmental entities), domestic and foreign corporate bonds, high yield securities (junk bonds), loan assignments and participations (Loans), debt obligations issued or guaranteed by a foreign sovereign government or its agencies, authorities or political subdivisions, floating rate securities, inflation-indexed bonds and inflation-linked securities such as Treasury Inflation Protected Securities (TIPS), and underlying funds.
The Fund’s alternative investments may include individual securities, underlying funds, and exchange traded notes (ETNs). The investments in this asset class may give the Fund exposure to: market neutral strategies, long/short strategies, merger arbitrage strategies, real estate (including real estate investment trusts (REITs)), currencies and commodities. The Fund may also invest in derivatives, which are instruments that have a value based on another instrument, exchange rate or index. The Fund may use derivatives, such as futures contracts, options and forwards, to more effectively gain targeted equity and fixed income exposure from its cash positions, to hedge investments, for risk management and to attempt to increase the Fund’s gain. For example, the Fund may utilize exchange traded futures and options to gain exposure to, or to overweight or underweight its investments among, the various asset classes and for interest rate risk management to adjust the duration position of the Fund. The Fund may also use exchange traded futures for cash management purposes. Forward currency transactions may be utilized to hedge exposure to non-dollar investments back to the U.S. dollar. Futures and options used to adjust the duration position of the Fund are not subject to or included as part of the Fund’s stated fixed income ranges. Underlying funds in which the Fund may invest may also use derivatives.
The Fund may enter into short sales. In short selling transactions, the Fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement. The underlying funds in which the Fund may invest may also enter into short sales.
The Fund is not a target date fund that follows a “glidepath” in which the mix of investments among asset classes becomes more conservative over time according to a predetermined path. Rather, the Fund’s allocations among asset classes will vary from year to year and may become more conservative or more aggressive in any given year based upon the Adviser’s annual review, but without regard to any particular shareholder’s behavior.
Because it is assumed that shareholders will be spending down amounts invested in the Fund each year until the maturity date, the Fund’s assets are expected to decline over time and approach zero on the maturity date, at which time it is expected that the Fund will be liquidated. The Adviser anticipates that the sample spend down amount will increase as a percentage of a shareholder’s investment in the several years immediately preceding the maturity date and that the sample spend down amount will be 100% of a shareholder’s investment in the year 2055. As a result, the Fund and the sample spend down amount may be less useful for those who invest closer to the maturity date.
The sample spend down amount is not expected to be level from year to year and instead will likely vary each year based upon changes in the underlying considerations noted above. The long-term risk and return targets of the Fund in any given year, including any income and gain from investments earned by the Fund, is not designed to be equal to or greater than the sample spend down amount for such year. This means that if you choose to follow the sample spend down amount, you will likely be redeeming shares and your investment in the Fund will be reduced. The sample spend down amount assumes the reinvestment of distributions in additional shares of the Fund. As a result, if distributions are not reinvested, following the sample spend down amount without adjusting for distributions not reinvested will increase the likelihood that a shareholder will (i) have insufficient shares for redemption in future years and (ii) exhaust his or her assets in the Fund prior to the maturity date. The sample spend down amount is not designed to comply with any required minimum distribution rules applicable to tax-deferred retirement accounts nor does it take into account any tax considerations to shareholders (including, for example, any early withdrawal penalties that may be imposed on shareholders in tax-deferred retirement accounts). Shareholders investing through a tax-deferred retirement account subject to a required minimum distribution who redeem shares of the Fund from such account will need to include such redemption amount, as appropriate, in the computation of any annual required minimum distribution. Many of the assumptions and factors upon which the sample spend down amount will be based are the result of estimates and judgment calls by the Adviser. If those assumptions and factors are inaccurate or incomplete, the sample spend down amount may not accurately reflect the amount that a shareholder could redeem during the year while still allowing for redemptions in future years. Shareholders should not consider the Fund as a complete solution for his or her investment or retirement income needs or as a guarantee of income. In making a decision about your investment in the Fund in your individual situation, or in assessing the adequacy of estimated distributions that you may receive at any particular time, you should consider all of your other assets, income and investments in addition to your investment in the Fund.
November 1, 2021  |  13

JPMorgan SmartSpendingSM 2020 Fund (continued)
The provision of a sample spend down amount is for the purpose of outlining a possible theoretical course of action. The sample spend down amount is a generic hypothetical example as of a specific calculation date that does not consider, nor is it based upon, a shareholder’s specific circumstances including his or her age, financial needs, risk tolerance, required minimum distribution amount under the Internal Revenue Code with respect to any year, if any, other assets and overall investment objectives. No suggestion is offered herein that any particular redemption amount is advisable under the circumstances outlined in the sample spend down amount, and, more generally, there is no recommendation herein regarding any particular course of conduct in any particular situation or with respect to any particular shareholder. The sample spend down amount does not constitute and is not intended to constitute a suggestion, recommendation or impartial advice of any kind. Instead, it will be presented merely for educational purposes so as to give an indication as to the kinds of approaches that may be possible, and each investor should make an independent decision regarding how to proceed based on the investor’s own independent analysis, taking into account whatever independent advice from the investor’s professional adviser, tax adviser or other third parties that the investor may regard as necessary or appropriate to obtain.
The Fund’s Main Investment Risks
The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.
The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective. The Fund may be exposed to the risks summarized below through both its investments in underlying funds and its direct investments.
Sample Spend Down Amount Risk. The JPMorgan SmartSpending 2020 Fund is designed for investors in retirement who intend to spend down their holdings in the Fund. However, the Fund is not a complete retirement program, there is no guarantee that the Fund will provide sufficient retirement income, the sample spend down amount for any given year may be zero in order to preserve capital and you may lose money invested in the Fund.
You should not rely solely on the Fund and the sample spend down amount in determining your retirement income needs. Prior to investing in the Fund, you should be aware of the following:
1.
The Fund is not designed for the accumulation of assets prior to retirement. If you choose to redeem shares in accordance with the sample spend down amount and the Fund outperforms after you have redeemed shares, you will not participate in the appreciation of assets on the amount you redeemed. The long-term risk and return targets of the Fund in any given year, including any income and gain from investments earned by the Fund, is not designed to be equal to or greater than the sample spend down amount for such year. This means that, if you choose to follow the sample spend down amount, you likely will be redeeming shares and your investment in the Fund will be reduced.
2.
The Fund is not a target date Fund and while the Adviser will seek to manage the overall volatility of the Fund, it may not be successful in doing so and the Fund’s risk profile may be more or less aggressive from year to year. Your risk tolerance may change over time and the Adviser may change the Fund’s long-term risk and return targets, including, but not limited to, in response to Fund performance. For example, to the extent the Fund underperforms (outperforms) the long-term risk and return targets for a given year, it may lead to a decrease (increase) in the sample spend down amount or an increase (decrease) in the long-term risk and return targets in subsequent years. It is important that you re-evaluate your investment in the Fund periodically.
3.
The sample spend down amount is calculated solely as of the applicable calculation date and does not take into account any subsequent changes to the basis upon which it is calculated, such as changes in the Adviser’s assumptions regarding future market performance. In this regard, once a sample spend down amount is set for a given year, the Adviser does not expect to modify it during the year. Rather, any changes to the sample spend down amount, including changes to account for unexpected investment performance, will be made in the next annual calculation.
4.
The sample spend down amount calculation assumes the reinvestment of distributions in additional shares of the Fund. As a result, if distributions are not reinvested, following the sample spend down amount without adjusting for distributions not reinvested will increase the likelihood that a shareholder will (i) have insufficient shares for redemption in future years and (ii) exhaust his or her assets in the Fund prior to the maturity date.
Investment Risk. The Fund’s share price will change daily based on the performance of its underlying investments. The ability of the Fund to meet its investment objective is directly related to its asset allocation among underlying funds and its direct investments and the ability of the underlying funds to meet their investment objectives and for the direct investments to
14  |  J.P. Morgan Funds

perform positively. If the Adviser’s asset allocation strategy does not work as intended, the Fund may not achieve its objective. If the Fund is unable to achieve its objective, the sample spend down amount may be zero and the amount you can redeem for use in retirement may be less than if you had not invested in the Fund.
Maturity Date and Redemption Risk. While assets invested in the Fund are expected to decline over time and equal zero on the maturity date, the Fund may be liquidated prior to the maturity date. For example, as assets decline and approach zero, there may be a point before the maturity date where the Adviser can no longer manage the Fund in-line with its investment goal and the Fund may be liquidated at the discretion of the Board of Trustees. In addition, as assets in the Fund decline, Fund expenses will be spread over a smaller asset base, potentially causing an increase in the Fund’s expense ratio. In order to accommodate investors redeeming shares, the Fund may sell securities at times when it would not otherwise do so, which may result in a loss to the Fund. These transactions may result in higher portfolio turnover, accelerate the realization of taxable income if sales of securities resulted in capital gains or other income and increase transaction costs, which may impact the Fund’s expense ratio. To the extent that such transactions result in short-term capital gains, such gains will generally be taxed at the ordinary income tax rate. It is possible for the Fund to suffer substantial investment losses and simultaneously experience additional asset reductions as a result of shareholders redeeming shares. Moreover, even if the Fund’s capital grows over short, intermediate, or long periods of time, the Fund is not designed for such growth to enable the Fund to allow for redemptions without returning capital to shareholders. Rather, the Fund expects that substantially all capital will be returned to shareholders by the maturity date.
Investments in Mutual Funds and ETF Risks. The Fund invests in other J.P. Morgan Funds and unaffiliated passive ETFs (underlying funds) as a primary strategy, so the Fund’s investment performance and risks are directly related to the performance and risks of the underlying funds. Shareholders will indirectly bear the expenses charged by the underlying funds. Because the Fund’s Adviser or its affiliates provide services to and receive fees from certain of the underlying funds, the Fund’s investments in the underlying funds benefit the Adviser and/or its affiliates. In addition, the Fund may hold a significant percentage of the shares of an underlying fund. As a result, the Fund’s investments in an underlying fund may create a conflict of interest. Certain ETFs and other underlying funds may not be actively managed. Securities may be purchased, held and sold by such funds when an actively managed fund would not do so. In addition, ETFs may trade at a price above (premium) or below (discount) their net asset value, especially during periods of significant market volatility or stress, causing investors to pay significantly more or less than the value of the ETF’s underlying portfolio. In addition, the Adviser’s authority to allocate investments among J.P. Morgan Funds and unaffiliated passive ETFs creates conflicts of interest. For example, investing in J.P. Morgan Funds could cause the Fund to incur higher fees and will cause the Adviser and/or its affiliates to receive greater compensation, increase assets under management or support particular investment strategies or J.P. Morgan Funds.
General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics.
For example, the outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world, including those in which the Fund invests. The effects of this pandemic to public health and business and market conditions, including exchange trading suspensions and closures, may continue to have a significant negative impact on the performance of the Fund’s investments, increase the Fund’s volatility, exacerbate pre-existing political, social and economic risks to the Fund, and negatively impact broad segments of businesses and populations. The Fund’s operations may be interrupted as a result, which may contribute to the negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund’s investment performance. The full impact of the COVID-19 pandemic, or other future epidemics or pandemics, is currently unknown.
Equity Securities Risk. Investments in equity securities (such as stocks) are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s or the underlying fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of such securities goes down, the Fund’s investment decreases in value.
November 1, 2021  |  15

JPMorgan SmartSpendingSM 2020 Fund (continued)
Interest Rate and Credit Risk. The Fund’s investments in bonds and other debt securities will change in value based on changes in interest rates. If rates rise, the value of these investments generally declines. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. The Fund may invest in variable and floating rate Loans and other variable and floating rate securities. Although these instruments are generally less sensitive to interest rate changes than fixed rate instruments, the value of variable and floating rate Loans and other securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. The Fund may face a heightened level of interest rate risk due to certain changes in monetary policy. During periods when interest rates are low or there are negative interest rates, the Fund's yield (and total return) also may be low or the Fund may be unable to maintain positive returns. The Fund’s investments are subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely. Prices of the Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.
Industry and Sector Focus Risk. At times the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.
Foreign Securities, Emerging Markets and Currency Risk. The Fund may invest all of its assets in securities denominated in foreign currencies. Investments in foreign currencies, foreign issuers and foreign securities (including depositary receipts) are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely.
Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. These risks are magnified in countries in “emerging markets.” Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers. Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. In addition, the Fund is limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular, in emerging markets countries.
While the Fund may engage in various strategies to hedge against currency risk, it is not required to do so. Although the Fund may attempt to hedge its currency exposure into the U.S. dollar, it may not be successful in reducing the effects of currency fluctuations.
Derivatives Risk. Derivatives, including swaps, currency forwards and futures, may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives. Certain derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including the credit risk of the derivative counterparty. Certain derivatives are synthetic instruments that attempt to replicate performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk.
High Yield Securities and Loan Risk. The Fund invests in instruments including junk bonds, Loans and instruments that are issued by companies that are highly leveraged, less creditworthy or financially distressed. These investments are considered to be speculative and may be subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties and potential illiquidity. Such investments are subject to additional risks including subordination to other creditors, no collateral or limited rights in collateral, lack of a regular trading
16  |  J.P. Morgan Funds

market, extended settlement periods, liquidity risks, prepayment risks, potentially less protections under the federal securities laws and lack of publicly available information.
In recent years, there has been a broad trend of weaker or less restrictive covenant protections in both the Loan and high yield markets. Among other things, under such weaker or less restrictive covenants, borrowers might be able to exercise more flexibility with respect to certain activities than borrowers who are subject to stronger or more protective covenants. For example, borrowers might be able to incur more debt, including secured debt, return more capital to shareholders, remove or reduce assets that are designated as collateral securing Loans or high yield securities, increase the claims against assets that are permitted against collateral securing Loans or high yield securities or otherwise manage their business in ways that could impact creditors negatively. In addition, certain privately held borrowers might be permitted to file less frequent, less detailed or less timely financial reporting or other information, which could negatively impact the value of the Loans or high yield securities issued by such borrowers. Each of these factors might negatively impact the Loans and high yield instruments held by the Fund.
High yield securities and Loans that are deemed to be liquid at the time of purchase may become illiquid. No active trading market may exist for some Loans and other instruments and certain investments may be subject to restrictions on resale. In addition, the settlement period for Loans is uncertain as there is no standardized settlement schedule applicable to such investments. Certain Loans may take more than seven days to settle. The inability to dispose of the Fund’s securities and other investments in a timely fashion could result in losses to the Fund. Because some instruments may have a more limited secondary market, liquidity and valuation risk is more pronounced for the Fund than for funds that invest primarily in other types of fixed income instruments or equity securities. When Loans and other instruments are prepaid, the Fund may have to reinvest in instruments with a lower yield or fail to recover additional amounts (i.e., premiums) paid for these instruments, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. Certain Loans may not be considered securities under the federal securities laws and, therefore, investments in such Loans may not be subject to certain protections under those laws. In addition, the adviser may not have access to material non-public information to which other investors may have access.
Asset-Backed, Mortgage-Related and Mortgage-Backed Securities Risk. The Fund may invest in both residential or commercial mortgage-related and asset-backed securities including so called “sub-prime” mortgages that are subject to certain other risks including prepayment and call risks. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. In periods of either rising or declining interest rates, the Fund may be subject to extension risk, and may receive principal later than expected. As a result, in periods of rising interest rates, the Fund may exhibit additional volatility. During periods of difficult or frozen credit markets, significant changes in interest rates or deteriorating economic conditions, such securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Additionally, asset-backed, mortgage-related and mortgage-backed securities are subject to risks associated with their structure and the nature of the assets underlying the securities and the servicing of those assets. Certain asset-backed, mortgage-related and mortgage-backed securities may face valuation difficulties and may be less liquid than other types of asset-backed, mortgage-related and mortgage-backed securities, or debt securities.
Real Estate Securities Risk. The Fund’s investments in real estate securities, including REITs, are subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying real estate interests. These risks include default, prepayments, changes in value resulting from changes in interest rates and demand for real and rental property, and the management skill and credit-worthiness of REIT issuers. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.
Government Securities Risk. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae) or the Federal Home Loan Mortgage Corporation (Freddie Mac)). U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Fund. Securities issued or guaranteed by U.S. government related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government would provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future.
Inflation-Linked Securities Risk. Unlike conventional bonds, the principal or interest of inflation-linked securities such as TIPS is adjusted periodically to a specified rate of inflation (e.g., Consumer Price Index for all Urban Consumers (CPI-U)). There can be no assurance that the inflation index used will accurately
November 1, 2021  |  17

JPMorgan SmartSpendingSM 2020 Fund (continued)
measure the real rate of inflation. These securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index.
ETN Risk. Generally, ETNs are structured as senior, unsecured notes in which an issuer such as a bank agrees to pay a return based on the target commodity index less any fees. ETNs are synthetic instruments that allow individual investors to have access to derivatives linked to commodities and assets such as oil, currencies and foreign stock indexes. ETNs combine certain aspects of bonds and ETFs. Similar to ETFs, ETNs are traded on a major exchange (e.g., the New York Stock Exchange) during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s index factor. ETN returns are based upon the performance of a market index minus applicable fees. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced commodity. The value of the ETN may drop due to a downgrade in the issuer’s credit rating, even if the underlying index remains unchanged. Investments in ETNs are subject to the risks facing income securities in general including the risk that a counter-party will fail to make payments when due or default. In addition, investors in ETNs generally have no right with respect to the instruments underlying the index or any right to receive delivery of the instruments underlying the index.
Short Selling Risk. The Fund will incur a loss as a result of a short sale or other short equity position if the price of the security sold short increases in value between the date of the short sale and the date on which the fund purchases the security to replace the borrowed security or is required to pay under the swap agreement. In addition, when the Fund engages in short sales, a lender may request, or market conditions may dictate, that securities sold short be returned to the lender on short notice, and the Fund may have to buy the securities sold short at an unfavorable price. If this occurs, any anticipated gain to the Fund may be reduced or eliminated or the short sale may result in a loss. The Fund’s losses are potentially unlimited in a short sale transaction or other short equity position. Short sales or other short equity positions are speculative transactions and involve special risks, including greater reliance on the Adviser’s ability to accurately anticipate the future value of a security. Furthermore, taking short positions in securities results in a form of leverage, which may cause the Fund to be more volatile.
Convertible Securities Risk. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities.
Preferred Securities Risk. There are special risks associated with investing in preferred securities. Distributions to holders of preferred securities are typically paid before any distributions are paid to holders of common stock. However, preferred securities may include provisions that permit the issuer, at its discretion, to defer paying distributions. Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. Government securities. Preferred securities generally have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods. Preferred securities, in certain instances, may be redeemed by the issuer prior to a specified date, which may negatively impact the return of the security held by the Fund. Preferred securities may be highly sensitive to changes in long-term interest rates and/or changes in underlying issuer credit since preferred securities generally do not have a maturity date. In addition, the preferred securities the Fund invests in may be rated below investment grade, which could increase their risks.
Privately Placed Securities Risk. Privately placed securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities. The disposition of some of the securities held by the Fund may be restricted under federal securities laws. As a result, the Fund may not be able to dispose of such investments at a time when, or at a price at which, it desires to do so and may have to bear expenses of registering these securities, if necessary. These securities may also be difficult to value.
Sovereign Debt Risk. The Fund may invest in securities issued or guaranteed by foreign governmental entities (known as sovereign debt securities). These investments are subject to the risk of payment delays or defaults, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, large debt positions relative to the country’s economy or failure to implement economic reforms. There is no legal or bankruptcy process for collecting sovereign debt.
When-Issued, Delayed Settlement and Forward Commitment Transactions Risk. The Fund may purchase or sell securities which it is eligible to purchase or sell on a when-issued basis, may purchase and sell such securities for delayed delivery and may make contracts to purchase or sell such securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.
18  |  J.P. Morgan Funds

Floating and Variable Rate Securities Risk. Floating and variable rate securities provide for a periodic adjustment in the interest rate paid on the securities. The rate adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate. Floating and variable rate securities may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on the Fund’s ability to sell the securities at any given time. Such securities also may lose value.
Zero-Coupon, Pay-In-Kind and Deferred Payment Securities Risk. The market value of a zero-coupon, pay-in-kind or deferred payment security is generally more volatile than the market value of, and is more likely to respond to a greater degree to changes in interest rates than, other fixed income securities with similar maturities and credit quality that pay interest periodically. In addition, federal income tax law requires that the holder of a zero-coupon security accrue a portion of the discount at which the security was purchased as taxable income each year. The Fund may consequently have to dispose of portfolio securities under disadvantageous circumstances to generate cash to satisfy its requirement as a regulated investment company to distribute all of its net income (including non-cash income attributable to zero-coupon securities). These actions may reduce the assets to which the Fund’s expenses could otherwise be allocated and may reduce the Fund’s rate of return.
Transactions Risk. The Fund or an underlying fund is generally intended for investors in retirement who intend to redeem their holdings in the Fund. As the Fund approaches the maturity date, redemptions may increase. The Fund or an underlying fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, for both the Fund and underlying funds, large purchases of a fund’s shares may adversely affect the fund’s performance to the extent that the fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.
You could lose money investing in the Fund.
The Fund’s Past Performance
The Fund has not operated for a full calendar year as of the date of this prospectus and therefore, has no reportable performance history.Once the Fund has operated for at least one calendar year, a bar chart and performance table will be included in the prospectus to show the performance of the Fund. When such information is included, this section will provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance history from year to year (as applicable), and showing how the Fund’s average annual total returns compare with those of broad measure of market performance.Although past performance of the Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of risks of investing in the Fund. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.
Management
J.P. Morgan Investment Management Inc. (the adviser)
Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Daniel Oldroyd	2020	Managing Director
Silvia Trillo	2020	Managing Director
Katherine Santiago	2020	Managing Director
Purchase and Sale of Fund Shares
Purchase minimums
There are no minimum or maximum purchase requirements with respect to Class R2, Class R3, Class R4 and Class R5 Shares.
For Class R6 Shares
To establish an account	$5,000,000 for Discretionary Accounts
$5,000,000 for Institutional Investors
$15,000,000 for Other Investors
To add to an account	No minimum levels
There is no minimum investment for other Class R6 eligible investors, as described in the “Investing with J.P. Morgan Funds — Choosing a Share Class — Eligibility” section.
In general, you may purchase or redeem shares on any business day:
•
Through your Financial Intermediary or the eligible retirement plan or college savings plan through which you invest in the Fund.
•
By writing to J.P. Morgan Funds Services, P.O. Box 219143, Kansas City, MO 64121-9143
•
After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in a 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.
November 1, 2021  |  19

JPMorgan SmartSpendingSM 2020 Fund (continued)
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
20  |  J.P. Morgan Funds

More About the Funds
Additional Information About the Funds' Investment Strategies
SmartSpending 2015 Fund
The Fund is generally intended for investors who retired on or around the year 2015 and intend to spend down their holdings in the Fund. The Fund will invest in J.P. Morgan Funds and directly in securities and other financial instruments according to an investment strategy that seeks to achieve a level of total return that supports shareholders systematically redeeming, or spending down, a portion of their investment in the Fund each year until December 31, 2050 (the Fund’s maturity date). In implementing the Fund’s investment strategy, J.P. Morgan Investment Management Inc., the Fund’s investment adviser (the Adviser), will take into account both a “sample spend down amount” and a related long-term risk and return targets. The sample spend down amount is a generic hypothetical example produced by the Adviser each year that seeks to estimate a percentage of a shareholder’s investment in the Fund as of the beginning of the year that theoretically could be redeemed by a shareholder during that year while still allowing for redemptions in future years through the maturity date. It attempts to balance income needs in the current year against longevity needs (i.e., the need for income in the future) based upon amounts invested in the Fund. The related long-term risk and return targets represents the investment return the Adviser seeks to achieve over the long-term and the risk level (e.g., the balance between asset classes) the Adviser seeks to take to achieve that long-term return in light of the sample spend down amount. The sample spend down amount will be made available in January of each year on the Fund’s website at www.jpmorganfunds.com and by calling 1-800-480-4111.
In determining investments, the Adviser will employ a multistep process that utilizes both quantitative and qualitative inputs. First, on a date within 60 days prior to the start of each calendar year (the calculation date), the Adviser will use a quantitative methodology that takes into account various factors, such as past market performance, assumptions regarding future market performance, remaining time to the maturity date and data on the spending behavior of retirees in the market, to produce a preliminary sample spend down amount and associated long-term risk and return targets for the Fund. Second, the Adviser will conduct a qualitative review of the preliminary sample spend down amount and long-term risk and return targets based on its capital market views, the yield and volatility environment and retiree spending habits in the market as of the relevant calculation date, among other things, and finalize each for the given year. The Adviser will then actively manage the Fund’s portfolio, including the allocations between asset classes and investments, in an effort to seek to achieve the long-term risk and return targets and provide for the sample spend down amount.
The adviser seeks to assess the risks presented by certain environmental, social and governance (“ESG”) factors. The adviser will assess how ESG risks are considered within an active underlying fund’s/manager’s investment process and how the active underlying fund/manager defines and mitigates material ESG risks.  Although these particular risks are considered, underlying funds and securities of issuers presenting such risks may be purchased and retained by the Fund.
The process described above will be repeated on a yearly basis and a sample spend down amount and associated long-term risk and return targets will be produced each year. Because the Adviser will review the sample spend down amount and long-term risk and return targets on a yearly basis taking into account the factors noted above, asset allocations are not expected to be static from year to year. Rather, the Adviser expects that allocations between asset classes will vary and typically fall within the following ranges:
Global Equity	20–50%
Global Fixed Income	50–70%
Alternatives	0–20%
Cash & Cash Equivalents	0–20%
In addition to the annual review, the Adviser will actively review the allocations between asset classes during the year in an effort to manage the Fund’s overall volatility. In doing so, the Adviser may deviate from the expected allocation ranges noted above by +/-15% based on the Adviser’s market outlook and/or in response to market conditions. For example, the Adviser may, among other things, seek to increase allocations to the global fixed income asset class based on its market outlook in an effort to decrease the Fund’s volatility and preserve capital. The Adviser may also, among other things, seek to increase allocations to the global equity asset class to take advantage of what it believes is an investment opportunity, provided the Adviser believes the Fund’s expected volatility level as a result of the investment will be at a level consistent with the long-term risk and return targets. In instances where the Adviser believes that due to adverse market conditions substantial de-risking is necessary to preserve capital, deviations beyond +/-15% may occur. Updated information concerning the Fund’s allocations is available in the Fund’s shareholder reports and on the Fund’s website at www.jpmorganfunds.com from time to time.
The Fund gains exposure to the asset classes noted above through investments in mutual funds and exchange traded funds (ETFs) within the same group of investment companies (i.e., J.P. Morgan Funds), market cap weighted index ETFs managed by unaffiliated investment advisers for the limited purposes described below (unaffiliated passive ETFs) (collectively with the J.P. Morgan Funds, the
November 1, 2021  |  21

More About the Funds (continued)
underlying funds) and/or through direct investments in securities and other financial instruments. ETFs are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange. Ordinarily, investments in a single unaffiliated ETF would be limited to 5% of the Fund’s total assets and in all unaffiliated ETFs to 10% of the Fund’s total assets. The SEC has issued exemptive orders to many ETFs that currently allow any fund investing in such ETFs to disregard these 5% and 10% limitations, subject to certain conditions. If the Fund invests in unaffiliated ETFs that have received such exemptive orders, it may invest any amount of its total assets in a single ETF or in multiple ETFs. The amount of the Fund’s assets allocated to J.P. Morgan Funds, unaffiliated passive ETFs and direct investments will vary over time and while the Fund may be invested entirely in J.P. Morgan Funds, unaffiliated passive ETFs or direct investments at any given point in time the Adviser currently anticipates that a majority of the Fund’s investments will be in J.P. Morgan Funds and unaffiliated passive ETFs. The Fund may invest in securities denominated in any currency. In selecting underlying funds, the Adviser expects to select J.P. Morgan Funds without considering or canvassing the universe of unaffiliated underlying funds available, even though there may (or may not) be one or more unaffiliated underlying funds that investors might regard as more attractive for the Fund or that have superior returns. For actively-managed underlying funds, the Adviser limits its selection to J.P. Morgan Funds. For passive ETFs, the Adviser expects to use a J.P. Morgan ETF unless the Adviser determines the investment is not available. To the extent the Adviser determines in its sole discretion that an investment in a J.P. Morgan passive ETF is not available, only then will the Adviser consider an unaffiliated underlying fund.
With respect to its global equity investments, the Fund may invest in common stock, preferred stock, convertible securities, depositary receipts, warrants to buy common stocks, and underlying funds.
With respect to its global fixed income investments, the Fund may invest in bank obligations, convertible securities, U.S. government securities (including agencies and instrumentalities), asset-backed securities, mortgage-backed and mortgage-related securities (which may include securities that are issued by non-governmental entities), domestic and foreign corporate bonds, high yield securities (junk bonds), loan assignments and participations (Loans), debt obligations issued or guaranteed by a foreign sovereign government or its agencies, authorities or political subdivisions, floating rate securities, inflation-indexed bonds and inflation-linked securities such as Treasury Inflation Protected Securities (TIPS), and underlying funds.
The Fund’s alternative investments may include individual securities, underlying funds, and exchange traded notes (ETNs). The investments in this asset class may give the Fund exposure to: market neutral strategies, long/short strategies, merger arbitrage strategies, real estate (including real estate investment trusts (REITs)), currencies and commodities.
The Fund may also invest in derivatives, which are instruments that have a value based on another instrument, exchange rate or index. The Fund may use derivatives, such as futures contracts, options and forwards, to more effectively gain targeted equity and fixed income exposure from its cash positions, to hedge investments, for risk management and to attempt to increase the Fund’s gain. For example, the Fund may utilize exchange traded futures and options to gain exposure to, or to overweight or underweight its investments among, the various asset classes and for interest rate risk management to adjust the duration position of the Fund. The Fund may also use exchange traded futures for cash management purposes. Forward currency transactions may be utilized to hedge exposure to non-dollar investments back to the U.S. dollar. Futures and options used to adjust the duration position of the Fund are not subject to or included as part of the Fund’s stated fixed income ranges. Although not part of the main investment strategies, the Fund may also use other derivatives, including, but not limited to, swaps (including credit default swaps) and structured investments to more effectively gain targeted equity and fixed income exposure from its cash positions, to hedge investments, for risk management and to attempt to increase the Fund’s gain. The underlying funds in which the Fund may invest may also use derivatives.
The Fund may enter into short sales. In short selling transactions, the Fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement. The underlying funds in which the Fund may invest may also enter into short sales.
The Fund is not a target date fund that follows a “glidepath” in which the mix of investments among asset classes becomes more conservative over time according to a predetermined path. Rather, the Fund’s allocations among asset classes will vary from year to year and may become more conservative or more aggressive in any given year based upon the Adviser’s annual review, but without regard to any particular shareholder’s behavior.
Because it is assumed that shareholders will be spending down amounts invested in the Fund each year until the maturity date, the Fund’s assets are expected to decline over time and approach zero on the maturity date, at which time it is expected that the Fund will be liquidated. The Adviser anticipates that the sample spend down amount will increase as a percentage of a shareholder’s investment in the several years immediately preceding the maturity date and that the sample spend down amount will be 100% of a shareholder’s investment in the year 2050. As a result, the Fund and the sample spend down amount may be less useful for those who invest closer to the maturity date.
22  |  J.P. Morgan Funds

The sample spend down amount is not expected to be level from year to year and instead will likely vary each year based upon changes in the underlying considerations noted above. The long-term risk and return targets of the Fund in any given year, including any income and gain from investments earned by the Fund, is not designed to be equal to or greater than the sample spend down amount for such year. This means that if you choose to follow the sample spend down amount, you will likely be redeeming shares and your investment in the Fund will be reduced. The sample spend down amount assumes the reinvestment of distributions in additional shares of the Fund. As a result, if distributions are not reinvested, following the sample spend down amount without adjusting for distributions not reinvested will increase the likelihood that a shareholder will (i) have insufficient shares for redemption in future years and (ii) exhaust his or her assets in the Fund prior to the maturity date. The sample spend down amount is not designed to comply with any required minimum distribution rules applicable to tax-deferred retirement accounts nor does it take into account any tax considerations to shareholders (including, for example, any early withdrawal penalties that may be imposed on shareholders in tax-deferred retirement accounts). Shareholders investing through a tax-deferred retirement account subject to a required minimum distribution who redeem shares of the Fund from such account will need to include such redemption amount, as appropriate, in the computation of any annual required minimum distribution. Many of the assumptions and factors upon which the sample spend down amount will be based are the result of estimates and judgment calls by the Adviser. If those assumptions and factors are inaccurate or incomplete, the sample spend down amount may not accurately reflect the amount that a shareholder could redeem during the year while still allowing for redemptions in future years. Shareholders should not consider the Fund as a complete solution for his or her investment or retirement income needs or as a guarantee of income. In making a decision about your investment in the Fund in your individual situation, or in assessing the adequacy of estimated distributions that you may receive at any particular time, you should consider all of your other assets, income and investments in addition to your investment in the Fund.
The provision of a sample spend down amount is for the purpose of outlining a possible theoretical course of action. The sample spend down amount is a generic hypothetical example as of a specific calculation date that does not consider, nor is it based upon, a shareholder’s specific circumstances including his or her age, financial needs, risk tolerance, required minimum distribution amount under the Internal Revenue Code with respect to any year, if any, other assets and overall investment objectives. No suggestion is offered herein that any particular redemption amount is advisable under the circumstances outlined in the sample spend down amount, and, more generally, there is no recommendation herein regarding any particular course of conduct in any particular situation or with respect to any particular shareholder. The sample spend down amount does not constitute and is not intended to constitute a suggestion, recommendation or impartial advice of any kind. Instead, it will be presented merely for educational purposes so as to give an indication as to the kinds of approaches that may be possible, and each investor should make an independent decision regarding how to proceed based on the investor’s own independent analysis, taking into account whatever independent advice from the investor’s professional adviser, tax adviser or other third parties that the investor may regard as necessary or appropriate to obtain (including, for example, advice on how choosing not to reinvest distributions in additional Fund shares while following the sample spend down amount can impact an investor’s ability to have sufficient share for redemption in future years).
SmartSpending 2020 Fund
The Fund is intended for investors who retired on or around the year 2020 and intend to spend down their holdings in the Fund. The Fund will invest in J.P. Morgan Funds and directly in securities and other financial instruments according to an investment strategy that seeks to achieve a level of total return that supports shareholders systematically redeeming, or spending down, a portion of their investment in the Fund each year until December 31, 2055 (the Fund’s maturity date). In implementing the Fund’s investment strategy, J.P. Morgan Investment Management Inc., the Fund’s investment adviser (the Adviser), will take into account both a “sample spend down amount” and related long-term risk and return targets. The sample spend down amount is a generic hypothetical example produced by the Adviser each year that seeks to estimate a percentage of a shareholder’s investment in the Fund as of the beginning of the year that theoretically could be redeemed by a shareholder during that year while still allowing for redemptions in future years through the maturity date. It attempts to balance income needs in the current year against longevity needs (i.e., the need for income in the future) based upon amounts invested in the Fund. The related long-term risk and return targets represent the investment return the Adviser seeks to achieve over the long-term and the risk level (i.e., the volatility of the Fund achieved by balancing between asset classes) the Adviser seeks to take to achieve that long-term return in light of the sample spend down amount. The sample spend down amount will be made available in January of each year on the Fund’s website at www.jpmorganfunds.com and by calling 1-800-480-4111.
In determining investments, the Adviser will employ a multistep process that utilizes both quantitative and qualitative inputs. First, on a date within 60 days prior to the start of each calendar year (the calculation date), the Adviser will use a quantitative methodology that takes into account various factors, such as past market performance, assumptions regarding future market performance, remaining time to the maturity date and data on the spending behavior of retirees in the market, to produce a preliminary sample spend down amount and associated long-term risk and return targets for the Fund. Second, the Adviser will conduct a qualitative
November 1, 2021  |  23

More About the Funds (continued)
review of the preliminary sample spend down amount and long-term risk and return targets based on its capital market views, the yield and volatility environment and retiree spending habits in the market as of the relevant calculation date, among other things, and finalize each for the given year. The Adviser will then actively manage the Fund’s portfolio, including the allocations between asset classes and investments, in an effort to seek to achieve the long-term risk and return targets and provide for the sample spend down amount.
The adviser seeks to assess the risks presented by certain environmental, social and governance (“ESG”) factors. The adviser will assess how ESG risks are considered within an active underlying fund’s/manager’s investment process and how the active underlying fund/manager defines and mitigates material ESG risks.  Although these particular risks are considered, underlying funds and securities of issuers presenting such risks may be purchased and retained by the Fund.
The process described above will be repeated on a yearly basis and a sample spend down amount and associated long-term risk and return targets will be produced each year. Because the Adviser will review the sample spend down amount and long-term risk and return targets on a yearly basis taking into account the factors noted above, asset allocations are not expected to be static from year to year. Rather, the Adviser expects that allocations between asset classes will vary and typically fall within the following ranges:
Global Equity	20–50%
Global Fixed Income	50–70%
Alternatives	0–20%
Cash & Cash Equivalents	0–20%
In addition to the annual review, the Adviser will actively review the allocations between asset classes during the year in an effort to manage the Fund’s overall volatility. In doing so, the Adviser may deviate from the expected allocation ranges noted above by +/-15% based on the Adviser’s market outlook and/or in response to market conditions. For example, the Adviser may, among other things, seek to increase allocations to the global fixed income asset class based on its market outlook in an effort to decrease the Fund’s volatility and preserve capital. The Adviser may also, among other things, seek to increase allocations to the global equity asset class to take advantage of what it believes is an investment opportunity, provided the Adviser believes the Fund’s expected volatility level as a result of the investment will be at a level consistent with the long-term risk and return targets. In instances where the Adviser believes that due to adverse market conditions substantial de-risking is necessary to preserve capital, deviations beyond +/-15% may occur. Updated information concerning the Fund’s allocations is available in the Fund’s shareholder reports and on the Fund’s website at www.jpmorganfunds.com from time to time.
The Fund gains exposure to the asset classes noted above through investments in mutual funds and exchange traded funds (ETFs) within the same group of investment companies (i.e., J.P. Morgan Funds), market cap weighted index ETFs managed by unaffiliated investment advisers for the limited purposes described below (unaffiliated passive ETFs) (collectively with the J.P. Morgan Funds, the underlying funds) and/or through direct investments in securities and other financial instruments. ETFs are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange. Ordinarily, investments in a single unaffiliated ETF would be limited to 5% of the Fund’s total assets and in all unaffiliated ETFs to 10% of the Fund’s total assets. The SEC has issued exemptive orders to many ETFs that currently allow any fund investing in such ETFs to disregard these 5% and 10% limitations, subject to certain conditions. If the Fund invests in unaffiliated ETFs that have received such exemptive orders, it may invest any amount of its total assets in a single ETF or in multiple ETFs. The amount of the Fund’s assets allocated to J.P. Morgan Funds, unaffiliated passive ETFs and direct investments will vary over time and while the Fund may be invested entirely in J.P. Morgan Funds, unaffiliated passive ETFs or direct investments at any given point in time the Adviser currently anticipates that a majority of the Fund’s investments will be in J.P. Morgan Funds and unaffiliated passive ETFs. The Fund may invest in securities denominated in any currency and may invest in both developed and emerging market countries. Developed countries include the United States, Australia, Canada, Japan, New Zealand, the United Kingdom, most of the countries of Western Europe and Hong Kong; emerging market countries include most of the other countries in the world. In selecting underlying funds, the Adviser expects to select J.P. Morgan Funds without considering or canvassing the universe of unaffiliated underlying funds available, even though there may (or may not) be one or more unaffiliated underlying funds that investors might regard as more attractive for the Fund or that have superior returns. For actively-managed underlying funds, the Adviser limits its selection to J.P. Morgan Funds. For passive ETFs, the Adviser expects to use a J.P. Morgan ETF unless the Adviser determines the investment is not available. To the extent the Adviser determines in its sole discretion that an investment in a J.P. Morgan passive ETF is not available, only then will the Adviser consider an unaffiliated underlying fund.
With respect to its global equity investments, the Fund may invest in common stock, preferred stock, convertible securities, depositary receipts, warrants to buy common stocks, and underlying funds.
24  |  J.P. Morgan Funds

With respect to its global fixed income investments, the Fund may invest in bank obligations, convertible securities, U.S. government securities (including agencies and instrumentalities), asset-backed securities, mortgage-backed and mortgage-related securities (which may include securities that are issued by non-governmental entities), domestic and foreign corporate bonds, high yield securities (junk bonds), loan assignments and participations (Loans), debt obligations issued or guaranteed by a foreign sovereign government or its agencies, authorities or political subdivisions, floating rate securities, inflation-indexed bonds and inflation-linked securities such as Treasury Inflation Protected Securities (TIPS), and underlying funds.
The Fund’s alternative investments may include individual securities, underlying funds, and exchange traded notes (ETNs). The investments in this asset class may give the Fund exposure to: market neutral strategies, long/short strategies, merger arbitrage strategies, real estate (including real estate investment trusts (REITs)), currencies and commodities.
The Fund may also invest in derivatives, which are instruments that have a value based on another instrument, exchange rate or index. The Fund may use derivatives, such as futures contracts, options and forwards, to more effectively gain targeted equity and fixed income exposure from its cash positions, to hedge investments, for risk management and to attempt to increase the Fund’s gain. For example, the Fund may utilize exchange traded futures and options to gain exposure to, or to overweight or underweight its investments among, the various asset classes and for interest rate risk management to adjust the duration position of the Fund. The Fund may also use exchange traded futures for cash management purposes. Forward currency transactions may be utilized to hedge exposure to non-dollar investments back to the U.S. dollar. Futures and options used to adjust the duration position of the Fund are not subject to or included as part of the Fund’s stated fixed income ranges. Although not part of the main investment strategies, the Fund may also use other derivatives, including, but not limited to, swaps (including credit default swaps) and structured investments to more effectively gain targeted equity and fixed income exposure from its cash positions, to hedge investments, for risk management and to attempt to increase the Fund’s gain. The underlying funds in which the Fund may invest may also use derivatives.
The Fund may enter into short sales. In short selling transactions, the Fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement. The underlying funds in which the Fund may invest may also enter into short sales.
The Fund is not a target date fund that follows a “glidepath” in which the mix of investments among asset classes becomes more conservative over time according to a predetermined path. Rather, the Fund’s allocations among asset classes will vary from year to year and may become more conservative or more aggressive in any given year based upon the Adviser’s annual review, but without regard to any particular shareholder’s behavior.
Because it is assumed that shareholders will be spending down amounts invested in the Fund each year until the maturity date, the Fund’s assets are expected to decline over time and approach zero on the maturity date, at which time it is expected that the Fund will be liquidated. The Adviser anticipates that the sample spend down amount will increase as a percentage of a shareholder’s investment in the several years immediately preceding the maturity date and that the sample spend down amount will be 100% of a shareholder’s investment in the year 2055. As a result, the Fund and the sample spend down amount may be less useful for those who invest closer to the maturity date.
The sample spend down amount is not expected to be level from year to year and instead will likely vary each year based upon changes in the underlying considerations noted above. The long-term risk and return targets of the Fund in any given year, including any income and gain from investments earned by the Fund, is not designed to be equal to or greater than the sample spend down amount for such year. This means that if you choose to follow the sample spend down amount, you will likely be redeeming shares and your investment in the Fund will be reduced. The sample spend down amount assumes the reinvestment of distributions in additional shares of the Fund. As a result, if distributions are not reinvested, following the sample spend down amount without adjusting for distributions not reinvested will increase the likelihood that a shareholder will (i) have insufficient shares for redemption in future years and (ii) exhaust his or her assets in the Fund prior to the maturity date. The sample spend down amount is not designed to comply with any required minimum distribution rules applicable to tax-deferred retirement accounts nor does it take into account any tax considerations to shareholders (including, for example, any early withdrawal penalties that may be imposed on shareholders in tax-deferred retirement accounts). Shareholders investing through a tax-deferred retirement account subject to a required minimum distribution who redeem shares of the Fund from such account will need to include such redemption amount, as appropriate, in the computation of any annual required minimum distribution. Many of the assumptions and factors upon which the sample spend down amount will be based are the result of estimates and judgment calls by the Adviser. If those assumptions and factors are inaccurate or incomplete, the sample spend down amount may not accurately reflect the amount that a shareholder could redeem during the year while still allowing for redemptions in future years. Shareholders should not consider the Fund as a complete solution for his or her investment or retirement income needs or as a guarantee of income. In making a decision about your investment in the Fund in your individual situation, or in assessing the adequacy of estimated distributions that you may receive at any particular time, you should consider all of your other assets, income and investments in addition to your investment in the Fund.
November 1, 2021  |  25

More About the Funds (continued)
The provision of a sample spend down amount is for the purpose of outlining a possible theoretical course of action. The sample spend down amount is a generic hypothetical example as of a specific calculation date that does not consider, nor is it based upon, a shareholder’s specific circumstances including his or her age, financial needs, risk tolerance, required minimum distribution amount under the Internal Revenue Code with respect to any year, if any, other assets and overall investment objectives. No suggestion is offered herein that any particular redemption amount is advisable under the circumstances outlined in the sample spend down amount, and, more generally, there is no recommendation herein regarding any particular course of conduct in any particular situation or with respect to any particular shareholder. The sample spend down amount does not constitute and is not intended to constitute a suggestion, recommendation or impartial advice of any kind. Instead, it will be presented merely for educational purposes so as to give an indication as to the kinds of approaches that may be possible, and each investor should make an independent decision regarding how to proceed based on the investor’s own independent analysis, taking into account whatever independent advice from the investor’s professional adviser, tax adviser or other third parties that the investor may regard as necessary or appropriate to obtain (including, for example, advice on how choosing not to reinvest distributions in additional Fund shares while following the sample spend down amount can impact an investor’s ability to have sufficient share for redemption in future years).
NON-FUNDAMENTAL INVESTMENT OBJECTIVE
An investment objective is fundamental if it cannot be changed without the consent of a majority of the outstanding shares of the
Fund. The Funds’ investment objectives are not fundamental and may be changed without the consent of a majority of the outstanding shares of the Funds.

Please note that the Funds may also use strategies that are not described herein, but which are described in the Statement of Additional Information.
Investment Risks
There can be no assurance that the Funds will achieve their investment objectives.
The main risks associated with investing in each Fund are summarized in the “Risk/Return Summaries” at the front of this prospectus. In addition to each Fund’s main risks, each Fund may be subject to additional risks in connection with investments and strategies used by each Fund from time to time. The table below identifies main risks and some of the additional risks for each Fund.

An investment in a Fund or any other fund may not provide a complete investment program. The suitability of an investment in a Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if a Fund is suitable for you.
The Funds are subject to the risks noted below, any of which may adversely affect a Fund’s net asset value (NAV), performance and ability to meet its investment objective. Each Fund may also be subject to additional risks that are not described herein but which are described in the Statement of Additional Information.
	SmartSpending 2015 Fund	SmartSpending 2020 Fund
CFTC Regulation Risk	○	○
Convertible Securities Risk	•	•
Credit Risk	•	•
Currency Risk	•	•
Cyber Security Risk	○	○
Derivatives Risk	•	•
Equity Securities Risk	•	•
ETN Risk	•	•
Floating and Variable Rate Securities Risk	•	•
Foreign Securities and Emerging Markets Risk	•	•
○
Additional Risks
•
Main Risks
26  |  J.P. Morgan Funds

	SmartSpending 2015 Fund	SmartSpending 2020 Fund
General Market Risk	•	•
Government Securities Risk	•	•
High Portfolio Turnover Risk	•
High Yield Securities Risk	•	•
Industry and Sector Focus Risk	•	•
Inflation-Linked Security Risk	•	•
Interest Rate Risk	•	•
Investment Risk	•	•
Investments in Mutual Funds and ETFs Risks	•	•
Loan Risk	•	•
Maturity Date and Redemption Risk	•	•
Mortgage-Related and Other Asset-Backed Securities Risk	•	•
Preferred Securities Risk	•	•
Privately Placed Securities Risk	•	•
Real Estate Securities Risk	•	•
Sample Spend Down Amount Risk	•	•
Short Selling Risk	•	•
Sovereign Debt Risk	•	•
Transactions and Liquidity Risk	•	•
Volcker Rule Risk	○	○
When-Issued, Delayed Settlement and Forward Commitment Transactions Risk	•	•
Zero-Coupon, Pay-In-Kind and Deferred Payment Securities Risk	•	•
○
Additional Risks
•
Main Risks
Sample Withdrawal Amount Risk. The Spending Phase of a Fund is designed for investors in retirement who intend to spend down their holdings in a Fund. There is no guarantee that a Fund will provide sufficient retirement income, the sample withdrawal amount for any given year may be zero in order to preserve capital and you may lose money invested in a Fund. You should not rely solely on the sample withdrawal amount in determining your retirement income needs. Prior to investing in the Fund, you should be aware of the following:
1.
The Spending Phase is not designed for the accumulation of assets prior to retirement. If you choose to redeem shares in accordance with the sample withdrawal amount and a Fund outperforms after you have redeemed shares, you will not participate in the appreciation of assets on the amount you redeemed. The long-term risk and return target of a Fund in any given year, including any income and gain from investments earned by a Fund, is not designed to be equal to or greater than the sample withdrawal amount for such year. This means that, if you choose to follow the sample withdrawal amount, you likely will be redeeming shares and your investment in a Fund will be reduced.
2.
The Adviser will seek to manage the overall volatility of a Fund during the Spending Phase, but it may not be successful in doing so and a Fund’s risk profile may be more or less aggressive from year to year. Your risk tolerance may change over time and the Adviser may change a Fund’s long-term risk and return target, including, but not limited to, in response to Fund performance. For example, to the extent a Fund underperforms (outperforms) the long-term risk and return target for a given year, it may lead to a decrease (increase) in the sample withdrawal amount or an increase (decrease) in the long-term risk and return target in subsequent years. It is important that you re-evaluate your investment in a Fund periodically.
3.
The sample withdrawal amount is calculated solely as of the applicable calculation date and does not take into account any subsequent changes to the basis upon which it is calculated, such as changes in the Adviser’s assumptions regarding future market performance. In this regard, once a sample withdrawal amount is set for a given year, the Adviser does not expect to modify it during the year. Rather, any changes to the sample withdrawal amount, including changes to account for unexpected investment performance, will be made in the next annual calculation.
November 1, 2021  |  27

More About the Funds (continued)
4.
The sample withdrawal amount calculation assumes the reinvestment of distributions in additional shares of a Fund. As a result, if distributions are not reinvested, following the sample withdrawal amount without adjusting for distributions not reinvested will increase the likelihood that a shareholder will (i) have insufficient shares for redemption in future years and (ii) exhaust his or her assets in the Fund prior to the maturity date.
Investment Risk. The Funds’ share price will change daily based on the performance of their underlying investments. The ability of a Fund to meet its investment objective is directly related to its asset allocation among underlying funds and its direct investments and the ability of the underlying funds to meet their investment objectives and for the direct investments to perform positively. If the Adviser’s asset allocation strategy does not work as intended, a Fund may not achieve its objective. If a Fund is unable to achieve its objective, the sample spend down amount may be zero and the amount you can redeem for use in retirement may be less than if you had not invested in a Fund.
Maturity Date and Redemption Risk. While assets invested in the Funds are expected to decline over time and equal zero on the maturity date, a Fund may be liquidated prior to the maturity date. For example, as assets decline and approach zero, there may be a point before the maturity date where the Adviser can no longer manage a Fund in-line with its investment goal and a Fund may be liquidated at the discretion of the Board of Trustees. In addition, as assets in a Fund decline, Fund expenses will be spread over a smaller asset base, potentially causing an increase in a Fund’s expense ratio. In order to accommodate investors redeeming shares, a Fund may sell securities at times when it would not otherwise do so, which may result in a loss to a Fund. These transactions may result in higher portfolio turnover, accelerate the realization of taxable income if sales of securities resulted in capital gains or other income and increase transaction costs, which may impact a Fund’s expense ratio. To the extent that such transactions result in short-term capital gains, such gains will generally be taxed at the ordinary income tax rate. It is possible for a Fund to suffer substantial investment losses and simultaneously experience additional asset reductions as a result of shareholders redeeming shares. Moreover, even if a Fund’s capital grows over short, intermediate, or long periods of time, a Fund is not designed for such growth to enable a Fund to allow for redemptions without returning capital to shareholders. Rather, a Fund expects that substantially all capital will be returned to shareholders by the maturity date.
Investments in Mutual Funds and ETF Risks. The Funds invest in underlying J.P. Morgan Funds and unaffiliated passive ETFs as a primary strategy, so a Fund’s performance is directly related to the performance of the underlying funds. A Fund’s net asset value will change with the value of the underlying funds and changes in the markets where the underlying funds invest. Because a Fund’s Adviser or its affiliates provide services to and receive fees from certain of the underlying funds, investments in a Fund benefit the Adviser and/or its affiliates. In addition, a Fund may hold a significant percentage of the shares of an underlying fund. As a result, a Fund’s investments in an underlying fund may create a conflict of interest. In addition, the underlying funds may include equity index funds that replicate the holdings on an index that hold the common stock of JPMorgan Chase & Co., the indirect parent of the Adviser. In addition, the Adviser’s authority to allocate investments among J.P. Morgan Funds and unaffiliated passive ETFs creates conflicts of interest. For example, investing in J.P. Morgan Funds could cause a Fund to incur higher fees and will cause the Adviser and/or its affiliates to receive greater compensation, increase assets under management or support particular investment strategies or J.P. Morgan Funds.
ETFs are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange. ETFs may be structured as investment companies, depositary receipts or other pooled investment vehicles and may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price above (premium) or below (discount) their net asset value, especially during periods of significant market volatility or stress, causing investors to pay significantly more or less than the value of the ETF’s underlying portfolio.
In October 2020, the SEC adopted certain regulatory changes and took other actions related to the ability of an investment company to invest in another investment company, including the rescission of exemptive relief issued by the SEC permitting such investments in excess of statutory limits. These regulatory changes may adversely impact each Fund’s investment strategies and operations.
Interest Rate Risk. The Funds invest in debt securities that increase or decrease in value based on changes in interest rates. If rates increase, the value of these investments generally declines. On the other hand, if rates fall, the value of these investments generally increases. Your investment will decline in value if the value of these investments decreases. Securities with greater interest rate sensitivity and longer maturities are subject to greater fluctuations in value. The Funds invest in variable and floating rate securities. Although these instruments are generally less sensitive to interest rate changes than fixed rate instruments, the value of variable and floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. The Funds may face a heightened level of interest rate risk due to certain changes or uncertainty in monetary policy, such as an interest rate increase by the Federal Reserve.
28  |  J.P. Morgan Funds

Certain countries have experienced negative interest rates on certain debt securities. Negative or very low interest rates could magnify the risks associated with changes in interest rates. In general, changing interest rates, including rates that fall below zero, could have unpredictable effects on markets and may expose debt and related markets to heightened volatility. During periods when interest rates are low or there are negative interest rates, a Fund's yield (and total return) also may be low or a Fund may be unable to maintain positive returns.
Debt market conditions are highly unpredictable and some parts of the market are subject to dislocations. In response to the outbreak of COVID-19, as with other serious economic disruptions, governmental authorities and regulators are enacting significant fiscal and monetary policy changes, including providing direct capital infusions into companies, creating new monetary programs and lowering interest rates considerably. These actions present heightened risks to debt instruments, and such risks could be even further heightened if these actions are unexpectedly or suddenly reversed or are ineffective in achieving their desired outcomes. In light of these actions and current conditions, interest rates and bond yields in the U.S. and many other countries are at or near historic lows, and in some cases, such rates and yields are negative. The current very low or negative interest rates subject the Funds to the risks described above. In addition, the current environment is exposing debt markets to significant volatility and reduced liquidity for Fund investments.
Credit Risk. There is a risk that issuers and/or a counterparty to a security, contract, repurchase agreement or other investment will not make payments on securities or other investments held by the Funds. The risk of defaults across issuers and/or counterparties increases in adverse market and economic conditions, including the conditions resulting from the COVID-19 pandemic. Such defaults could result in losses to a Fund. In addition, the credit quality of securities held by a Fund may be lowered if an issuer’s or a counterparty’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of a Fund. Lower credit quality also may affect liquidity and make it difficult for a Fund to sell the security. The Funds may invest in securities that are rated in the lowest investment grade category. Such securities also are considered to have speculative characteristics similar to high yield securities, and issuers or counterparties of such securities are more vulnerable to changes in economic conditions than issuers or counterparties of higher grade securities. Prices of a Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of a Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.
General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in a Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of a Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics.
For example, the outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world, including those in which a Fund invests. The effects of this pandemic to public health and business and market conditions, including exchange trading suspensions and closures, may continue to have a significant negative impact on the performance of a Fund’s investments, increase a Fund’s volatility, exacerbate pre-existing political, social and economic risks to a Fund, and negatively impact broad segments of businesses and populations. The Fund’s operations may be interrupted as a result, which may contribute to the negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which a Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on a Fund’s investment performance. The full impact of the COVID-19 pandemic, or other future epidemics or pandemics, is currently unknown.
Equity Securities Risk. Investments in equity securities (such as stocks) are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s or the underlying fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of such securities goes down, the Fund’s investment decreases in value.
November 1, 2021  |  29

More About the Funds (continued)
If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Fund loses the amount it paid, if any, for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.
Industry and Sector Focus Risk. At times a Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that a Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.
Foreign Securities and Emerging Markets Risk. The Funds may invest in foreign securities including securities in emerging markets (also including depositary receipts.) An investment in the Funds is subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, civil conflicts and war, greater volatility, currency fluctuations, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of some foreign markets, all of which could adversely affect a Fund’s investments in a foreign country. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of a Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations. In certain markets where securities and other instruments are not traded “delivery versus payment,” a Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely.
Securities registration, custody, and settlement may in some instances be subject to delays and legal and administrative uncertainties. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of a Fund. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances. A Fund also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment.
Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. The risks associated with foreign securities are magnified in countries in “emerging markets.” These countries may have relatively unstable governments and less-established market economies than developed countries and you should be able to sustain sudden, and sometimes substantial, fluctuations in the value of your investments. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries. Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. In addition, a Fund is limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular, in emerging markets countries. In addition, due to jurisdictional limitations, U.S. regulators may be limited in their ability to enforce regulatory or legal obligations in emerging market countries. A Fund’s investments in foreign and emerging market securities may also be subject to foreign withholding taxes. As a result, a Fund’s return on those securities would be decreased.
Currency Risk. Changes in foreign currency exchange rates will affect the value of a Fund’s securities and may affect the price of a Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets. The Funds may engage in various strategies to hedge against currency risk. These strategies may consist of use of foreign currency futures contracts. To the extent a Fund enters into such transactions in markets other than in the United States, a Fund may be subject to certain currency, settlement, liquidity, trading and other risks similar to those described in this prospectus with respect to a Fund’s investments in foreign securities. In addition, the Funds may engage in such transactions as a substitute for securities in which the Funds invest, to increase exposure to a foreign currency, to shift exposure from one foreign currency to another or for risk management purposes or to increase income or gain to the Funds. While a Fund’s use of hedging strategies is intended to reduce the volatility of the net asset value of Fund shares, the net asset value of a Fund will
30  |  J.P. Morgan Funds

fluctuate. There can be no assurance that a Fund’s hedging activities will be effective and a Fund will incur costs in connection with the hedging. Currency hedging may limit a Fund’s returns if the relative value of currencies change. Furthermore, a Fund may only engage in hedging activities from time to time and may not necessarily be engaging in hedging activities when movements in currency exchange rates occur.
Government Securities Risk. The Funds may invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by Ginnie Mae, Fannie Mae or Freddie Mac). U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Funds. Securities issued or guaranteed by U.S. government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future. U.S. government securities include zero-coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities.
Convertible Securities Risk. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities, although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities. Contingent convertible securities are subject to additional risk factors. A contingent convertible security is a hybrid debt security typically issued by a non-U.S. bank that may be convertible into equity or may be written down if a pre-specified trigger event such as a decline in capital ratio below a prescribed threshold occurs. If such a trigger event occurs, a Fund may lose the principal amount invested on a permanent or temporary basis or the contingent convertible security may be converted to equity. Coupon payments on contingent convertible securities may be discretionary and may be cancelled by the issuer. Holders of contingent convertible securities may suffer a loss of capital when comparable equity holders do not. The convertible securities that the Funds invest in may be rated below investment grade, which could increase their risks.
Derivatives Risk. The Funds may use derivatives, including futures, options, forwards, swaps and structured investments, in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed a Fund’s original investment. Derivatives are subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to a Fund, and the cost of such strategies may reduce a Fund’s returns. Certain derivatives also expose a Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets.
With regard to such derivatives, a Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. In addition, a Fund may use derivatives for non-hedging purposes, which increases a Fund’s potential for loss. Certain of the Fund’s transactions in futures, swaps, foreign currency derivatives and other derivatives could also affect the amount, timing and character of distributions to shareholders which may result in a Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact a Fund’s after-tax returns.
Investing in derivatives and engaging in short sales will result in a form of leverage, which may be significant. Leverage involves special risks. The Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate any effect on the value of the Fund’s portfolio securities. The Fund cannot assure you that the use of leverage will result in a higher return on your investment, and using leverage could result in a net loss on your investment. Registered investment companies such as the Fund are limited in their ability to engage in derivative transactions and are required to identify and earmark assets to provide asset coverage for derivative transactions.
November 1, 2021  |  31

More About the Funds (continued)
The possible lack of a liquid secondary market for derivatives and the resulting inability of a Fund to sell or otherwise close a derivatives position could expose a Fund to losses and could make derivatives more difficult for a Fund to value accurately. In addition to the risks associated with derivatives in general, a Fund may also be subject to risks related to swap agreements, including total return swaps. Total return swaps are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swaps may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market and may be used to establish both long and short positions in order to gain the desired exposure. Because swap agreements are not exchange-traded, but are private contracts into which a Fund and a swap counterparty enter as principals, the Fund may experience a loss or delay in recovering assets if the counterparty defaults on its obligations. The Fund’s returns are reduced or its losses increased by the costs associated with the swap, which may be significant. In addition, there is the risk that the swap may be terminated by the Fund or the counterparty in accordance with its terms or as a result of regulatory changes. If the swap were to terminate, the Fund may be unable to employ its investment strategy and may suffer losses. The Fund will segregate or earmark liquid assets at its custodian bank in an amount sufficient to cover its obligations under swap agreements.
WHAT IS A DERIVATIVE?
Derivatives are securities or contracts (like futures and options) that derive their value from the performance of underlying assets or securities.
Transactions and Liquidity Risk. The Funds are generally intended for investors in retirement who intend to redeem their holdings in the Funds. As the Funds approach the maturity date, redemptions may increase. The Funds or an underlying fund could experience a loss when selling securities to meet redemption requests and its liquidity may be negatively impacted. The risk of loss increases if the redemption requests are large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities a Fund wishes to, or is required, to sell are illiquid. To the extent a large proportion of shares of a Fund are held by a small number of shareholders (or a single shareholder) including funds or accounts over which the adviser or its affiliates have investment discretion, a Fund is subject to the risk that these shareholders will purchase or redeem Fund shares in large amounts rapidly or unexpectedly, including as a result of an asset allocation decision made by the adviser or its affiliates. In addition to the other risks described in this section, these transactions could adversely affect the ability of a Fund to conduct its investment program. A Fund may be unable to sell illiquid securities at its desired time or price or the price at which the securities have been valued for purposes of a Fund’s net asset value. Illiquidity can be caused by a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Other market participants may be attempting to sell debt securities at the same time as a Fund, causing downward pricing pressure and contributing to illiquidity. The capacity for bond dealers to engage in trading or “make a market” in debt securities has not kept pace with the growth of bond markets. This could potentially lead to decreased liquidity and increased volatility in the debt markets. Liquidity and valuation risk may be magnified in a rising interest rate environment, when credit quality is deteriorating or in other circumstances where investor redemptions from fixed income mutual funds may be higher than normal. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress.
Similarly, for both the Funds and underlying funds, large purchases of a fund’s shares may adversely affect a fund’s performance to the extent that the fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. Large redemptions also could accelerate the realization of capital gains, increase the Funds’ or underlying fund’s transaction costs and impact the Funds’ or underlying fund’s performance. To the extent redemptions are effected in cash, an investment in a Fund may be less tax-efficient than an investment in an ETF that distributes portfolio securities entirely in-kind.
Loan Risk. The Funds may invest in Loans that are rated below investment grade (also known as “junk” rating) or the unrated equivalent. Like other high yield, corporate debt instruments, such Loans are subject to an increased risk of default in the payment of principal and interest as well as the other risks described under “Interest Rate Risk,” “Credit Risk,” “High Yield Securities Risk” and “Foreign Securities and Emerging Markets Risk.” Although certain Loans are secured by collateral, a Fund could experience delays or limitations in realizing on such collateral or have its interest subordinated to other indebtedness of the obligor. Loans are vulnerable to market sentiment such that economic conditions or other events may reduce the demand for Loans and cause their value to decline rapidly and unpredictably. Although the Funds limit their investments in illiquid securities to no more than 15% of a Fund’s net assets at the time of purchase, Loans that are deemed to be liquid at the time of purchase may become illiquid.
In recent years, there has been a broad trend of weaker or less restrictive covenant protections in the Loan market. Among other things, under such weaker or less restrictive covenants, borrowers might be able to exercise more flexibility with respect to certain activities than borrowers who are subject to stronger or more protective covenants. For example, borrowers might be able to incur more debt, including secured debt, return more capital to shareholders, remove or reduce assets that are designated as collateral
32  |  J.P. Morgan Funds

securing Loans, increase the claims against assets that are permitted against collateral securing Loans or otherwise manage their business in ways that could impact creditors negatively. In addition, certain privately held borrowers might be permitted to file less frequent, less detailed or less timely financial reporting or other information, which could negatively impact the value of the Loans issued by such borrowers. Each of these factors might negatively impact the Loans held by a Fund.
No active trading market may exist for some of the Loans and certain Loans may be subject to restrictions on resale. The inability to dispose of Loans in a timely fashion could result in losses to the Funds. In addition, the settlement period for Loans is uncertain as there is no standardized settlement schedule applicable to such investments. Certain Loans may take more than seven days to settle. Because some Loans that the Funds invests in may have a more limited secondary market, liquidity and valuation risk is more pronounced for the Funds than for funds that invest primarily in other types of fixed income instruments or equity securities. Typically, Loans are not registered securities and are not listed on any national securities exchange. Consequently, there may be less public information available about a Fund’s investments and the market for certain Loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. As a result, a Fund may be more dependent upon the analytical ability of its adviser. In addition, certain Loans may not be considered securities under the federal securities laws and, therefore, investments in such Loans may not be subject to certain protections under those laws.
When the Funds acquire a loan participation, the Funds typically enter into a contractual relationship with the lender or third party selling such participations, but not the borrower. As a result, in addition to the credit risk of the borrower, the Funds assume the credit risk of the seller of the loan participation and any other party’s interposition between the Funds and the borrower. Under a loan participation, the Funds may have no direct rights to enforce the terms of the loan against the borrower. The Funds may not benefit directly from the collateral supporting the loan in which it has purchased the loan participation or assignment.
Affiliates of the adviser may participate in the primary and secondary market for Loans. Because of limitations imposed by applicable law, the presence of the adviser’s affiliates in the Loan market may restrict a Fund’s ability to acquire some Loans, affect the timing of such acquisition or affect the price at which the Loan is acquired. Also, because the adviser may wish to invest in the publicly traded securities of an obligor, it may not have access to material non-public information regarding the obligor to which other investors have access.
An underlying fund will not have direct recourse against the issuer of a loan participation. Loans are subject to prepayment risks. Gains and losses associated with prepayments will increase or decrease a Fund’s yield and the income available for distribution by a Fund. When Loans are prepaid, a Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for Loans, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield.
Asset-Backed, Mortgage-Related and Mortgage-Backed Securities Risk. The Funds may invest in both residential or commercial mortgage-related and asset-backed securities including so-called “sub-prime” mortgages that are subject to certain other risks including prepayment and call risks. The value of mortgage-backed and asset-backed securities will be influenced by the factors affecting the residential and commercial property market and the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Additionally, during such periods and also under normal conditions, these securities are also subject to prepayment and call risk. Gains and losses associated with prepayments will increase or decrease a Fund’s yield and the income available for distribution by a Fund. When mortgages and other obligations are prepaid and when securities are called, the Funds may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. In periods of either rising or declining interest rates, the Funds may be subject to extension risk, and may receive principal later than expected. As a result, in periods of rising interest rates, the Funds may exhibit additional volatility. Some of these securities may receive little or no collateral protection from the underlying assets and are thus subject to the risk of default described under “Credit Risk.” The risk of such defaults is generally higher in the case of asset-backed, mortgage-backed and mortgage-related investments that include so-called “sub-prime” mortgages (which are loans made to borrowers with low credit ratings or other factors that increase the risk of default). The structure of some of these securities may be complex and there may be less available information than other types of debt securities. Additionally, asset-backed, mortgage-related and mortgage-backed securities are subject to risks associated with their structure and the nature of the assets underlying the securities and the servicing of those assets. Certain asset-backed, mortgage-related and mortgage-backed securities may face valuation difficulties and may be less liquid than other types of asset-backed, mortgage-related and mortgage-backed securities, or debt securities.
The mortgage loans underlying privately issued mortgage-related securities may not be subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have government or government-sponsored entity guarantees. As a result, the mortgage loans underlying privately issued mortgage-related securities may have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related
November 1, 2021  |  33

More About the Funds (continued)
securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. In addition, certain mortgage-related securities which may include loans that originally qualified under standards established by government-sponsored entities (for example, certain REMICs that include Fannie Mae mortgages) are not considered as government securities for purposes of a Fund’s investment strategies or policies. There is no government or government-sponsored guarantee for such privately issued investments.
The Funds may invest in collateralized mortgage obligations (CMOs). CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. CMOs are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which a Fund invests may be more volatile and may be subject to higher risk of nonpayment.
The Funds may invest in interest-only (IO) and principal-only (PO) mortgage-related securities. The values of IO and PO mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, because there may be a drop in trading volume, an inability to find a ready buyer or the imposition of legal restrictions on the resale of securities, these instruments may be illiquid.
Inflation-Linked Security Risk. Inflation-linked debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the price of an inflation-linked security tends to decrease when real interest rates increase and can increase when real interest rates decrease. Interest payments on inflation-linked securities are unpredictable and will fluctuate as the principal and interest are adjusted for inflation. Any increase in the principal amount of an inflation-linked debt security will be considered taxable ordinary income, even though the Funds will not receive the principal until maturity. There can be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. The Funds’ investments in inflation-linked securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index. In addition, inflation-linked securities are subject to the risk that the CPI-U or other relevant index may be discontinued, fundamentally altered in a manner materially adverse to the interests of an investor in the securities, altered by legislation or Executive Order in a materially adverse manner to the interests of an investor in the securities or substituted with an alternative index.
Real Estate Securities Risk. The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments in real estate and mortgages, which include, but are not limited to, sensitivity to changes in real estate values and property taxes, interest rate risk, tax and regulatory risk, fluctuations in rent schedules and operating expenses, adverse changes in local, regional or general economic conditions, deterioration of the real estate market and the financial circumstances of tenants and sellers, unfavorable changes in zoning, building, environmental and other laws, the need for unanticipated renovations, unexpected increases in the cost of energy and environmental factors. Furthermore, a REIT could fail to qualify for tax free pass-through of its income under the Internal Revenue Code or fail to maintain its exemption from registration under the 1940 Act, which could produce adverse economic consequences for the REIT and its investors, including the Funds.
The underlying mortgage loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “sub-prime” mortgages. The value of REITs will also rise and fall in response to the management skill and creditworthiness of the issuer. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of securities. The Funds will indirectly bear their proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Funds.
In addition, certain of the companies in which the Fund intends to invest may have developed or commenced development on properties and may develop additional properties in the future. Real estate development involves significant risks in addition to those involved in the ownership and operation of established properties, including the risks that financing, if needed, may not be available on favorable terms for development projects, that construction may not be completed on schedule (resulting in increased debt service expense and construction costs), that estimates of the costs of construction may prove to be inaccurate and that properties may not be leased, rented or operated on profitable terms and therefore will fail to perform in accordance with expectations. As a result, the value of the Fund’s investment may decrease in value. Real estate securities have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. Real estate securities are also subject to heavy cash flow dependency and defaults by borrowers or tenants.
34  |  J.P. Morgan Funds

High Yield Securities Risk. The Funds may invest in high yield, high risk securities (also known as junk bonds) which are considered to be speculative. These investments may be issued by companies which are highly leveraged, less creditworthy or financially distressed. Non-investment grade debt securities can be more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of a Fund’s investments and a Fund’s net asset value may be volatile. Furthermore, though these investments generally provide a higher yield than higher-rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. These securities may be subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties and a potential lack of a secondary or public market for securities. The market price of these securities can change suddenly and unexpectedly. As a result, the Funds are intended for investors who are able and willing to assume a high degree of risk.
In recent years, there has been a broad trend of weaker or less restrictive covenant protections in the high yield market. Among other things, under such weaker or less restrictive covenants, borrowers might be able to exercise more flexibility with respect to certain activities than borrowers who are subject to stronger or more protective covenants. For example, borrowers might be able to incur more debt, including secured debt, return more capital to shareholders, remove or reduce assets that are designated as collateral securing high yield securities, increase the claims against assets that are permitted against collateral securing high yield securities or otherwise manage their business in ways that could impact creditors negatively. In addition, certain privately held borrowers might be permitted to file less frequent, less detailed or less timely financial reporting or other information, which could negatively impact the value of the high yield securities issued by such borrowers. Each of these factors might negatively impact the high yield instruments held by a Fund.
As part of its high yield strategy, a Fund may invest in debt securities of smaller, newer companies. a Fund’s risks increase as it invests more heavily in smaller companies (mid cap and small cap companies). The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, the changes in value of their debt securities may be more sudden or erratic than in large capitalization companies, especially over the short term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies. This may cause unexpected and frequent decreases in the value of a Fund’s investments.
Short Selling Risk. The Funds’ strategy may involve more risk than other funds that do not engage in short selling. The Funds’ use of short sales in combination with long positions in the Funds’ portfolio in an attempt to improve performance or to reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the Funds held only long positions. It is possible that the Funds’ long equity positions will decline in value at the same time that the value of its short equity positions increase, thereby increasing potential losses to the Funds.
In order to establish a short position in a security, the Funds must first borrow the security from a lender, such as a broker or other institution. The Funds may not always be able to obtain the security at a particular time or at an acceptable price. Thus, there is risk that the Funds may be unable to implement its investment strategy due to the lack of available securities or for other reasons.
After short selling a security, the Funds may subsequently seek to close this position by purchasing and returning the security to the lender on a later date. The Funds may not always be able to complete or “close out” the short position by replacing the borrowed securities at a particular time or at an acceptable price.
In addition, the Funds may be prematurely forced to close out a short position if the lender demands the return of the borrowed security. The Funds incur a loss as a result of a short sale if the market value of the borrowed security increases between the date of the short sale and the date when the Funds replace the security. The Funds’ loss on a short sale is potentially unlimited because there is no upward limit on the price a borrowed security could attain. Further, if other short sellers of the same security want to close out their positions at the same time, a “short squeeze” can occur. A short squeeze occurs when demand exceeds the supply for the security sold short. A short squeeze makes it more likely that the Funds will need to replace the borrowed security at an unfavorable price, thereby increasing the likelihood that the Funds will lose some or all of the potential profit from, or incur a loss on, the short sale. Furthermore, taking short positions in securities results in a form of leverage. Leverage involves special risks described under “Derivatives Risk.”
The SEC and financial industry regulatory authorities in other countries may impose prohibitions, restrictions or other regulatory requirements on short sales, which could inhibit the ability of the adviser to sell securities short on behalf of a Fund.
ETN Risk. Generally, ETNs are structured as senior, unsecured notes in which an issuer such as a bank agrees to pay a return based on the target commodity index less any fees. ETNs are synthetic instruments that allow individual investors to have access to derivatives linked to commodities and assets such as oil, Currencies and foreign stock indexes. ETNs combine certain aspects of bond and ETFs. Similar to ETFs, ETNs are traded on a major exchange (e.g., the New York Stock Exchange) during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the
November 1, 2021  |  35

More About the Funds (continued)
principal amount, subject to the day’s index factor. ETN returns are based upon the performance of a market index minus applicable fees. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced commodity. The value of the ETN may drop due to a downgrade in the issuer’s credit rating, even if the underlying index remains unchanged. Investments in ETNs are subject to the risks facing income securities in general including the risk that a counter-party will fail to make payments when due or default. In addition, investors in ETNs generally have no right with respect to the instruments underlying the index or any right to receive delivery of the instruments underlying the index.
Preferred Securities Risk. There are special risks associated with investing in preferred securities. Distributions to holders of preferred securities are typically paid before any distributions are paid to holders of common stock. However, preferred securities may include provisions that permit the issuer, at its discretion, to defer paying distributions. Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. Government securities. Preferred securities generally have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods. Preferred securities, in certain instances, may be redeemed by the issuer prior to a specified date, which may negatively impact the return of the security held by the Funds. Preferred securities may be highly sensitive to changes in long-term interest rates and/or changes in underlying issuer credit since preferred securities generally do not have a maturity date. In addition, the preferred securities the Funds invest in may be rated below investment grade, which could increase their risks.
Privately Placed Securities Risk. Privately placed securities generally are less liquid than publicly traded securities and the Funds may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities. The disposition of some of the securities held by the Funds may be restricted under federal securities laws or by the relevant exchange or by a governmental or supervisory authority. As a result, the Funds may not be able to dispose of such investments at a time when, or at a price at which, it desires to do so and may have to bear expenses of registering these securities, if necessary. These securities may also be difficult to value.
Sovereign Debt Risk. The Funds may invest in sovereign debt securities. These securities are issued or guaranteed by foreign governmental entities (known as sovereign debt securities). These investments are subject to the risk that a government entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
When-Issued, Delayed Settlement and Forward Commitment Transactions Risk. The Funds may purchase or sell securities which it is eligible to purchase or sell on a when-issued basis, may purchase and sell such securities for delayed delivery and may make contracts to purchase or sell such securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve the risk that the security the Funds buy will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Funds loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.
Floating and Variable Rate Securities Risk. Floating and variable rate securities provide for a periodic adjustment in the interest rate paid on the securities. The rate adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate. Floating and variable rate securities may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on a Fund’s ability to sell the securities at any given time. Such securities also may lose value.
Zero-Coupon, Pay-In-Kind and Deferred Payment Securities Risk. The market value of a zero-coupon, pay-in-kind or deferred payment security is generally more volatile than the market value of, and is more likely to respond to a greater degree to changes in interest rates than, other fixed income securities with similar maturities and credit quality that pay interest periodically. In addition, federal income tax law requires that the holder of a zero-coupon security accrue a portion of the discount at which the security was purchased as taxable income each year. The Funds may consequently have to dispose of portfolio securities under disadvantageous circumstances to generate cash to satisfy its requirement as a regulated investment company to distribute all of its net income (including non-cash income attributable to zero-coupon securities). These actions may reduce the assets to which a Fund’s expenses could otherwise be allocated and may reduce a Fund’s rate of return.
36  |  J.P. Morgan Funds

In addition, (1) the higher yields and interest rates on certain pay-in-kind securities (PIK) reflect the payment deferral and increased credit risk associated with such instruments and such investments may represent a significantly higher credit risk than coupon loans; (2) PIK securities may have higher price volatility because their continuing accruals require continuing judgments about the collectability of the deferred payments and the value of any associated collateral; (3) PIK interest has the effect of generating investment income and (4) the deferral of PIK interest may also reduce the loan-to-value ratio at a compounding rate.
High Portfolio Turnover Risk. The techniques and strategies contemplated by some of the underlying funds are expected to result in a high degree of portfolio turnover. Portfolio turnover rate may vary greatly from year to year as well as within a particular year. High portfolio turnover (e.g. over 100%) may involve correspondingly greater expenses to the underlying funds, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gain, including short-term capital gain that will generally be taxable to shareholders as ordinary income, and may adversely impact the underlying fund’s after-tax returns. The trading costs or tax effects associated with portfolio turnover may adversely affect an underlying fund’s performance.
Cyber Security Risk. As the use of technology has become more prevalent in the course of business, the Funds have become more susceptible to operational and financial risks associated with cyber security, including: theft, loss, misuse, improper release, corruption and destruction of, or unauthorized access to, confidential or highly restricted data relating to a Fund and its shareholders; and compromises or failures to systems, networks, devices and applications relating to the operations of a Fund and its service providers. Cyber security risks may result in financial losses to a Fund and its shareholders; the inability of a Fund to transact business with its shareholders; delays or mistakes in the calculation of a Fund’s NAV or other materials provided to shareholders; the inability to process transactions with shareholders or other parties; violations of privacy and other laws; regulatory fines, penalties and reputational damage; and compliance and remediation costs, legal fees and other expenses. A Fund’s service providers (including, but not limited to, the adviser, any sub-advisers, administrator, transfer agent, and custodian or their agents), financial intermediaries, companies in which a Fund invests and parties with which a Fund engages in portfolio or other transactions also may be adversely impacted by cyber security risks in their own businesses, which could result in losses to a Fund or its shareholders. While measures have been developed which are designed to reduce the risks associated with cyber security, there is no guarantee that those measures will be effective, particularly since the Funds do not directly control the cyber security defenses or plans of their service providers, financial intermediaries and companies in which they invest or with which they do business.
Volcker Rule Risk. Pursuant to section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and certain rules promulgated thereunder known as the Volcker Rule, if the adviser and/or its affiliates own 25% or more of the outstanding ownership interests of a Fund after the permitted seeding period from the implementation of the Fund’s investment strategy, the Fund could be subject to restrictions on trading that would adversely impact the Fund’s ability to execute its investment strategy. Generally, the permitted seeding period is three years from the implementation of the Fund’s investment strategy. As a result, the adviser and/or its affiliates may be required to reduce their ownership interests in the Fund at a time that is sooner than would otherwise be desirable, which may result in the Fund’s liquidation or, if the Fund is able to continue operating, may result in losses, increased transaction costs and adverse tax consequences as a result of the sale of portfolio securities.
For more information about risks associated with the types of investments that the Funds purchase, please read the “Risk/Return Summaries” and the Statement of Additional Information.
CFTC Regulation Risk. The Funds are subject to regulation by the Commodity Futures Trading Commission (CFTC) as a “commodity pool” and the adviser is subject to regulation as a “commodity pool operator” with respect to the Funds. As a result, the Funds are subject to various CFTC requirements, including certain registration, disclosure and operational requirements. Compliance with these requirements may increase Fund expenses.
Expenses of Underlying Funds
The Fund invests in Class R6 Shares or the equivalent of the underlying funds to the extent that they are available. To the extent that an underlying fund does not offer Class R6 Shares, the Fund will invest in Class R5 Shares. To the extent that an underlying fund does not offer Class R5 Shares, the Fund may invest in Class L Shares, if applicable and available. To the extent that an underlying fund does not have Class L Shares, the Fund may invest in Class I Shares of an underlying fund. With respect to underlying funds that are money market funds, the Funds will invest in IM Shares or Institutional Class Shares. The shares of the underlying funds in which the Funds invest may impose a separate service fee. The shareholder servicing agent will waive service fees with respect to a Fund in an amount equal to the weighted average pro rata amount of service fees charged by the underlying J.P. Morgan Funds up to 0.25% for Class R2, Class R3 and Class R4 Shares and 0.10% for Class R5 Shares. This amount is shown as a waiver under “Fee Waivers and Expense Reimbursements” in the Annual Fund Operating Expenses table. Class L and Class I Shares have higher expenses than Class R5 and Class R6 Shares, and Class R5 Shares have higher expenses than Class R6 Shares. To the extent that the Fund invests in shares
November 1, 2021  |  37

More About the Funds (continued)
of the underlying funds that do not offer Class R6 Shares, the Fund’s total expenses will be higher. Acquired Fund Fees and Expenses will vary with changes in expenses of the underlying funds, as well as allocations of the Fund’s assets, and may be higher or lower than those shown. Acquired Fund Fees and Expenses include dividend expenses related to short sales by the underlying funds.
Conflicts of Interest
An investment in the Fund is subject to a number of actual or potential conflicts of interest. For example, the Adviser may face conflicts of interest in the preparation of sample spend down amounts, and a shareholder’s decision to withdraw that amount instead of a larger amount could result in more assets remaining in the Fund, which would lead to the Adviser receiving higher advisory fees because the advisory fee is based on a percentage of the Fund’s net assets. In addition, the Adviser and/or its affiliates provide a variety of different services to the Fund, for which the Fund compensates them. As a result, the Adviser and/or its affiliates have an incentive to enter into arrangements with the Fund, and face conflicts of interest when balancing that incentive against the best interests of the Fund. The Adviser and/or its affiliates also face conflicts of interest in their service as investment adviser to other clients, and, from time to time, make investment decisions that differ from and/or negatively impact those made by the Adviser on behalf of the Fund. In addition, affiliates of the Adviser provide a broad range of services and products to their clients and are major participants in the global currency, equity, commodity, fixed-income and other markets in which the Fund invests or will invest. In certain circumstances by providing services and products to their clients, these affiliates’ activities will disadvantage or restrict the Funds and/or benefit these affiliates. For actively-managed underlying funds, the Adviser limits its selection to J.P. Morgan Funds. For passive ETFs, the Adviser expects to use a J.P. Morgan ETF unless the investment is not available. To the extent that an investment in a J.P. Morgan passive ETF is not available (as determined by the Adviser), only then will the Adviser consider an unaffiliated underlying fund. Investing in J.P. Morgan Funds could cause the Fund to incur higher fees and could cause the Adviser and/or its affiliates to receive greater compensation, increase assets under management or support particular investment strategies or J.P. Morgan Funds. These conflicts also could cause the Adviser to adjust its asset class target or actual allocations to provide for increased use of J.P. Morgan Funds. The Adviser may also acquire material non-public information which would negatively affect the Adviser’s ability to transact in securities for the Fund. JPMorgan and the Fund have adopted policies and procedures reasonably designed to appropriately prevent, limit or mitigate conflicts of interest. In addition, many of the activities that create these conflicts of interest are limited and/or prohibited by law, unless an exception is available. For more information about conflicts of interest, see the Potential Conflicts of Interest section in the Statement of Additional Information.
Temporary Defensive Positions
For liquidity and to respond to unusual market conditions, the Fund may invest all or most of its total assets in cash and cash equivalents for temporary defensive purposes. These investments may result in a lower yield than lower-quality or longer-term investments.
WHAT IS A CASH EQUIVALENT?
Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased.
They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements, certificates of deposit, bankers’ acceptances, commercial paper, money market mutual funds and bank deposit accounts.

While the Fund is engaged in a temporary defensive position, it may not meet its investment objective. These investments may also be inconsistent with the Fund’s main investment strategies. Therefore, the Fund will pursue a temporary defensive position only when market conditions warrant.
Additional Fee Waiver and/or Expense Reimbursement
Service providers to the Fund may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled and/or reimburse certain expenses as they may determine from time to time. The Fund’s service providers may discontinue or modify these voluntary actions at any time without notice. Performance for the Funds will reflect the voluntary waiver of fees and/or the reimbursement of expenses, if any. Without these voluntary waivers and/or expense reimbursements, performance would have been less favorable.
38  |  J.P. Morgan Funds

Expense Limitations
The shares of the J.P. Morgan Funds in which the Fund may invest a portion of its assets impose a separate investment advisory fee and a service fee. To avoid charging an investment advisory fee and a service fee at an effective rate above 0.15% for investment advisory and 0.25% for shareholder servicing on affiliated investments, the adviser and shareholder servicing agent will waive investment advisory and service fees with respect to each Fund in an amount equal to the weighted average pro rata amount of affiliated investment advisory fees and affiliated service fees charged by the underlying J.P. Morgan Funds.
Additional Historical Performance Information
SmartSpending 2015 Fund
As currently noted in the “What are the Fund’s main investment strategies?” section, the Adviser takes into account both a “sample spend down amount” and related long-term risk and return targets in implementing the Fund’s strategy. The long-term risk and return targets represent the investment return the Adviser seeks to achieve over the long-term and the risk level (i.e., the volatility of the Fund achieved by balancing between asset classes) the Adviser seeks to take to achieve that long-term return in light of the sample spend down amount. The following is the prior 4 year average of the annualized long-term risk and return targets for the period ended December 31, 2020:
Return target: 4.85%
Risk target (target volatility): 6.35%
There is no guarantee the Fund will meet its long-term risk and return targets. The risk target is expressed in terms of standard deviation, which is a measure of volatility (volatility is one way to measure risk and refers to the variability of the Fund’s or the market’s returns). Once the Fund has five calendar years of performance history, it anticipates providing the long-term risk and return targets on a rolling 5 year basis. Actual performance of the Fund is included in the “Fund’s Past Performance” section. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.
SmartSpending 2020 Fund
The return and risk targets will be made available for the SmartSpending 2020 Fund once its portfolio reaches a three year track record.
November 1, 2021  |  39

The Funds' Management and Administration
The Funds are a series of JPMorgan Trust IV, a Delaware statutory trust (the Trust). The Trust is governed by the Board of Trustees which is responsible for overseeing all business activities of the Fund. The Funds operate in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.
Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms than another class. Certain classes may be more appropriate for a particular investor.
The Funds may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning the Fund’s other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.
The Funds' Investment Adviser
J.P. Morgan Investment Management Inc. (JPMIM) acts as investment adviser to the Funds and makes the day-to-day investment decisions for the Funds. In rendering investment advisory services to certain Funds, JPMIM uses the portfolio management, research and other resources of a foreign (non-U.S.) affiliate of JPMIM and may provide services to a Fund through a “participating affiliate” arrangement, as that term is used in relief granted by the staff of the SEC. Under this relief, U.S. registered investment advisers are allowed to use portfolio management or research resources of advisory affiliates subject to the regulatory supervision of the registered investment adviser.
JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company. JPMIM is located at 383 Madison Avenue, New York, NY 10179.
A discussion of the basis the Board of Trustees used in approving the investment advisory agreement for the Funds will be included in the Funds’ semi-annual report for the six-month period ended December 31.
Advisory Fees
During the most recent fiscal year ended 6/30/21, JPMIM was paid management fees (net of waivers), as shown below, as a percentage of average daily net assets:
JPMorgan SmartSpending 2015 Fund	0.00%
JPMorgan SmartSpending 2020 Fund	0.00
The Portfolio Managers
The Funds are managed by JPMIM’s Multi-Asset Solutions Team. The members of the Multi-Asset Solutions Team responsible for management and oversight of the Funds are Daniel Oldroyd, Silvia Trillo, and Katherine Santiago. In their capacity as portfolio managers, Mr. Oldroyd, Ms. Trillo, Ms. Santiago and the team of investment professionals manage the portfolio construction, investment strategy selection and active asset allocation processes for the Funds. Mr. Oldroyd and Ms. Trillo are responsible for overseeing the integration of the strategic asset allocation and sample spend down amount with portfolio management and active asset allocation decisions, working closely with Ms. Santiago. Mr. Oldroyd, Managing Director, is the Head of Target Date Strategies for JPMIM and is a CFA and CAIA charterholder. An employee of JPMIM since 2000, Mr. Oldroyd has been a portfolio manager of the JPMorgan SmartSpendingSM 2015 Fund and the JPMorgan SmartSpendingSM 2020 Fund since 2019 and 2020, respectively. Ms. Trillo, Managing Director, has been an employee of JPMIM and a member of Multi-Asset Solutions since 2011 and a portfolio manager of the JPMorgan SmartSpendingSM 2015 Fund and the JPMorgan SmartSpendingSM 2020 Fund since 2019 and 2020, respectively. Ms. Santiago is responsible for annual strategic asset allocation and sample spend down amount decisions. Ms. Santiago, Managing Director and CFA charterholder, has been an employee of JPMIM since 2005, a portfolio manager of the Funds since their inception and Global Head of Quantitative Research group.
The Statement of Additional Information provides additional information about the portfolio managers’ compensation, the other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Funds.
40  |  J.P. Morgan Funds

The Funds' Administrator
JPMIM (the Administrator) provides administration services and oversees the other service providers of the Funds. Effective January 1, 2019, the Administrator receives the following annual fee from each Fund for administration services: 0.075% of the first $10 billion of average daily net assets of the Fund, plus 0.050% of average daily net assets of the Fund between $10 billion and $20 billion, plus 0.025% of average daily net assets of the Fund between $20 billion and $25 billion, plus 0.010% of the average daily net assets of the Fund over $25 billion.
The Funds' Shareholder Servicing Agent
The Trust, on behalf of the Funds, has entered into a shareholder servicing agreement with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Funds’ shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of up to 0.25% of the average daily net assets of the Class R2, Class R3 and Class R4 Shares and an annual fee up to 0.10% of the average daily net assets of the Class R5 Shares of each Fund. JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of the annual fee to such Financial Intermediaries for performing shareholder and administrative services. Class R6 Shares do not have shareholder service fees.
The Funds' Distributor
JPMDS (the Distributor) is the distributor for the Funds. The Distributor is an affiliate of JPMIM.
Additional Compensation to Financial Intermediaries
JPMIM, JPMDS and, from time to time, other affiliates of JPMorgan Chase may also, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries whose customers invest in shares of the J.P. Morgan Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS. These additional cash payments are payments over and above any sales charges (including Rule 12b-1 fees), and service fees, (including sub-transfer agency and networking fees) that are paid to such Financial Intermediaries, as described elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder, sub-transfer agency or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the J.P. Morgan Funds on a sales list, including a preferred or select sales list, or other sales programs and/or for training and educating a Financial Intermediary’s employees. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to J.P. Morgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders’ fees that vary depending on the J.P. Morgan Fund and the dollar amount of shares sold. Such additional compensation may provide such Financial Intermediaries with an incentive to favor sales of shares of the J.P. Morgan Funds over other investment options they make available to their customers. See the Statement of Additional Information for more information.
November 1, 2021  |  41

Investing with J.P. Morgan Funds
Choosing A Share Class
Each share class represents an investment in the same portfolio of securities, but each has different availability and eligibility criteria, expenses, dividends and distributions.
Please read this prospectus carefully, and then select the share class most appropriate for you and decide how much you want to invest. Each Fund may offer other classes of shares not included in this prospectus that have different expense levels, performance and eligibility requirements from the share classes offered in this prospectus. Call 1-800-480-4111 to obtain more information concerning these or other share classes. A Financial Intermediary may receive different compensation based on the share class sold.
Additional Information that Applies to All Accounts: If your identity or the identity of any other person(s) authorized to act on your behalf cannot be verified, or if potentially criminal activity is identified, the J.P. Morgan Funds and the Distributor reserve the right to reject opening an account for you, close your account, or take such other action they deem reasonable or required by law.
Class R shares are primarily used in Group Retirement Plans. The particular Group Retirement Plan will determine the share class available to its participants.

Shares of the Funds have not been registered for sale outside of the United States. This prospectus is not intended for distribution to prospective investors outside of the United States. The Funds generally do not market or sell shares to investors domiciled outside of the United States, even, with regard to individuals, if they are citizens or lawful permanent residents of the United States.

	Class R2	Class R3	Class R4	Class R5	Class R6
Eligibility[1]	May be purchased by Group Retirement Plans.[1]	May be purchased by Group Retirement Plans.[1]	May be purchased by Group Retirement Plans.[1]	May be purchased by •Group Retirement Plans,[1] •Section 529 college savings plans
May be purchased
by
•Group Retirement
Plans[1]
•Section 529
college savings
plans
•Investors through
a fee-based
advisory program
of a financial
intermediary that
has entered into a
written
agreement with
the Distributor to
offer such shares
through an
omnibus account
held at the Fund
•Certain
discretionary
accounts at
JPMIM or
JPMorgan Chase
Bank NA or their
affiliates (the
Investment
Manager) as
defined below
•Institutional
Investors, as
described below
•Other Investors,
as described
below

42  |  J.P. Morgan Funds

	Class R2	Class R3	Class R4	Class R5	Class R6
Minimum Investment[2]	No minimum	No minimum	No minimum	No minimum	$5,000,000 – Discretionary Accounts $5,000,000 — Institutional Investors $15,000,000 — Other Investors. There is no minimum for other Class R6 eligible investors as described in “Eligibility,” above.
Minimum Subsequent Investments	No minimum	No minimum	No minimum	No minimum	No minimum
Distribution (12b-1)Fee	0.50% of the average daily net assets.	0.25% of the average daily net assets.	None	None	None
Service Fee	0.25% of the average daily net assets.	0.25% of the average daily net assets.	0.25% of the average daily net assets.	0.10% of the average daily net assets.	None
Redemption Fee	None	None	None	None	None

1
For more information about eligible Group Retirement Plans, see “Group Retirement Plans” below.
2
Please see “MINIMUM ACCOUNT BALANCE” for more information about minimum balance requirements.
Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS as Distributor and/or shareholder servicing agent.
Accounts may be opened either directly with the Funds' transfer agent or through Financial Intermediaries. If you have questions about eligibility, please call 1-800-480-4111.
•
Class R4, Class R5 and Class R6 Shares are not subject to Rule 12b-1 fees.
•
Class R6 Shares have lower annual expense ratios than other share classes, as the Class R6 Shares have no ongoing service fees.
•
A Fund may issue other classes of shares that have different sales charges, expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of a Fund’s other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive different amounts of compensation for sales of different classes of shares.
Group Retirement Plans
The only retirement plans that are eligible to purchase Class R2, Class R3, Class R4, Class R5 and Class R6 Shares are employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans. To satisfy eligibility requirements, the plan must be a group plan (more than one participant), the shares cannot be held in a commission-based brokerage account and the shares must be held a) at a plan level or b) at the Fund level through an omnibus account of a retirement plan recordkeeper. Group Retirement Plans include group employer-sponsored 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, retiree health
November 1, 2021  |  43

Investing with J.P. Morgan Funds (continued)
benefit plans, group annuity separate accounts offered to retirement plans, and non-qualified deferred compensation plans. Group Retirement Plans do not include traditional and Roth Individual Retirement Accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, KEOGHs, individual 401(k) plans or individual 403(b) plans.
Discretionary Accounts
Class R6 Shares may also be purchased by an account for an investor:
1.
Whose investments in a Fund are made and directed on their behalf by investment representatives at JPMIM or JPMorgan Chase Bank NA or their affiliates (the Investment Manager) pursuant to a discretionary investment management agreement or trust agreement that provides for discretionary investment management services between the Investment Manager and the investor (a Discretionary Account), and
2.
Whose account’s initial investment in a Fund is at least $5,000,000. An investor can combine purchases of Class R6 Shares with Class R6 Shares of other JPMorgan Funds in order to meet the applicable minimum investment.
Institutional Investors
Class R6 Shares may also be purchased by institutional investors whose initial investment in a Fund is at least $5,000,000. Institutional investors include, but are not limited to, corporations, qualified non-profit organizations, charitable trusts, foundations and endowments, governmental entities, municipalities, and hospitals investing for their own account. These accounts may not be held for the benefit of multiple underlying, unrelated investors. For these investors, accounts cannot be aggregated at the investor level to meet the initial minimum.
Other Investors
Class R6 Shares also may be purchased in other accounts whose initial investment in a Fund is at least $15,000,000. These accounts may not be held for the benefit of multiple underlying, unrelated investors. For these investors, accounts cannot be aggregated at the investor level to meet the initial minimum.
Certain Financial Intermediaries may not make Class R6 Shares available for purchase.
College Savings Plans
To be eligible to invest in R5 and Class R6 Shares, Section 529 college savings plans must hold their shares through plan level or omnibus accounts held on the books of a Fund.
Financial Intermediary Compensation
The following section describes the various fees that you will pay if you purchase shares of the Funds. In addition, it describes the types of compensation paid to Financial Intermediaries for the sale of Fund shares and related services.
Class R6 Shares are only available through a Financial Intermediary if the Financial Intermediary will not receive from the Fund assets or the Distributor’s or an affiliate’s resources any commission payments, service fees (including sub-transfer agent and networking fees), or distribution fees (including Rule 12b-1 fees) directly tied to assets invested in Class R6 Shares. This restriction does not apply to fees  paid to a Financial Intermediary by an affiliate of the Distributor from its fees for retirement plan recordkeeping services.
To obtain information, see below, visit www.jpmorganfunds.com or call 1-800-480-4111.
Rule 12b–1 Fees
Each Fund described in this prospectus has adopted a Distribution Plan under Rule 12b-1 with respect to Class R2 and Class R3 Shares that allows it to pay distribution fees for the sale and distribution of these shares of the Funds. These fees are called “Rule 12b-1 fees.” Rule 12b-1 fees are paid by the Funds to the Distributor as compensation for its services and expenses in connection with the sale and distribution of Fund shares. The Distributor in turn pays all or part of these Rule 12b-1 fees to Financial Intermediaries that have agreements with the Distributor to sell shares of the Funds. The Distributor may pay Rule 12b-1 fees to its affiliates. Payments are not tied to actual expenses incurred.
The Rule 12b-1 fees (based on average daily net assets of the share class) vary by share class as follows:
44  |  J.P. Morgan Funds

Class	Rule 12b-1 Fee
Class R2	0.50%
Class R3	0.25%
Class R4	None
Class R5	None
Class R6	None
Because Rule 12b-1 fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
Service Fees
JPMDS, as shareholder servicing agent, receives an annual fee of up to the following fee (based on the average daily net assets of the applicable class of a Fund).
Class	Service Fee
Class R2	0.25%
Class R3	0.25%
Class R4	0.25%
Class R5	0.10%
Class R6	None
JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of that fee to such Financial Intermediaries for performing shareholder and administrative services.
Networking and Sub-Transfer Agency Fees
JPMDS, as shareholder servicing agent, has entered into agreements with Financial Intermediaries pursuant to which the Financial Intermediary is paid for services such as networking or sub-transfer agency (collectively, the “Sub-TA Agreements”). Sub-TA Agreement payments are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) a per account fee based on the number of accounts serviced by such Financial Intermediary. Sub-TA Agreement payments are in addition to, rather than in lieu of, Rule 12b-1 fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor for classes with Rule 12b-1 fees. Payments to Financial Intermediaries for sub-transfer agency services will be made by JPMDS, as shareholder servicing agent, from the service fee. From time to time, JPMIM or its affiliates may pay a portion of the sub-transfer agency fees at its or their own expense and out of its or their legitimate profits.
Purchasing Fund Shares
You may purchase shares directly from the J.P. Morgan Funds through the Distributor or through your Financial Intermediary.
Purchase and redemption orders will be accepted only on days that J.P. Morgan Funds are open for business. The Funds are open for business on each day the NYSE is open for trading. The NYSE is closed for trading on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. A purchase or redemption order received by the Funds prior to the close of regular trading on the NYSE (normally 4:00 p.m. ET) (“Fund Close”), on a day the Funds are open for business, will be effected at that day’s NAV. The Funds will not treat an intraday unscheduled disruption or closure in NYSE trading as a closure of the NYSE and will calculate NAV as of 4:00 p.m. ET, if the particular disruption or closure directly affects only the NYSE. An order received after the Fund Close will generally be effected at the NAV determined on the next business day. However, orders received by Financial Intermediaries on a business day prior to the Fund Close and communicated to the Funds prior to such time as agreed upon by the Funds and the Financial Intermediary will be effected at the NAV determined on the business day the order was received by the Financial Intermediary.
A purchase order must be supported by all appropriate documentation and information in the proper form. The Funds may refuse to honor incomplete purchase orders.
Share ownership is electronically recorded; therefore, no certificate will be issued. A shareholder who purchases shares of a Fund that accrues dividends daily will not accrue a dividend on the day of the purchase.
November 1, 2021  |  45

Investing with J.P. Morgan Funds (continued)
If you purchase shares through your Financial Intermediary, contact your investment representative for its requirements and procedures. If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.
If you purchase shares directly with the Funds, see the information below.
HOW TO PURCHASE DIRECTLY WITH THE J.P. MORGAN FUNDS
Opening a New Account	Purchasing into an Existing Account
By Phone or Online

1-800-480-4111
Shareholder Services representatives
are available Monday through Friday
from 8:00 am to 6:00 pm ET.

www.jpmorganfunds.com
Note: Certain account types are not
available for online account access.
Please call for additional information.

A new account may not be opened by
phone or online.

A new fund position can be added to an
existing account by phone or online if
you have bank information on file. The
minimum initial investment
requirement must be met.

You must already have bank
information on file. If we do not have
bank information on file, you must
submit written instructions. Please call
for instructions on how to add bank
information to your account.

By Mail

Regular mailing address:
J.P. Morgan Funds Services
P.O. Box 219143
Kansas City, MO 64121-9143

Overnight mailing address:
J.P. Morgan Funds Services
430 W 7th Street, Suite 219143
Kansas City, MO 64105-1407
Mail the completed and signed application with a check to our Regular or Overnight mailing address. Refer to the Additional Information Regarding Purchases section.	Please mail your check and include your name, the Fund name, and your fund account number.
All checks must be made payable to one of the following:
•J.P. Morgan Funds; or
•The specific Fund in which you are investing.

Please include your existing account number, if applicable.

All checks must be in U.S. dollars. The J.P. Morgan Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds and/or the
Distributor reserve the right to refuse “third-party” checks and checks drawn on non-
U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to J.P.
Morgan Funds or a Fund are considered third-party checks.

By Wire[1]

1-800-480-4111

Wire Instructions:
DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, MA 02169

Attn: J.P. Morgan Funds Services
ABA: 021 000 021
DDA: 323 125 832
FBO: Fund Name
Fund: Fund #
Account: Your Account # and
Your Account Registration
Purchase by Wire: If you choose to pay by wire, please call to notify the Fund of your purchase. You must also initiate the wire with your financial institution.	Purchase by Wire: If you choose to pay by wire, please call to notify the Fund of your purchase. You must also initiate the wire with your financial institution.
1
The Funds currently do not charge for these services, but may impose a charge in the future. However, your bank may impose a charge for debiting your bank account.
46  |  J.P. Morgan Funds

Transactions by phone, fax or the Internet
You may access your account and conduct certain transactions using phone, fax or the J.P. Morgan Funds website. Phone conversations are recorded. The J.P. Morgan Funds and their agents use reasonable procedures to verify the identity of the shareholder. If these procedures are followed, the J.P. Morgan Funds and their agents are not liable for any losses, liability, cost or expenses (including attorney fees) that may occur from acting on unauthorized or fraudulent instructions. Therefore please take precautions to protect your account information and immediately review account statements or other information provided to you. In addition, a confirmation is sent promptly after a transaction. Please review it carefully and contact J.P. Morgan Funds Services or your Financial Intermediary immediately about any transaction you believe to be unauthorized. You may revoke your right to make purchases over the phone or by mailing written instructions to us.
You may not always reach J.P. Morgan Funds Services by phone or online. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares online or by phone without notice.
Additional Information Regarding Purchases
Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The J.P. Morgan Funds cannot waive these requirements. A Fund is required by law to reject your Account Application if the required identifying information is not provided.
We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received.
Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds and/or the Distributor reserve the right to close your account at the current day’s NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed, less any applicable fees.
Purchases by wire may be canceled if J.P. Morgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and/or losses to the Funds.
Exchanging Fund Shares
An exchange is selling shares of one J.P. Morgan Fund and taking the proceeds to simultaneously purchase shares of another J.P. Morgan Fund. Before making an exchange request, you should read the prospectus of the J.P. Morgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any J.P. Morgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com, or by calling 1-800-480-4111.
November 1, 2021  |  47

Investing with J.P. Morgan Funds (continued)
EXCHANGE PRIVILEGES
Class R2 Shares of a Fund may be exchanged for:
•Class R2 Shares of another J.P. Morgan Fund,
•Another share class of the same Fund if you are eligible to purchase that class.
Class R3 Shares of a Fund may be exchanged for:
•Class R3 Shares of another J.P. Morgan Fund,
•Another share class of the same Fund if you are eligible to purchase that class.
Class R4 Shares of a Fund may be exchanged for:
•Class R4 Shares of another J.P. Morgan Fund,
•Another share class of the same Fund if you are eligible to purchase that class.
Class R5 Shares of a Fund may be exchanged for:
•Class R5 Shares of another J.P. Morgan Fund,
•Another share class of the same Fund if you are eligible to purchase that class.
Class R6 Shares of a Fund may be exchanged for:
•Class R6 Shares of another J.P. Morgan Fund,
•Another share class of the same Fund if you are eligible to purchase that class.
The following rules and procedures apply to exchanges:
•
All exchanges are subject to meeting any investment minimum or eligibility requirements of the new Fund and class.
•
The J.P. Morgan Funds will provide 60 days’ written notice of any termination of or material change to your exchange privilege.
•
All exchanges are based upon the net asset value that is next calculated after the Fund receives your order, provided the exchange out of one Fund must occur before the exchange into the other Fund.
•
In order for an exchange to take place on the date that the order is submitted, the order must be received prior to the close of both the Fund that you wish to exchange into and the Fund that you wish to exchange out of, otherwise, the exchange will occur on the following business day on which both Funds are open.
•
A shareholder that exchanges into shares of a Fund that accrues dividends daily, including a money market fund, will not accrue a dividend on the day of the exchange. A shareholder that exchanges out of shares of a Fund that accrues a daily dividend will accrue a dividend on the day of the exchange.
•
The exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of J.P. Morgan Funds, certain J.P. Morgan Funds limit excessive exchange activity as described in the “Frequent Trading Policy” section. Your exchange privilege will be limited or revoked if the exchange activity is considered excessive. In addition, any J.P. Morgan Fund may reject any exchange request for any reason, including if it is not in the best interests of the Fund and/or its shareholders to accept the exchange.
Following an exchange, the fees and expenses of the new share class may be higher than those of the class you previously held. You should carefully review the prospectus for the new share class, including information on the fees, expenses and exchange features of the new share class, or contact your Financial Intermediary for more information.
Tax Consequences on Exchanges
Generally, an exchange between J.P. Morgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes. An exchange between classes of shares of the same Fund is generally not taxable for federal income tax purposes. You should talk to your tax advisor before making an exchange.
Redeeming Fund Shares
If you sell shares through your Financial Intermediary, contact your investment representative for its requirements and procedures. If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your redemption order to the Fund. Your Financial Intermediary may have an earlier cut-off time for redemption orders.
If you sell shares directly with a Fund, see the information below.
Your redemption proceeds may be mailed to you at your address of record1 or wired to a pre-existing bank account on file.
48  |  J.P. Morgan Funds

HOW TO REDEEM
By Phone or Online Note: Certain account types are not available for online account access. Please call for additional information.	Call us at 1-800-480-4111 Shareholder Services representatives are available Monday through Friday from 8:00 am to 6:00 pm ET. www.jpmorganfunds.com
By Mail
Regular mailing address:
J.P. Morgan Funds Services
P.O. Box 219143
Kansas City, MO 64121-9143

Overnight mailing address:
J.P. Morgan Funds Services
430 W 7th Street, Suite 219143
Kansas City, MO 64105-1407

1
You cannot request a redemption by check to be sent to an address updated within 15 days.
You may redeem some or all of your shares on any day that the Funds are open for business. You will not be permitted to enter a redemption order for shares purchased directly through J.P. Morgan Funds Services by check for five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check has cleared (sometimes referred to as uncollected shares).
If a Fund or Financial Intermediary receives your redemption order before the close of the NYSE (normally 4 p.m. ET or before 4:00 p.m. ET, if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is received in good order (meaning that it includes the information required by, and complies with security requirements implemented by, the Fund’s transfer agent or the Fund), minus the amount of any applicable fees. Your Financial Intermediary may have an earlier cut-off time for redemption orders and may charge a fee to process redemption of shares. A shareholder that redeems out of shares of a Fund that accrues a daily dividend will accrue a dividend on the day of the redemption.
All redemption requests must be supported by valid identity authentication, the appropriate documentation (if applicable) and any necessary information in good order. Additional information may be required depending on the situation.
For accounts held directly with the Funds, the length of time that the Funds typically expect to pay redemption proceeds depends on whether payment is made by wire or check. The Funds typically expect to make payments of redemption proceeds by wire on the next business day following receipt of the redemption order by the Funds. For payment by check, the Funds typically expect to mail the check on the next business day following receipt of the redemption order by the Funds.
For accounts held through Financial Intermediaries, the length of time that the Funds typically expect to pay redemption proceeds depends on the method of payment and the agreement between the Financial Intermediary and the Funds. For redemption proceeds that are paid directly to you by the Fund, the Fund typically expects to make payments by wire or by mailing a check on the next business day following the Fund’s receipt of a redemption order from the Financial Intermediary. For payments that are made to your Financial Intermediary for transmittal to you, the Funds expect to pay redemption proceeds to the Financial Intermediary within 1 to 3 business days following the Fund’s receipt of the redemption order from the Financial Intermediary.
Payment of redemption proceeds may take longer than the time a Fund typically expects and may take up to seven days as permitted by the Investment Company Act of 1940.
Transactions by phone, fax or the Internet
You may access your account and conduct certain transactions using phone, fax or the J.P. Morgan Funds website. Phone conversations are recorded. The J.P. Morgan Funds and their agents use reasonable procedures to verify the identity of the shareholder. If these procedures are followed, the J.P. Morgan Funds and their agents are not liable for any losses, liability, cost or expenses (including attorney fees) that may occur from acting on unauthorized or fraudulent instructions. Therefore please take precautions to protect your account information and immediately review account statements or other information provided to you. In addition, a
November 1, 2021  |  49

Investing with J.P. Morgan Funds (continued)
confirmation is sent promptly after a transaction. Please review it carefully and contact J.P. Morgan Funds Services or your Financial Intermediary immediately about any transaction you believe to be unauthorized. You may revoke your right to make redemptions over the phone or by mailing written instructions to us.
You may not always reach J.P. Morgan Funds Services by phone or online. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares online or by phone without notice.
Additional Information Regarding Redemptions
Medallion signature guarantees may be required if:
•
You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or
•
You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.
The Fund may refuse to honor incomplete redemption orders.
The Fund may suspend your ability to redeem when:
1.
Trading on the NYSE is restricted;
2.
The NYSE is closed (other than weekend and holiday closings);
3.
Federal securities laws permit;
4.
The SEC has permitted a suspension; or
5.
An emergency exists, as determined by the SEC.
You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.
Generally, all redemptions will be for cash. The J.P. Morgan Funds typically expect to satisfy redemption requests by selling portfolio assets or by using holdings of cash or cash equivalents. On a less regular basis, the Funds may also satisfy redemption requests by borrowing from another Fund, by drawing on a line of credit from a bank, or using other short-term borrowings from its custodian. These methods may be used during both normal and stressed market conditions. In addition to paying redemption proceeds in cash, if you redeem shares worth $250,000 or more, the J.P. Morgan Funds reserve the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders. If you receive a redemption in-kind, securities received by you may be subject to market risk and you could incur taxable gains and brokerage or other charges in converting the securities to cash. While the J.P. Morgan Funds do not routinely use redemptions in-kind, the Funds reserve the right to use redemptions in-kind to manage the impact of large redemptions on the Funds. Redemption in-kind proceeds will typically be made by delivering a pro-rata amount of a Fund’s holdings that are readily marketable securities to the redeeming shareholder within seven days after the Fund’s receipt of the redemption order.
The Funds and their service providers may temporarily hold redemption proceeds from accounts maintained directly with the Funds if there is a reasonable belief that financial exploitation of a Specified Adult has occurred, is occurring, has been attempted, or will be attempted. For purposes of this paragraph, the term “Specified Adult” refers to an individual who is (A) a natural person age 65 and older; or (B) a natural person age 18 and older who the member reasonably believes has a mental or physical impairment that renders the individual unable to protect his or her own interests.
Minimum Account Balance
If your account value falls below the required minimum balance, the Fund and/or the Distributor reserve the right to redeem all of the remaining shares in your account and close your account. Before this action is taken, you will be given 60 days advance written notice in order to provide you with time to increase your account balance to the required minimum, by purchasing sufficient shares, in accordance with the terms of this prospectus.
Closings, Reorganizations and Liquidations
To the extent authorized by law, each Fund reserves the right to discontinue offering shares at any time, to merge or reorganize itself or a share class, or to cease operations and liquidate at any time.
50  |  J.P. Morgan Funds

Frequent Trading Policy
J.P. Morgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. Although market timing may affect any Fund, these risks may be higher for Funds that invest significantly in non-U.S. securities or thinly traded securities (e.g., certain small cap securities), such as international, global or emerging market funds or small cap funds. For example, when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE, market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value.
J.P. Morgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s) where they detect a pattern of either purchases and sales of one of the J.P. Morgan Funds, or exchanges between or among J.P. Morgan Funds, that indicates market timing or trading that they determine is abusive.
Although J.P. Morgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds’ own operational systems and procedures will identify and eliminate all market timing strategies. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers are not known by the Funds. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect limits the Funds’ ability to locate and eliminate individual market timers. As a result, the Funds are often dependent upon Financial Intermediaries who utilize their own policies and procedures to identify market timers. These policies and procedures may be different than those utilized by the Funds.
The Boards of J.P. Morgan Funds have adopted various policies and procedures to identify market timers, including reviewing “round trips” in and out of J.P. Morgan Funds by investors. A “round trip” includes a purchase or exchange into a Fund followed or preceded by a redemption or exchange out of the same Fund. If the Distributor detects that you have completed two round trips within 60 days in the same Fund, the Distributor will reject your purchase and exchange orders for a period of at least 90 days. For subsequent violations, the Distributor may, in its sole discretion, reject your purchase and exchange orders temporarily or permanently. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.
J.P. Morgan Funds have attempted to put safeguards in place to assure that Financial Intermediaries have implemented procedures designed to deter market timing and abusive trading. Despite these safeguards, there is no assurance that the Funds will be able to effectively identify and eliminate market timing and abusive trading in the Funds particularly with respect to omnibus accounts.
J.P. Morgan Funds will seek to apply the Funds’ market timing policies and restrictions as uniformly as practicable to accounts with the Funds, except with respect to the following:
1.
Trades that occur through omnibus accounts at Financial Intermediaries as described above;
2.
Purchases, redemptions and exchanges made on a systematic basis;
3.
Automatic reinvestments of dividends and distributions;
4.
Purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap, advisory or bona fide asset allocation program, which includes investment models developed and maintained by a financial intermediary;
5.
Redemptions of shares to pay fund or account fees;
6.
Transactions initiated by the trustee or adviser to a donor-advised charitable gift fund;
7.
Transactions in Section 529 college savings plans;
8.
Transactions in Fund of Fund Products; and
9.
Transactions within a Retirement account such as:
•
Shares redeemed to return an excess contribution;
•
Transactions initiated by sponsors of group employee benefit plans or other related accounts;
•
Retirement plan contributions, loans, distributions, and hardship withdrawals;
November 1, 2021  |  51

Investing with J.P. Morgan Funds (continued)
•
IRA re-characterizations and conversions; and
•
IRA purchases of shares by asset transfer or direct rollover.
In addition to rejecting purchases in connection with suspected market timing activities, the Distributor can reject a purchase (including purchases for the Funds listed below) for any reason, including purchases that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchases and/or exchanges.
Certain J.P. Morgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Short Duration Bond Fund, JPMorgan Short Duration Core Plus Fund, JPMorgan Short-Intermediate Municipal Bond Fund, JPMorgan Limited Duration Bond Fund, JPMorgan Managed Income Fund, JPMorgan Ultra-Short Municipal Fund and the J.P. Morgan Money Market Funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.
Valuation
Shares are purchased at NAV per share. This is also known as the offering price. Shares are also redeemed at NAV. The NAV of each class within a Fund varies, primarily because each class has different class-specific expenses such as distribution and service fees.
The NAV per share of a class of a Fund is equal to the value of all the assets attributable to that class, minus the liabilities attributable to that class, divided by the number of outstanding shares of that class. The following is a summary of the procedures generally used to value J.P. Morgan Funds’ investments.
Securities for which market quotations are readily available are generally valued at their current market value. Other securities and assets, including securities for which market quotations are not readily available; market quotations are determined not to be reliable; or, their value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded but before a Fund’s NAV is calculated, may be valued at fair value in accordance with policies and procedures adopted by the J.P. Morgan Funds’ Board of Trustees. Fair value represents a good faith determination of the value of a security or other asset based upon specifically applied procedures. Fair valuation may require subjective determinations. There can be no assurance that the fair value of an asset is the price at which the asset could have been sold during the period in which the particular fair value was used in determining a Fund’s NAV.
Equity securities listed on a North American, Central American, South American or Caribbean securities exchange are generally valued at the last sale price on the exchange on which the security is principally traded. Other foreign equity securities are fair valued using quotations from an independent pricing service, as applicable. The value of securities listed on the NASDAQ Stock Market, Inc. is generally the NASDAQ official closing price.
Fixed income securities are valued using prices supplied by an approved independent third party or affiliated pricing services or broker/dealers. Those prices are determined using a variety of inputs and factors as more fully described in the Statement of Additional Information.
Assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the prevailing market rates from an approved independent pricing service as of 4:00 p.m. ET.
Shares of ETFs are generally valued at the last sale price on the exchange on which the ETF is principally traded. Shares of open-end investment companies are valued at their respective NAVs.
Options traded on U.S. securities exchanges are valued at the composite mean price, using the National Best Bid and Offer quotes.
Options traded on foreign exchanges are valued at the settled price, or if no settled price is available, at the last sale price available prior to the calculation of a Fund’s NAV and will be fair valued by applying fair value factors provided by independent pricing services, as applicable, for any options involving equity reference obligations listed on exchanges other than North American, Central American, South American or Caribbean securities exchanges.
Exchange traded futures are valued at the last sale price available prior to the calculation of a Fund’s NAV. Any futures involving equity reference obligations listed on exchanges other than North American, Central American, South American or Caribbean securities exchanges will be fair valued by applying fair value factors provided by independent pricing services, as applicable.
Non-listed over-the-counter options and futures are valued utilizing market quotations provided by approved pricing services.
Swaps and structured notes are priced generally by an approved independent third party or affiliated pricing service or at an evaluated price provided by a counterparty or broker/dealer.
52  |  J.P. Morgan Funds

Any derivatives involving equity reference obligations listed on exchanges other than North American, Central American, South American or Caribbean securities exchanges will be fair valued by applying fair value factors provided by independent pricing services, as applicable.
NAV is calculated each business day as of the close of the NYSE, which is typically 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The Funds will not treat an intraday unscheduled disruption or closure in NYSE trading as a closure of the NYSE and will calculate NAV as of 4:00 p.m. ET, if the particular disruption or closure directly affects only the NYSE. The price at which a purchase is effected is based on the next calculation of NAV after the order is received in proper form in accordance with this prospectus. To the extent a Fund invests in securities that are primarily listed on foreign exchanges or other markets that trade on weekends or other days when a Fund does not price its shares, the value of a Fund’s shares may change on days when you will not be able to purchase or redeem your shares.
Distributions and Taxes
Each Fund has elected to be treated and intends to qualify each taxable year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders. Each Fund’s failure to qualify as a regulated investment company would result in corporate-level taxation and, consequently, a reduction in income available for distribution to shareholders.
Each Fund can earn income and realize capital gain. Each Fund deducts any expenses and then pays out the earnings, if any, to shareholders as distributions.
The Funds generally distribute net investment income, if any, at least annually. The Funds will distribute net realized capital gains, if any, at least annually. For each taxable year, the Funds will generally distribute substantially all of its net investment income and net realized capital gains. The Funds may carry over a portion of undistributed income from one calendar year to the next, which may be subject to an excise tax in accordance with Internal Revenue Code. The Funds intend to make distributions sufficient to avoid imposition of an excise tax, although the Funds reserve the right to pay an excise tax in certain circumstances.
You have the following options for your distributions. You may:
•
Reinvest all distributions in additional Fund shares;
•
Take distributions of net investment income in cash and reinvest distributions of net capital gain in additional shares;
•
Take distributions of net capital gain in cash and reinvest distributions of net investment income; or
•
Take all distributions in cash.
If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class without a sales charge. If you take your distributions in cash, you can choose to have a check mailed to your address of record or you can have them deposited into a pre-assigned bank account. The taxation of the dividends will not be affected whether you have them deposited into a bank account or sent by check.
Dividends of net investment income paid to a non-corporate U.S. shareholder that are properly reported as qualified dividend income generally will be taxable to such shareholder at preferential rates. The maximum individual federal income tax rate applicable to “qualified dividend income” is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. The amount of dividend income that may be so reported by a Fund generally will be limited to the aggregate of the eligible dividends received by each Fund. In addition, a Fund must meet certain holding period and other requirements with respect to the shares on which the Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period and other requirements with respect to the Fund. The amount of a Fund’s distributions that would otherwise qualify for this favorable tax treatment may be reduced as a result of the Fund’s securities lending activities or high portfolio turnover rate. Dividends of net investment income that are not reported as qualified dividend income and dividends of net short-term capital gain will be taxable to a U.S. shareholder as ordinary income.
Distributions of net capital gain (that is, the excess of the net gains from the sale of investments that a Fund owned for more than one year over the net losses from investments that the Fund owned for one year or less) that are properly reported by a Fund as capital gain dividends will be taxable as long-term capital gain, regardless of how long you have held your shares in the Fund. The maximum individual federal income tax rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Distributions of net short-term capital gain (that is, the excess of any net short-term capital gain over net long-term capital loss), if any, will be taxable to U.S. shareholders as ordinary income. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.
November 1, 2021  |  53

Investing with J.P. Morgan Funds (continued)
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
If you buy shares of a Fund just before a distribution, you will be subject to tax on the entire amount of the taxable distribution you receive. Distributions are taxable to you even if they are paid from income or gains earned by a Fund before your investment (and thus were included in the price you paid for your Fund shares). Any gain resulting from the sale or exchange of Fund shares generally will be taxable as long-term or short-term gain, depending upon how long you have held your shares.
The Funds' investment in foreign securities may be subject to foreign withholding or other taxes. In that case, the Funds' yield on those securities would be decreased. In addition, the Funds' investment in certain foreign securities or foreign currencies may increase or accelerate the Funds' recognition of ordinary income and may affect the timing or amount of the Funds' distributions.
The Funds' investments in certain debt obligations, mortgage-backed securities, asset-backed securities, derivative instruments and so-called “passive foreign investment companies” may require the Funds to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Funds may be required to liquidate other investments in its portfolio that it otherwise would have continued to hold, including when it is not advantageous to do so. The Funds' investment in REIT securities also may result in the Funds' receipt of cash in excess of the REIT’s earnings; if the Funds distribute such amounts, such distributions could constitute a return of capital to Fund shareholders for federal income tax purposes.
The Funds' transactions in futures contracts, short sales, swaps and other derivatives will be subject to special tax rules, the effect of which may be to accelerate income to the Funds, defer losses to the Funds, cause adjustments in the holding periods of the Funds' securities, and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Funds' use of these types of transactions may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions.
Please see the Statement of Additional Information for additional discussion of the tax consequences of the above-described and other investments to each Fund and its shareholders.
The dates on which net investment income and capital gain dividends, if any, will be distributed are available online at www.jpmorganfunds.com.
Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received during the preceding calendar year and the tax status of those distributions.
The Funds are not intended for foreign shareholders. Any foreign shareholders would generally be subject to U.S. tax-withholding on distributions by the Funds, as discussed in the Statement of Additional Information.
Distributions by a Fund to retirement plans and other entities that qualify for tax-exempt or tax-deferred treatment under federal income tax laws will generally not be taxable. Special tax rules apply to investments through such plans. The tax considerations described in this section do not apply to such tax-exempt or tax-deferred entities or accounts. You should consult your tax advisor to determine the suitability of a Fund as an investment and the tax treatment of distributions.
Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.
The above is a general summary of tax implications of investing in the Funds. Because each investor’s tax consequences are unique, please consult your tax advisor to see how investing in a Fund and, for individuals and S corporations, selection of a particular cost method of accounting will affect your own tax situation.
54  |  J.P. Morgan Funds

IMPORTANT TAX REPORTING CONSIDERATIONS
Your Financial Intermediary or the Fund (if you hold your shares in the Fund direct account) will report gains and losses realized on redemptions of shares for shareholders who are individuals and S corporations purchased after January 1, 2012 to the Internal Revenue Service (IRS). This information will also be reported to you on Form 1099-B and the IRS each year. In calculating the gain or loss on redemptions of shares, the average cost method will be used to determine the cost basis of Fund shares purchased after January 1, 2012 unless you instruct the Fund in writing at J.P. Morgan Funds Services, P.O. Box 219143, Kansas City, MO 64121-9143 that you want to use another available method for cost basis reporting (for example, First In, First Out (FIFO), Last In, First Out (LIFO), Specific Lot Identification (SLID) or High Cost, First Out (HIFO)). If you designate SLID as your cost basis method, you will also need to designate a secondary cost basis method (Secondary Method). If a Secondary Method is not provided, the Fund will designate FIFO as the Secondary Method and will use the Secondary Method with respect to systematic redemptions.
Not all cost basis methods are available. Please contact the Fund at J.P. Morgan Funds Services, P.O. Box 219143, Kansas City, MO 64121-9143 for more information on the available methods for cost basis reporting. To determine which available cost basis method is best for you, you should consult with your tax advisor. Please note that you will be responsible for calculating and reporting gains and losses on redemptions of shares purchased prior to January 1, 2012 to the IRS as such information will not be reported by the Fund and may not be maintained by your Financial Intermediary.
Your Financial Intermediary or the Fund (if you hold your shares in the Fund direct account) is also required to report gains and losses to the IRS in connection with redemptions of shares by S corporations. If a shareholder is a corporation and has not instructed the Fund that it is a C corporation in its account application or by written instruction to J.P. Morgan Funds Services, P.O. Box 219143, Kansas City, MO 64121-9143, the Fund will treat the shareholder as an S corporation and file a Form 1099-B.
Shareholder Statements and Reports
The J.P. Morgan Funds or your Financial Intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. The Funds will correct errors if notified within one year of the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time. J.P. Morgan Funds will charge a fee for requests for statements that are older than two years. Please retain all of your statements, as they could be needed for tax purposes.
To reduce expenses and conserve natural resources, the J.P. Morgan Funds will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the J.P. Morgan Funds reasonably believe they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and the Fund will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.jpmorganfunds.com and sign up for electronic delivery.
If you hold your Fund shares directly, you may access your account statements at www.jpmorganfunds.com.
After each fiscal half year you will receive a financial report from the Funds. In addition, the Funds will periodically send you proxy statements and other reports.
If you have any questions or need additional information, please write to J.P. Morgan Funds Services at P.O. Box 219143, Kansas City, MO 64121-9143, call 1-800-480-4111 or visit www.jpmorganfunds.com.
Availability of Proxy Voting Record
The Trustees for each Fund have delegated the authority to vote proxies for securities owned by the Funds to the Funds' adviser. A copy of each Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or on J.P. Morgan Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. Each Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.
Portfolio Holdings Disclosure
No sooner than 10 days after the end of each month, the Fund will make available upon request the uncertified, complete schedule of its portfolio holdings and the percentage allocations to each of the underlying funds as of the last day of that month.
Not later than 60 days after the end of each fiscal quarter, the Fund will make available upon request a complete schedule of its portfolio holdings as of the last day of that quarter.
November 1, 2021  |  55

Investing with J.P. Morgan Funds (continued)
The Fund will post these quarterly schedules on J.P. Morgan Funds’ website at www.jpmorganfunds.com and on the SEC’s website at www.sec.gov.
In addition, from time to time, the Fund may post portfolio holdings on J.P. Morgan Funds’ website on a more frequent basis.
Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111. A description of each Fund’s policies and procedures with respect to the disclosure of a Fund’s portfolio holdings is available in the Statement of Additional Information.
56  |  J.P. Morgan Funds

Glossary of Common Investment Terminology
For the purpose of the “INVESTING WITH J.P. MORGAN FUNDS” section, references to “account” and “Fund” are not interchangeable. Fund refers to an individual mutual fund position. An account may be invested in a single Fund or multiple Funds.
Capital Gains Distribution — Payment to mutual fund shareholders of gains realized on securities that a Fund has sold at a profit, minus any realized losses.
Dividend Distribution — Payment to mutual fund shareholders of income from interest or dividends generated by a Fund’s investments.
Financial Intermediaries — Include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with the Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary.
Group Retirement Plans — Refers to employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans. To satisfy eligibility requirements, the plan must be a group plan (more than one participant), the shares cannot be held in a commission-based brokerage account and
•
Shares must be held at a plan level or
•
Shares must be held at the Fund level through an omnibus account of a retirement plan recordkeeper.
Group Retirement Plans include group employer-sponsored 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, retiree health benefit plans, group annuity separate accounts offered to retirement plans and non-qualified deferred compensation plans. Group Retirement Plans do not include traditional IRAs, Roth IRAs, Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, KEOGHs, individual 401(k) or individual 403(b) plans.
Medallion Signature Guarantee — A special stamp used to verify the authenticity of certain documents. It is a guarantee by a financial institution that the signature is genuine and the financial institution accepts liability for any forgery. Medallion signature guarantees protect shareholders by preventing unauthorized transfer of assets that could result in monetary losses to the investor due to fraud. Medallion guarantee stamps can be obtained at many bank branches or brokerage firms.
Uncollected Shares — Shares purchased directly through J.P. Morgan Funds Services by check are not available for redemption for up to five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check has cleared.
Wire — Refers to the method used for payment or redemptions. While J.P. Morgan Funds does not charge to send a wire, your bank may charge a fee for this service.
November 1, 2021  |  57

Financial Highlights
The financial highlights table is intended to help you understand the Funds’ financial performance for the past five fiscal years or the period of a Fund’s operations, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Funds (assuming reinvestment of all dividends and distributions). This information for each period presented has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds’ financial statements, are included in the Funds’ annual report, which is available upon request.
To the extent a Fund invests in other funds, the Total Annual Operating Expenses included in the Fee Table will not correlate to the ratio of expenses to average net assets in the financial highlights below.
		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartSpendingSM 2015 Fund
Class R2
Year Ended June 30, 2021	$14.70	$0.20	$1.95	$2.15	$(0.24)	$—	$(0.24)
Year Ended June 30, 2020	15.94	0.28	(0.67)	(0.39)	(0.35)	(0.50)	(0.85)
Year Ended June 30, 2019	15.83	0.33	0.42	0.75	(0.33)	(0.31)	(0.64)
Year Ended June 30, 2018	15.66	0.29	0.25	0.54	(0.20)	(0.17)	(0.37)
December 30, 2016 (h) through June 30, 2017	15.00	0.11	0.64	0.75	(0.09)	—	(0.09)
Class R3
Year Ended June 30, 2021	14.72	0.24	1.95	2.19	(0.27)	—	(0.27)
Year Ended June 30, 2020	15.96	0.32	(0.67)	(0.35)	(0.39)	(0.50)	(0.89)
Year Ended June 30, 2019	15.85	0.37	0.42	0.79	(0.37)	(0.31)	(0.68)
Year Ended June 30, 2018	15.66	0.33	0.25	0.58	(0.22)	(0.17)	(0.39)
December 30, 2016 (h) through June 30, 2017	15.00	0.13	0.64	0.77	(0.11)	—	(0.11)
Class R4
Year Ended June 30, 2021	14.75	0.28	1.95	2.23	(0.31)	—	(0.31)
Year Ended June 30, 2020	15.98	0.36	(0.66)	(0.30)	(0.43)	(0.50)	(0.93)
Year Ended June 30, 2019	15.86	0.41	0.43	0.84	(0.41)	(0.31)	(0.72)
Year Ended June 30, 2018	15.66	0.37	0.25	0.62	(0.25)	(0.17)	(0.42)
December 30, 2016 (h) through June 30, 2017	15.00	0.15	0.64	0.79	(0.13)	—	(0.13)
Class R5
Year Ended June 30, 2021	14.76	0.30	1.95	2.25	(0.33)	—	(0.33)
Year Ended June 30, 2020	15.99	0.38	(0.66)	(0.28)	(0.45)	(0.50)	(0.95)
Year Ended June 30, 2019	15.87	0.44	0.42	0.86	(0.43)	(0.31)	(0.74)
Year Ended June 30, 2018	15.66	0.39	0.25	0.64	(0.26)	(0.17)	(0.43)
December 30, 2016 (h) through June 30, 2017	15.00	0.16	0.64	0.80	(0.14)	—	(0.14)
Class R6
Year Ended June 30, 2021	14.77	0.32	1.95	2.27	(0.35)	—	(0.35)
Year Ended June 30, 2020	16.00	0.40	(0.66)	(0.26)	(0.47)	(0.50)	(0.97)
Year Ended June 30, 2019	15.88	0.45	0.42	0.87	(0.44)	(0.31)	(0.75)
Year Ended June 30, 2018	15.66	0.41	0.25	0.66	(0.27)	(0.17)	(0.44)
December 30, 2016 (h) through June 30, 2017	15.00	0.17	0.64	0.81	(0.15)	—	(0.15)
(a)
Annualized for periods less than one year, unless otherwise noted.
(b)
Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)
Calculated based upon average shares outstanding.
(d)
Not annualized for periods less than one year.
(e)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(f)
Does not include expenses of Underlying Funds.
(g)
Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(h)
Commencement of operations.
58  |  J.P. Morgan Funds

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (d)(e)	Net assets, end of period (000’s)	Net expenses (f)	Net investment income (loss) (b)	Expenses without waivers, reimbursements and earnings credits (f)	Portfolio turnover rate (d)

$16.61	14.67%	$26	0.78%	1.25%	1.82%	107%
14.70	(2.68)	22	0.85	1.83	2.08	125
15.94	5.05	23	0.85	2.13	1.97	50
15.83	3.46	21	0.85(g)	1.80(g)	2.00(g)	30
15.66	5.02	21	0.84(g)	1.44(g)	4.09(g)	8

16.64	14.98	26	0.53	1.50	2.01	107
14.72	(2.45)	22	0.60	2.08	4.58	125
15.96	5.29	23	0.60	2.38	1.72	50
15.85	3.74	22	0.60(g)	2.05(g)	1.75(g)	30
15.66	5.15	21	0.59(g)	1.69(g)	3.82(g)	8

16.67	15.22	26	0.28	1.75	1.54	107
14.75	(2.14)	23	0.35	2.33	3.05	125
15.98	5.60	23	0.35	2.63	1.47	50
15.86	3.96	22	0.35(g)	2.30(g)	1.50(g)	30
15.66	5.27	21	0.35(g)	1.94(g)	3.57(g)	8

16.68	15.37	26	0.13	1.90	1.75	107
14.76	(2.00)	23	0.20	2.48	5.06	125
15.99	5.74	23	0.20	2.78	1.32	50
15.87	4.11	22	0.21(g)	2.44(g)	1.36(g)	30
15.66	5.35	21	0.20(g)	2.09(g)	3.43(g)	8

16.69	15.47	26	0.04	2.00	1.09	107
14.77	(1.91)	23	0.10	2.58	1.21	125
16.00	5.84	23	0.10	2.88	1.23	50
15.88	4.24	22	0.10(g)	2.55(g)	1.25(g)	30
15.66	5.40	21	0.10(g)	2.19(g)	3.33(g)	8
November 1, 2021  |  59

Financial Highlights (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartSpendingSM 2020 Fund
Class R2
July 1, 2020 (h) through June 30, 2021	$15.00	$0.19	$1.88	$2.07	$(0.11)	$(0.06)	$(0.17)
Class R3
July 1, 2020 (h) through June 30, 2021	15.00	0.23	1.88	2.11	(0.13)	(0.06)	(0.19)
Class R4
July 1, 2020 (h) through June 30, 2021	15.00	0.27	1.88	2.15	(0.15)	(0.06)	(0.21)
Class R5
July 1, 2020 (h) through June 30, 2021	15.00	0.30	1.87	2.17	(0.16)	(0.06)	(0.22)
Class R6
July 1, 2020 (h) through June 30, 2021	15.00	0.31	1.88	2.19	(0.17)	(0.06)	(0.23)
(a)
Annualized for periods less than one year, unless otherwise noted.
(b)
Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)
Calculated based upon average shares outstanding.
(d)
Not annualized for periods less than one year.
(e)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(f)
Does not include expenses of Underlying Funds.
(g)
Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(h)
Commencement of operations.
60  |  J.P. Morgan Funds

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (d)(e)	Net assets, end of period (000’s)	Net expenses (f)(g)	Net investment income (loss) (b)(g)	Expenses without waivers, reimbursements and earnings credits (f)(g)	Portfolio turnover rate (d)

$16.90	13.89%	$22	0.78%	1.19%	2.14%	95%

16.92	14.15	23	0.54	1.44	1.89	95

16.94	14.42	23	0.29	1.69	1.64	95

16.95	14.57	23	0.14	1.84	1.50	95

16.96	14.69	23	0.04	1.94	1.40	95
November 1, 2021  |  61

How to Reach Us
MORE INFORMATION
For investors who want more information on the Fund, the following documents are available free upon request:
ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about the Fund’s investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund’s performance during the last fiscal year.
STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Fund and their policies. It is incorporated by reference into this prospectus. This means, by law, it is considered to be part of this prospectus. You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:
J.P. Morgan Funds Services
P.O. Box 219143
Kansas City, MO 64121-9143
If you buy your shares through a Financial Intermediary, please contact that Financial Intermediary directly for more information. You can also find information online at www.jpmorganfunds.com.
Reports, a copy of the SAI, and other information about the Funds are also available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.
Investment Company Act File No. for the Funds is 811-23117
©JPMorgan Chase & Co., 2020. All rights reserved. November 2021.

PR-SSR2R3R4R5R6-1121-3